147066438v8 EXECUTION VERSION Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. AMENDMENT NO. 22 AND WAIVER TO FINANCING AGREEMENT AMENDMENT NO. 22 AND WAIVER, dated as of September 17, 2024 (this "Amendment"), to the Financing Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Financing Agreement"), by and among Mondee Holdings, Inc., a Delaware corporation (the "Parent"), each subsidiary of the Parent listed as a "Borrower" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations, each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), TCW Asset Management Company LLC, a Delaware limited liability company ("TCW"), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent") and Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), as revolving agent for the Revolving Loan Lenders (in such capacity, together with its successors and assigns in such capacity, the "Revolving Agent" and together with the Administrative Agent, each an "Agent" and collectively, the "Agents"). WHEREAS, the Loan Parties have informed the Agents and the Lenders that Orinter Tour & Travel, S.A., a Brazilian corporation, has acquired all of the Equity Interests of Tailor Travel Services Agências De Viagens LTDA (“Tailor”), an entity incorporated in Brazil, for a purchase price of BRL 3.424 million (approximately USD $0.7 million), of which BRL 866,000 was paid at the closing of such acquisition (the “Tailor Acquisition”); WHEREAS, the Tailor Acquisition was not permitted under the Financing Agreement and the Loan Parties have requested that the Agents and the Required Lenders waive the Events of Default that have occurred and are continuing under Section 9.01(c) of the Financing Agreement as a result of the Loan Parties’ failure to comply with Section 7.02(e) of the Financing Agreement and the Loan Parties’ failure to notify the Agents and the Lenders of such Event of Default as required pursuant to Section 7.01(a)(ix) of the Financing Agreement (together, the “Specified Default”); and WHEREAS, the Loan Parties, the Agents and the Lenders have agreed to amend the Financing Agreement and wish to memorialize such amendment in this Amendment and waive the Specified Default; in each case, subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement (after giving effect to this Amendment) (as so amended, the “Amended Financing Agreement”). 2. Amendments; Waiver. (a) Amended Financing Agreement. The Financing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Financing Agreement attached as Annex A hereto.

- 2 - 147066438v8 (b) Waiver. In reliance upon the representations and warranties made by the Loan Parties set forth in Section 3 below and subject to the satisfaction in full of the conditions to effectiveness set forth in Section 4 below, the Agents and the Required Lenders hereby waive the Specified Default. The waiver set forth in this Section 2(b) shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect. (c) Amendment No. 21. The Administrative Agent hereby amends the due date specified in Section 5(b) of Amendment No. 21 to be the Amendment No. 22 Effective Date. 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows on the Amendment No. 22 Effective Date (as defined below) after giving effect to this Amendment: (a) Representations and Warranties; No Event of Default. (i) The representations and warranties in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification on and as of each such date) on and as of the Amendment No. 22 Effective Date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (ii) after giving effect to the waiver of the Specified Default pursuant to Section 2(b) hereof, no Default or Event of Default has occurred and is continuing as of the date hereof or as of the Amendment No. 22 Effective Date or would result from this Amendment becoming effective in accordance with its terms. (b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing (other than SkyLink Travel, Inc., a California corporation) under the laws of the state, province, territory or other jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings under the Financing Agreement, and to execute and deliver this Amendment and each other Loan Document to which it is a party, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. (c) Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of this clause (iv), to the extent such contravention,

- 3 - 147066438v8 default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect. (d) Enforceability of Loan Documents. This Amendment and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity. (e) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance of this Amendment and the Financing Agreement, as amended hereby, by any Loan Party party hereto. 4. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the “Amendment No. 22 Effective Date”): (a) Payment of Fees, etc. The Borrowers shall have paid on or before the Amendment No. 22 Effective Date, all fees, costs and expenses due and payable to the Agents and the Lenders under the Loan Documents that have been invoiced on or prior to the Amendment No. 22 Effective Date (including the reasonable costs and expenses incurred by the Agents in connection with the preparation, execution and delivery of this Amendment), including the fees, costs and expenses of Paul Hastings LLP, as counsel to the L/C Issuer. (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct (after giving effect to this Amendment): (i) the representations and warranties contained in this Amendment, Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 22 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (ii) after giving effect to the waiver of the Specified Default pursuant to Section 2(b) hereof, no Default or Event of Default shall have occurred and be continuing on the Amendment No. 22 Effective Date or would result from this Amendment becoming effective in accordance with its terms. (c) L/C Facility. (i) The Amendment No. 22 Letter of Credit shall have been issued by the Underlying Issuer to the beneficiary thereof, and the same shall be in form and substance satisfactory to the L/C Issuer and the Administrative Borrower. (ii) The L/C Beneficiary Agreement shall have been executed and delivered by the parties thereto and the same shall be in form and substance satisfactory to the L/C Issuer and the Administrative Borrower.

- 4 - 147066438v8 (d) Delivery of the Loan Documents. The Agents shall have received on or before the Amendment No. 22 Effective Date the following, each in form and substance reasonably satisfactory to the Agents and, unless indicated otherwise, dated as of the Amendment No. 22 Effective Date: (i) this Amendment, duly executed and delivered by the Loan Parties, the Agents and the Lenders; (ii) a certificate of the Authorized Officer of each Loan Party certifying as to the matters set forth in Section 4(b); (iii) as of a recent date not more than 60 days prior to the Amendment No. 22 Effective Date, the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens); (iv) a certificate of an Authorized Officer of each Loan Party, certifying (A) that there have been no material changes to the Governing Documents of each Loan Party since copies of such Governing Documents were last delivered to the Administrative Agent, (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the transactions contemplated by this Amendment and the other Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of this Amendment, each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers; (v) a certificate of the appropriate official(s) of the jurisdiction of organization and, except to the extent such failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each jurisdiction of foreign qualification of each Loan Party (other than SkyLink Travel, Inc., a California corporation) certifying as of a recent date not more than 60 days prior to the Amendment No. 22 Effective Date as to the subsistence in good standing of such Loan Party in such jurisdictions; (vi) a certificate of the chief financial officer of the Parent and Mondee, certifying as to the solvency of each Loan Party (after giving effect to the transactions effected on the Amendment No. 22 Effective Date); (vii) an opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, and an opinion of local counsel in Illinois, Virginia, Michigan and Canada; each as to such matters as the Agents may reasonably request. (d) Payment of Term Loan A Payment #2. The Administrative Agent shall have received, on or prior to the Amendment No. 22 Effective Date, the Term Loan A Payment #2 in an amount not less than $7,500,000 for the account of the Term Loan A Lenders, in accordance with their Pro Rata Shares. 5. [Reserved].

- 5 - 147066438v8 6. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document (in each case, as amended or otherwise modified by this Amendment) to which it is a party is, and shall continue to be, other than as expressly set forth in this Amendment, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment No. 22 Effective Date, all references in any such Loan Document to the “Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that, any such Loan Document purports to assign or pledge to any Agent for the benefit of the Secured Parties (or any of them), or to grant to any Agent, for the benefit of the Secured Parties (or any of them), a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement and the other Loan Documents (in each case, as amended or otherwise modified by this Amendment), such pledge, assignment and/or grant of the security interest or Lien is, subject to the release thereof as expressly set forth in this Amendment or as set forth in the relevant governing agreement, hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect (in each case, as amended or otherwise modified by this Amendment). Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document. 7. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. 8. No Representations by Agent or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment. 9. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or

- 6 - 147066438v8 hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 22 Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agents or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby. 10. Miscellaneous. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment. (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. (d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. (e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. (f) This Amendment shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that (i) none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void and (ii) any assignment by a Lender shall be subject to Section 12.07(b) of the Financing Agreement. [Remainder of page intentionally left blank.]

[Amendment No. 22 to Financing Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof. BORROWERS: MONDEE, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO C&H TRAVEL AND TOURS INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO MONDEE CANADA INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: Vice-President SKYLINK TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO SKYLINK TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO SKYLINK TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO SKYLINK TRAVEL, SFO INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO

[Amendment No. 22 to Financing Agreement] TRANS AM TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO HARI-WORLD TRAVEL GROUP, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO EXPLORETRIP IP HOLDINGS, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO EXPLORETRIP, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO MONDEE ACQUISITION COMPANY INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO TRANSWORLD TRAVEL, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO

[Amendment No. 22 to Financing Agreement] COSMOPOLITAN TRAVEL SERVICE, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO COSMOPOLITAN TRAVEL SERVICES INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO ROCKETRIP, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO SKYPASS TRAVEL INC. By: /s/ Jesus Portillo Name: Jesus Portillo Title: Secretary and Treasurer SKYPASS HOLIDAYS LLC By: /s/ Jesus Portillo Name: Jesus Portillo Title: Secretary and Treasurer PURPLE GRIDS INC By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: Chief Executive Officer

[Amendment No. 22 to Financing Agreement] GUARANTORS: MONDEE HOLDINGS, INC. By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: CEO MONDEE HOLDINGS II, LLC By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: Manager MONDEE BRAZIL, LLC By: /s/ Prasad Gundumogula Name: Prasad Gundumogula Title: Manager

[Amendment No. 22 to Financing Agreement] ADMINISTRATIVE AGENT: TCW ASSET MANAGEMENT COMPANY LLC By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 22 to Financing Agreement] REVOLVING AGENT: WINGSPIRE CAPITAL LLC By: /s/ Christopher Coutu Name: Christopher Coutu Title: Senior Managing Director

[Amendment No. 22 to Financing Agreement] LENDERS: WEST VIRGINIA DIRECT LENDING LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director TCW SKYLINE LENDING LP By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director NJ/TCW DIRECT LENDING LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director TCW BRAZOS FUND LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 22 to Financing Agreement] TCW DIRECT LENDING VII LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC By: TCW Asset Management Company LLC, its Investment Manager By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director US SPECIALTY INSURANCE COMPANY By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director SAFETY NATIONAL CASUALTY CORP By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 22 to Financing Agreement] TCW DL VII FINANCING LLC By: TCW Asset Management Company LLC, its Investment Manager By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 22 to Financing Agreement] RELIANCE STANDARD LIFE INSURANCE COMPANY By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: /s/ Suzanne Grosso Name: Suzanne Grosso Title: Managing Director

[Amendment No. 22 to Financing Agreement] NH CREDIT PARTNERS III HOLDINGS L.P. By: MS Credit Partners III GP L.P., its general partner By: MS Credit Partners III GP Inc., its general partner By: /s/ Griffin Coakley Name: Griffin Coakley Title: Authorized Signer

[Amendment No. 22 to Financing Agreement] WINGSPIRE CAPITAL LLC By: /s/ Christopher Coutu Name: Christopher Coutu Title: Senior Managing Director

147066438v5 147066438v8 ANNEX A Amended Financing Agreement (See Attached)

147066427v1 147066427v8 ANNEX A to Amendment No. 2122 FINANCING AGREEMENT Dated as of December 23, 2019 by and among MONDEE HOLDINGS, INC., as Parent, EACH SUBSIDIARY OF THE PARENT LISTED AS A BORROWER ON THE SIGNATURE PAGES HERETO, as Borrowers, THE PARENT AND EACH SUBSIDIARY OF THE PARENT LISTED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO, as Guarantors, THE LENDERS FROM TIME TO TIME PARTY HERETO, as Lenders, and TCW ASSET MANAGEMENT COMPANY LLC, as Administrative Agent, and WINGSPIRE CAPITAL LLC, as Revolving Agent FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE LOANS ARE BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. REQUESTS FOR INFORMATION REGARDING THE ORIGINAL ISSUE DISCOUNT ON THE LOANS MAY BE DIRECTED TO MONDEE, INC., 10800 PECAN PARK BLVD, SUITE 130, AUSTIN, TX 78750.

- i - 147066427v1 147066427v8 Table of Contents Page ARTICLE I DEFINITIONS; CERTAIN TERMS _____________________________________________ 1 Section 1.01 Definitions _____________________________________________________ 2 Section 1.02 Terms Generally _______________________________________________ 64 Section 1.03 Certain Matters of Construction ___________________________________ 64 Section 1.04 Accounting and Other Terms _____________________________________ 65 Section 1.05 Time References _______________________________________________ 66 Section 1.06 SPAC Restructuring ____________________________________________ 66 Section 1.07 Rates ________________________________________________________ 66 ARTICLE II THE LOANS _____________________________________________________________ 67 Section 2.01 Commitments _________________________________________________ 67 Section 2.02 Making the Loans ______________________________________________ 68 Section 2.03 Repayment of Loans; Evidence of Debt _____________________________ 71 Section 2.04 Interest ______________________________________________________ 73 Section 2.05 Reduction of Commitments; Prepayment of Loans _____________________ 74 Section 2.06 Fees _________________________________________________________ 78 Section 2.07 SOFR Option _________________________________________________ 79 Section 2.08 Funding Losses ________________________________________________ 83 Section 2.09 Taxes ________________________________________________________ 83 Section 2.10 Increased Costs and Reduced Return _______________________________ 87 Section 2.11 Changes in Law; Impracticability or Illegality ________________________ 88 Section 2.12 Mitigation Obligations; Replacement of Lenders ______________________ 89 Section 2.13 Incremental Term Loan __________________________________________ 90 ARTICLE III [INTENTIONALLY OMITTED] _____________________________________________ 92 ARTICLE IV APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS _________________________________________ 92 Section 4.01 Payments; Computations and Statements ____________________________ 92 Section 4.02 Sharing of Payments ____________________________________________ 93 Section 4.03 Apportionment of Payments ______________________________________ 93 Section 4.04 Defaulting Lenders _____________________________________________ 94 Section 4.05 Administrative Borrower; Joint and Several Liability of the Borrowers 95 ARTICLE V CONDITIONS TO LOANS __________________________________________________ 97 Section 5.01 Conditions Precedent to Effectiveness ______________________________ 97 Section 5.02 Conditions Precedent to All Loans ________________________________ 101 Section 5.03 Conditions Subsequent to Effectiveness ____________________________ 102 ARTICLE VI REPRESENTATIONS AND WARRANTIES __________________________________ 104 Section 6.01 Representations and Warranties __________________________________ 104 ARTICLE VII COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS __________________________________________________________________ 112 Section 7.01 Affirmative Covenants _________________________________________ 112 Section 7.02 Negative Covenants ___________________________________________ 125 Section 7.03 Financial Covenants ___________________________________________ 131

- ii - 147066427v1 147066427v8 ARTICLE VIII CASH MANAGEMENT ARRANGEMENTS AND OTHER COLLATERAL MATTERS 133 Section 8.01 Cash Management Arrangements _________________________________ 133 ARTICLE IX EVENTS OF DEFAULT _________________________________________________ 134 Section 9.01 Events of Default _____________________________________________ 134 Section 9.02 Cure Right ___________________________________________________ 138 ARTICLE X AGENTS _______________________________________________________________ 139 Section 10.01 Appointment _________________________________________________ 139 Section 10.02 Nature of Duties; Delegation ____________________________________ 141 Section 10.03 Rights, Exculpation, Etc ________________________________________ 141 Section 10.04 Reliance ____________________________________________________ 142 Section 10.05 Indemnification _______________________________________________ 143 Section 10.06 Agents Individually ____________________________________________ 143 Section 10.07 Successor Agent ______________________________________________ 143 Section 10.08 Collateral Matters _____________________________________________ 144 Section 10.09 Agency for Perfection __________________________________________ 146 Section 10.10 No Reliance on any Agent's Customer Identification Program 146 Section 10.11 No Third Party Beneficiaries _____________________________________ 146 Section 10.12 No Fiduciary Relationship ______________________________________ 146 Section 10.13 Reports; Confidentiality; Disclaimers ______________________________ 147 Section 10.14 Intercreditor Agreement and Subordination Agreement ________________ 147 Section 10.15 Collateral Custodian ___________________________________________ 148 Section 10.16 Administrative Agent May File Proofs of Claim _____________________ 148 Section 10.17 Erroneous Distribution _________________________________________ 148 ARTICLE XI GUARANTY __________________________________________________________ 149 Section 11.01 Guaranty 149 Section 11.02 Guaranty Absolute 149 Section 11.03 Waiver 150 Section 11.04 Continuing Guaranty; Assignments 150 Section 11.05 Subrogation 151 Section 11.06 Contribution 151 Section 11.07 Provisions Applicable to Canadian Loan Parties 152 ARTICLE XII MISCELLANEOUS ____________________________________________________ 153 Section 12.01 Notices, Etc __________________________________________________ 153 Section 12.02 Amendments, Etc _____________________________________________ 155 Section 12.03 No Waiver; Remedies, Etc ______________________________________ 157 Section 12.04 Expenses; Taxes; Attorneys' Fees _________________________________ 157 Section 12.05 Right of Set-off _______________________________________________ 158 Section 12.06 Severability __________________________________________________ 158 Section 12.07 Assignments and Participations ___________________________________ 159 Section 12.08 Counterparts _________________________________________________ 162 Section 12.09 GOVERNING LAW ___________________________________________ 163 Section 12.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE _____________________________________________________ 163 Section 12.11 WAIVER OF JURY TRIAL, ETC _______________________________ 164 Section 12.12 Consent by the Agents and Lenders _______________________________ 164 Section 12.13 No Party Deemed Drafter _______________________________________ 164

- iii - 147066427v1 147066427v8 Section 12.14 Reinstatement; Certain Payments _________________________________ 164 Section 12.15 Indemnification; Limitation of Liability for Certain Damages 165 Section 12.16 Records _____________________________________________________ 166 Section 12.17 Binding Effect ________________________________________________ 166 Section 12.18 Highest Lawful Rate ___________________________________________ 166 Section 12.19 Confidentiality _______________________________________________ 167 Section 12.20 Public Disclosure _____________________________________________ 168 Section 12.21 Integration ___________________________________________________ 168 Section 12.22 USA PATRIOT Act ___________________________________________ 168

147066427v1 147066427v8 SCHEDULES AND EXHIBITS Schedule 1.01(A)(i) Existing Term Loans Schedule 1.01(A)(ii) Redesignated Term Loans Schedule 1.01(A)(iii) Amendment No. 9 Term Loan Lenders and Commitments Schedule 1.01(A)(iv) Revolving Lenders and Commitments Schedule 1.01(A)(v) Amendment No. 21 Term Loan Lenders and Commitments Schedule 1.01(A)(vi) Term Loans Outstanding after Amendment No. 21 Effective Date Schedule 1.01(A)(vii) Delayed Draw L/C Loan Commitments Schedule 1.01(B) Facilities Schedule 1.01(C) Immaterial Foreign Subsidiaries Schedule 1.01(D) Make-Whole Calculation Schedule 6.01(e) Capitalization; Subsidiaries Schedule 6.01(f) Litigation Schedule 6.01(i) ERISA Schedule 6.01(l) Nature of Business Schedule 6.01(q) Environmental Matters Schedule 6.01(r) Insurance Schedule 6.01(u) Intellectual Property Schedule 6.01(v) Material Contracts Schedule 7.02(a) Existing Liens Schedule 7.02(b) Existing Indebtedness Schedule 7.02(e) Existing Investments Schedule 7.02(k) Limitations on Dividends and Other Payment Restrictions Schedule 8.01 Cash Management Accounts Exhibit A Form of Joinder Agreement Exhibit B Form of Assignment and Acceptance Exhibit C Form of Notice of Borrowing Exhibit D Form of SOFR Notice Exhibit E Form of Note Exhibit F Form of Compliance Certificate Exhibit 2.09(e) Forms of U.S. Tax Compliance Certificate Exhibit 7.01(a)(vi) Forms of [Monthly][Quarterly][Annual] Report - i -

- 1 - 147066427v1 147066427v8 FINANCING AGREEMENT Financing Agreement, dated as of December 23, 2019, by and among Mondee Holdings, Inc., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages hereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” hereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” hereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), as revolving agent for the Revolving Loan Lenders (in such capacity, together with its successors and assigns in such capacity, the “Revolving Agent” and together with the Administrative Agent, each an “Agent” and collectively, the “Agents”). RECITALS The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (a) (i) a term loan A in the aggregate principal amount of $27,956,058.04 as of the Amendment No. 21 Effective Date consisting of existing term loans made by certain Lenders prior to the Amendment No. 21 Effective Date (which amount includes (1) $3,299,701.27 of PIK Amount paid in kind prior to the Amendment No. 21 Effective Date and (2) $71,402.31 of fees paid in kind prior to the Amendment No. 21 Effective Date) and, (ii) (A) a term loan B in the aggregate principal amount of $149,384,382.79 as of the Amendment No. 21 Effective Date consisting of existing term loans made by certain Lenders prior to the Amendment No. 21 Effective Date (which amount includes (1) $44,860,054.41 of PIK Amount paid in kind prior to the Amendment No. 21 Effective Date and (2) $3,609,268.84 of fees paid in kind prior to the Amendment No. 21 Effective Date) and (B) additional term loans in the aggregate principal amount of $15,000,000 to be made by certain Lenders to the Borrowers (i1) in an amount equal to $2,500,000 on the Amendment No. 21 Effective Date and (ii2) in an amount equal to $12,500,000 on the L/C Facility Closing Date and (iii) a delayed draw term loan facility of up to $15,000,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $15,000,000 at any time outstanding. The proceeds of the Loans funded prior to the Amendment No. 21 Effective Date have been used to (A) pay fees and expenses incurred in connection with Amendment No. 9 and (B) fund general corporate purposes of the Loan Parties, including interest and fees under this Agreement. The proceeds of the Amendment No. 21 Term Loans #1 being funded on the Amendment No. 21 Effective Date shall be used to fund the Term Loan A Payment #1 in an amount not less than $2,500,000. The proceeds of the Amendment No. 21 Term Loans #2 to be funded on the L/C Facility Closing Date shall be used to (A) fund the Term Loan A Payment #2 and (B) fund general corporate purposes of the Loan Parties. The Borrowers hereby acknowledge and agree that the aggregate principal amount of the term loans outstanding immediately prior to the Amendment No. 21 Effective Date (which amount includes PIK Amount paid in kind prior to the Amendment No. 21 Effective Date and fees paid in kind prior to the Amendment No. 21 Effective Date) is equal to $177,340,440.83. The proceeds of the Delayed Draw L/C Loans shall be used to reimburse the L/C Issuer for amounts paid by the L/C Issuer in respect of the L/C Facility and pay fees and costs incurred by the L/C Issuer in connection therewith. The Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth. In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

- 2 - 147066427v1 147066427v8 ARTICLE I DEFINITIONS; CERTAIN TERMS Section 1.01 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below: “18 Month Anniversary Date” has the meaning set forth in the definition of “Applicable Margin”. “Account Debtor” means, with respect to any Person, each debtor, customer or obligor in any way obligated on or in connection with any Account of such Person. “Acquired EBITDA” means, with respect to any Acquired Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business (determined in accordance with the definition of “Consolidated EBITDA”). “Acquired Entity or Business” has the meaning specified therefor in the definition of “Consolidated EBITDA.” “Acquisition” means the acquisition (whether by means of a merger, consolidation, amalgamation or otherwise) of all of the Equity Interests of any Person or all or substantially all of the assets of (or any division or business line of) any Person. “Action” has the meaning specified therefor in Section 12.12. “Additional Amount” has the meaning specified therefor in Section 2.09(a). “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administration Fee” has the meaning specified therefor in Section 2.06(c). “Administrative Agent” has the meaning specified therefor in the preamble hereto. “Administrative Agent's Account” means an account at a bank designated by the Administrative Agent from time to time as the account into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Secured Parties under this Agreement and the other Loan Documents. “Administrative Borrower” has the meaning specified therefor in Section 4.05. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of members of the Board of Directors of such Person or (b) direct or cause the direction of the management

- 3 - 147066427v1 147066427v8 and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an “Affiliate” of any Loan Party. “After Acquired Property” has the meaning specified therefor in Section 6.01(a). “Agent” and “Agents” have the meaning specified therefor in the preamble hereto. “Agent Advances” has the meaning specified therefor in Section 10.08(a). “Agreement” means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative. “Amadeus Contract” means that certain Strategic Alliance Agreement, dated as of January 1, 2019, by and between Amadeus North America, Inc. and Mondee. “Amendment No. 2” means Amendment No. 2 to Financing Agreement, dated as of May 1, 2020, among the Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Amendment No. 2 Effective Date” has the meaning specified therefor in Section 5 of Amendment No. 2. “Amendment No. 2 Equity Contribution” means an equity contribution to the Parent from an equity investor reasonably acceptable to the Administrative Agent providing for Net Cash Proceeds to the Parent of not less than $11,000,000 on terms and conditions reasonably acceptable to the Administrative Agent. “Amendment No. 3” means Amendment No. 3 to Financing Agreement, dated as of September 3, 2020, among the Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Amendment No. 3 Effective Date” has the meaning specified therefor in Section 5 of Amendment No. 3. “Amendment No. 4” means Amendment No. 4 to Financing Agreement, dated as of June 22, 2021, among the Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Amendment No. 4 Effective Date” has the meaning specified therefor in Section 5 of Amendment No. 4. “Amendment No. 5” means Amendment No. 5 to Financing Agreement, dated as of December 31, 2021, among the Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Amendment No. 5 Effective Date” has the meaning specified therefor in Section 5 of Amendment No. 5. “Amendment No. 6” means Amendment No. 6 to Financing Agreement, dated as of April 15, 2022, among the Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

- 4 - 147066427v1 147066427v8 “Amendment No. 6 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 6. “Amendment No. 7” means Amendment No. 7 to Financing Agreement, dated as of July 8, 2022, among the Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Amendment No. 7 Effective Date” has the meaning specified therefor in Section 5 of Amendment No. 7. “Amendment No. 8” means Amendment No. 8 to Financing Agreement, dated as of October 24, 2022, among the Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Amendment No. 8 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 8. “Amendment No. 9” means Amendment No. 9 to Financing Agreement, dated as of January 11, 2023, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 9 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 9. “Amendment No. 9 Fee” has the meaning specified therefor in Section 2.06(a)(ii). “Amendment No. 9 Term Loan” means, collectively, the Loans made by the Amendment No. 9 Term Loan Lenders to the Borrowers pursuant to Section 2.01(a)(iii). “Amendment No. 9 Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make the Amendment No. 9 Term Loan to the Borrowers in the amount set forth in Schedule 1.01(A)(iii) hereto (as amended from time to time), or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Amendment No. 9 Term Loan Lender” means a Lender with an Amendment No. 9 Term Loan Commitment or an Amendment No. 9 Term Loan. “Amendment No. 10” means Amendment No. 10 to Financing Agreement, dated as of January 31, 2023, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 10 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 10. “Amendment No. 11” means Amendment No. 11 to Financing Agreement, dated as of October 13, 2023, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 11 Effective Date” has the meaning specified therefor in Section 5 of Amendment No. 11. “Amendment No. 11 Fee” has the meaning specified therefor in Section 2.06(a)(iii).

- 5 - 147066427v1 147066427v8 “Amendment No. 12” means the Consent, Waiver and Amendment No. 12 to Financing Agreement, dated as of January 17, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 12 Effective Date” has the meaning specified therefor in Section 5 of Amendment No. 12. “Amendment No. 12 Fee” has the meaning specified therefor in Section 2.06(a)(iv). “Amendment No. 13” means Amendment No. 13 to Financing Agreement, dated as of March 11, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 13 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 13. “Amendment No. 13 Fee” has the meaning specified therefor in Section 2.06(a)(v). “Amendment No. 14” means the Amendment No. 14 to Financing Agreement, dated as of May 7, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 14 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 14. “Amendment No. 15” means the Amendment No. 15 to Financing Agreement, dated as of June 3, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 15 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 15. “Amendment No. 16” means the Amendment No. 16 to Financing Agreement, dated as of June 28, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 16 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 16. “Amendment No. 17” means the Amendment No. 17 to Financing Agreement, dated as of July 12, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 17 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 17. “Amendment No. 18” means the Amendment No. 18 to Financing Agreement, dated as of July 19, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 18 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 18. “Amendment No. 19” means the Amendment No. 19 to Financing Agreement, dated as of July 26, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto.

- 6 - 147066427v1 147066427v8 “Amendment No. 19 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 19. “Amendment No. 20” means the Amendment No. 20 to Financing Agreement, dated as of August 2, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 20 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 20. “Amendment No. 21” means the Amendment No. 21 to Financing Agreement, dated as of August 14, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 21 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 21. “Amendment No. 21 Fee” has the meaning specified therefor in Section 2.06(a)(vi). “Amendment No. 21 Term Loans” means, collectively, the Amendment No. 21 Term Loans #1 and the Amendment No. 21 Term Loans #2 made by the Amendment No. 21 Term Loan Lenders to the Borrowers pursuant to Section 2.01(a)(v). “Amendment No. 21 Term Loan Commitments” means, with respect to each Lender, the commitment of such Lender to make Amendment No. 21 Term Loans to the Borrowers on the Amendment No. 21 Effective Date (such commitment, the “Amendment No. 21 Term Loan Commitment #1” and such Loans, the “Amendment No. 21 Term Loans #1”) and on the L/C Facility Closing Date (such commitment, the “Amendment No. 21 Term Loan Commitment #2” and such Loans, the “Amendment No. 21 Term Loans #2”) in the amounts set forth in Schedule 1.01(A)(v) hereto (as amended from time to time), or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Amendment No. 21 Term Loan Lender” means a Lender with an Amendment No. 21 Term Loan Commitment or an Amendment No. 21 Term Loan. “Amendment No. 22” means the Amendment No. 22 and Waiver to Financing Agreement, dated as of September 17, 2024, among the Loan Parties party thereto, the Agents and the Lenders party thereto. “Amendment No. 22 Effective Date” has the meaning specified therefor in Section 4 of Amendment No. 22. “Amendment No. 22 Letter of Credit” means the Standby Letter of Credit issued on the Amendment No. 22 Effective Date which is arranged by the L/C Issuer and issued by MUFG Bank, Ltd., New York Branch for the benefit of U.S. Bank National Association in the face amount of $15,000,000, as modified from time to time to the extent approved by the L/C Issuer, the Agents and the Administrative Borrower. “American Express Contract” means that certain Master Services Agreement, dated as of January 4, 2018, by and between GBT Travel Services UK Limited d/b/a American Express Global Business Travel and Mondee.

- 7 - 147066427v1 147066427v8 “American Express Material Contract Period” means a period (a) commencing on the last day of any Fiscal Quarter for which financial statements are delivered or required to be delivered pursuant to Section 7.01(a)(ii) that disclose revenue from the American Express Contract of greater than $7,500,000 for the twelve month period then ended and (b) ending on the last day of any Fiscal Quarter ending thereafter for which financial statements are delivered or required to be delivered pursuant to Section 7.01(a)(ii) that disclose revenue from the American Express Contract of less than or equal to $7,500,000 for the twelve month period then ended. “Anti-Bribery and Corruption Laws” has the meaning specified therefor in Section 6.01(z)(i). “Anti-Money Laundering Laws” means all Requirements of Law concerning or relating to terrorism or money laundering, including, without limitation, the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956-1957), the USA PATRIOT Act and the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and §§ 1951-1959), and the rules and regulations thereunder, any applicable law prohibiting or directed against the financing or support of terrorist activities (including, without limitation, 18 U.S.C. §§ 2339A and 2339B), and the Canadian Anti-Terrorism Laws. “Applicable Margin” means, as of any date of determination, (a) during the period from and after the Effective Date through and including June 30, 2021, with respect to the interest rate of (i) any Reference Rate Loan or any portion thereof, 9.50% per annum and (ii) any SOFR Loan or any portion thereof, 10.50% per annum, (b) during the period after June 30, 2021 through and including September 30, 2021, with respect to the interest rate of (i) any Reference Rate Loan or any portion thereof, 8.50% per annum and (ii) any SOFR Loan or any portion thereof, 9.50% per annum, (c) during the period after September 30, 2021 through and including March 31, 2022, with respect to the interest rate of (i) any Reference Rate Loan or any portion thereof, 9.50% per annum and (ii) any SOFR Loan or any portion thereof, 10.50% per annum, (d) during the period after March 31, 2022 through and including the date of the consummation of the SPAC Restructuring, with respect to the interest rate of (i) any Reference Rate Loan or any portion thereof, 8.50% per annum and (ii) any SOFR Loan or any portion thereof, 9.50% per annum, and (e) thereafter, the relevant Applicable Margin shall be set at the respective level indicated below for each Fiscal Quarter based upon the average daily balance of the outstanding Term Loan Obligations during the immediately preceding Fiscal Quarter: Level Amount of Term Loan Obligations Reference Rate Loan SOFR Loan I ≥ $130,000 7.50% 8.50% II < $130,000 but ≥ $120,000 7.00% 8.00% III < $120,000 but ≥ $110,000 7.00% 7.50% IV < $110,000 6.00% 7.00% provided, however, from and after the first day of the first Fiscal Quarter following the 18 month anniversary of the Amendment No. 21 Effective Date (such date, the “18 Month Anniversary Date”), the

- 8 - 147066427v1 147066427v8 Applicable Margin, with respect to the interest rate of (a) any Reference Rate Loan or any portion thereof and (b) any SOFR Loan or any portion thereof, shall be set at the Applicable Margin Level in effect on the last day of the Fiscal Quarter during which the 18 Month Anniversary Date occurs. “Applicable Premium” means (1) prior to the consummation of the SPAC Restructuring (such date, which occurred on July 18, 2022, the “SPAC Effective Date”): (a) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (b), (c) or (d) of the definition thereof: (i) [reserved]; (ii) [reserved]; (iii) during the period after the date that is the 30 month anniversary of the Effective Date up to and including the date that is the 42 month anniversary of the Effective Date (the “Third Period”), an amount equal to 3.00% times the sum of (A) the aggregate amount of all Term Loan Obligations (other than the Applicable Premium) outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of Term Loan Commitments immediately prior to such Applicable Premium Trigger Event; (iv) during the period after the Third Period up to and including the date that is the 54 month anniversary of the Effective Date (the “Fourth Period”), an amount equal to 1.00% times the sum of (A) the aggregate amount of all Term Loan Obligations (other than the Applicable Premium) outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of Term Loan Commitments immediately prior to such Applicable Premium Trigger Event; and (v) thereafter, zero; and (b) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (a) of the definition thereof: (i) [reserved]; (ii) [reserved]; (iii) during the Third Period, an amount equal to 3.00% times the amount of the Term Loan Obligations (other than the Applicable Premium) being paid on such date; (iv) during the Fourth Period, an amount equal to 1.00% times the amount of the Term Loan Obligations (other than the Applicable Premium) being paid on such date; and (v) thereafter, zero; and (2) from and after the SPAC Effective Date (which occurred on July 18, 2022): (a) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (b), (c) or (d) of the definition thereof:

- 9 - 147066427v1 147066427v8 (i) during the period commencing on the SPAC Effective Date up to and including the date that is the six (6) month anniversary of the SPAC Effective Date (the “First SPAC Period”), an amount equal to 0% times the sum of (A) the aggregate amount of all Term Loan Obligations (other than the Applicable Premium) outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of Term Loan Commitments immediately prior to such Applicable Premium Trigger Event; (ii) during the period after the First SPAC Period up to and including the date that is the twelve (12) month anniversary of the SPAC Effective Date (the “Second SPAC Period”), an amount equal to 1.00% times the sum of (A) the aggregate amount of all Term Loan Obligations (other than the Applicable Premium) outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of Term Loan Commitments immediately prior to such Applicable Premium Trigger Event; (iii) during the period after the Second SPAC Period (which ended on January 18, 2023) up to (but not including) the L/C Facility Trigger Date (the “Third SPAC Period”), an amount equal to 2.00% times the sum of (A) the aggregate amount of all Term Loan Obligations (other than the Applicable Premium) outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of Term Loan Commitments immediately prior to such Applicable Premium Trigger Event; (iv) solely to the extent that the L/C Facility Trigger Date occurs as a result of the occurrence of the L/C Facility Closing Date, during the period commencing on the L/C Facility Trigger Date up to and including December 31, 2025 (the “Post L/C Facility Trigger Period”), an amount equal to 0.00%; and (v) thereafter, an amount equal to 2.00% times the sum of (A) the aggregate amount of all Term Loan Obligations (other than the Applicable Premium) outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of Term Loan Commitments immediately prior to such Applicable Premium Trigger Event; and (b) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (a) of the definition thereof: (i) during the First SPAC Period, an amount equal to 0.00% times the amount of the Term Loan Obligations (other than the Applicable Premium) being paid on such date; (ii) during the Second SPAC Period, an amount equal to 1.00% times the amount of the Term Loan Obligations (other than the Applicable Premium) being paid on such date; (iii) during the Third SPAC Period, an amount equal to 2.00% times the sum of (A) the aggregate amount of all Term Loan Obligations (other than the Applicable Premium) outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of Term Loan Commitments immediately prior to such Applicable Premium Trigger Event; (iv) during the Post L/C Facility Trigger Period (if any), an amount equal to 0.00%; and (v) thereafter, an amount equal to 2.00% times the sum of (A) the aggregate amount of all Term Loan Obligations (other than the Applicable Premium) outstanding on the date of

- 10 - 147066427v1 147066427v8 such Applicable Premium Trigger Event and (B) the aggregate amount of Term Loan Commitments immediately prior to such Applicable Premium Trigger Event. “Applicable Premium Trigger Event” means: (a) any payment by any Loan Party of all, or any part, of the principal balance of any Term Loan for any reason (including, without limitation, any optional prepayment or mandatory prepayment (other than (i) any repayment of any Term Loan pursuant to Section 2.03(b) and (ii) any mandatory prepayment of any Term Loan pursuant to Section 2.05(c)(i)), whether before or after (A) the occurrence of an Event of Default, or (B) the commencement of any Insolvency Proceeding, and notwithstanding any acceleration (for any reason) of the Term Loan Obligations (but without duplication of clause (b) or (c) of this definition below); (b) the acceleration of the Term Loan Obligations for any reason, including, without limitation, acceleration in accordance with Section 9.01, including as a result of the commencement of an Insolvency Proceeding; (c) the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Term Loan Obligations in any Insolvency Proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any Insolvency Proceeding to any Agent, for the account of the Lenders in full or partial satisfaction of the Term Loan Obligations; or (d) the termination of this Agreement for any reason. “Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Administrative Agent (and the Revolving Agent, if applicable), in accordance with Section 12.07 hereof and substantially in the form of Exhibit B hereto or such other form acceptable to the Administrative Agent (and the Revolving Agent, if applicable). “Authorized Officer” means, with respect to any Person, the chief executive officer, chief operating officer, chief financial officer, corporate controller, treasurer or other financial officer performing similar functions, president or executive vice president of such Person. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.07(g)(iv). “Availability” means the difference between (a) the Total Revolving Credit Commitment and (b) the aggregate outstanding principal amount of all Revolving Loans. “Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the

- 11 - 147066427v1 147066427v8 then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.07(g)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent in consultation with the Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent in consultation with the Administrative Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

- 12 - 147066427v1 147066427v8 (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(g) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(g). “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

- 13 - 147066427v1 147066427v8 “Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Board of Directors” means with respect to (a) any corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) a partnership, the board of directors of the general partner of the partnership, (c) a limited liability company, the managing member or members or any controlling committee or board of directors of such company or the sole member or the managing member thereof, and (d) any other Person, the board or committee of such Person serving a similar function. “Borrower” has the meaning specified therefor in the preamble hereto. “Brazil Security Documents” means (a) each of the Brazil share pledges over Orinter, Interep and Skypass LTDA (the “Brazil Share Pledge”), duly registered with the applicable Registry of Titles and Deeds, as well as evidence of the registration of such pledge on Orinter’s Share Register Book, Interep’s Share Register Book and Skypass LTDA’s Share Register Book, together with the respective deliverables set out or annexed or referred to therein, including, without limitation, a power of attorney granting powers for the Administrative Agent to enforce the pledge in the situations described therein, and (b) any other document governed by the laws of Brazil in connection with the Brazil Share Pledge as may reasonably be required by the Administrative Agent (acting on advice of local counsel), as each such Brazil Security Document is amended, restated, supplemented or otherwise modified from time to time. “Business Day” means (a) for all purposes other than as described in clause (b) below, any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close, and (b) with respect to the borrowing, payment or continuation of, or determination of interest rate on, SOFR Loans, any U.S. Government Securities Business Day. “Canadian A/R Transaction” means, with respect to the Canadian Subsidiary, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which the Canadian Subsidiary may sell, convey or otherwise transfer or grant a security interest in accounts receivable directly to a financing partner or a Special Purpose Subsidiary and funded by such financing partner, so long as the obligations under such Canadian A/R Transaction are non-recourse (except for customary representations, warranties, covenants and indemnities made in connection with such transactions) to the Parent or any of its Subsidiaries (other than a Special Purpose Subsidiary). “Canadian A/R Related Property” means accounts receivable which are sold, conveyed, contributed or transferred pursuant to a Canadian A/R Transaction. “Canadian Anti-Terrorism Laws” shall mean the Criminal Code (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), and the United Nations Act (Canada) or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Corruption of Foreign Public Officials Act (Canada) the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations al-Qaida and Taliban Regulations promulgated under the United Nations Act (Canada). “Canadian Benefit Plans” means any plan, fund, program, or policy, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, providing employee benefits, including medical, hospital care, dental, sickness, accident, disability, life insurance, pension, retirement or savings benefits, under which any of the Loan Parties or any Subsidiary has any liability with respect

- 14 - 147066427v1 147066427v8 to any employee or former employee related to employment in Canada, but excluding any Canadian Pension Plans. “Canadian Collateral” means Collateral consisting of assets or interests in assets of any Canadian Loan Party or assets or interests of Loan Parties which are otherwise located in Canada, and the proceeds thereof. “Canadian DB Pension Plan” means any Canadian Pension Plan which contains a “defined benefit provision”, as defined in subsection 147.1(1) of the Income Tax Act (Canada). “Canadian Loan Party” means the Canadian Subsidiary and any other Loan Party organized under the laws of Canada or any province or territory thereof. “Canadian Pension Plans” means any plan or arrangement that is required to be registered under Canadian federal or provincial law and is or was established, maintained or contributed to or required to be contributed to by a Loan Party or any Subsidiary of a Loan Party for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively. “Canadian Security Agreement” means the Canadian Security Agreement, dated of even date herewith, in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by any Canadian Loan Party or any other applicable Loan Party with respect to Canadian Collateral. “Canadian Security Documents” means the Canadian Security Agreement and any other agreement governed by the laws of Canada, or any province or territory thereof, which are required by the Administrative Agent and which are entered into at any time by any Loan Party in connection with this Agreement with respect to Canadian Collateral. “Canadian Subsidiary” means Skylink Travel, Inc., a corporation organized under the laws of British Columbia, Canada. “CapEx Cure Right” has the meaning specified therefor in Section 7.03(a). “CapEx Equity Contribution” has the meaning specified therefor in Section 7.03(a). “Capital Expenditures” means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in “property, plant and equipment” or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed, including all Capitalized Lease Obligations, obligations under synthetic leases and capitalized software costs that are paid or due and payable during such period and (b) to the extent not covered by clause (a) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the Equity Interests of, any other Person; provided, that the term “Capital Expenditures” shall not include any such expenditures which constitute (i) expenditures by a Loan Party made in connection with the replacement, substitution or restoration of such Loan Party's assets pursuant to Section 2.05(c)(vi) from the Net Cash Proceeds of Dispositions and Extraordinary Receipts consisting of insurance proceeds or condemnation awards, (ii) expenditures financed with the proceeds received from the sale or issuance of Equity Interests to a Permitted Holder or any other Person permitted under this Agreement so long as (A) the Borrowers are not required to make a prepayment of the Loans with such proceeds pursuant to Section 2.05(c)(iii) or Section 2.05(c)(v) and

- 15 - 147066427v1 147066427v8 (B) such proceeds are not commingled with any Loan Party's funds and, after the Control Account Deadline, are deposited in an account subject to a Control Agreement and used exclusively to fund such expenditures, (iii) a Permitted Acquisition, (iv) expenditures that are accounted for as capital expenditures of such Person and that actually are paid for by a third party (excluding any Loan Party) and for which no Loan Party has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period), and (v) the purchase price of equipment that is purchased substantially contemporaneously with the trade in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time. “Capitalized Lease” means, with respect to any Person, any lease of (or other arrangement conveying the right to use) real or personal property by such Person as lessee that is required under GAAP to be capitalized on the balance sheet of such Person. “Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP. “CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as amended, and the related rules and regulations promulgated thereunder. “CARES Act Indebtedness” means any loan or other financial accommodation under the Paycheck Protection Program established pursuant to the CARES Act under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act); provided that (a) such Indebtedness is unsecured, (b) the proceeds therefrom are used solely in a manner that is permitted by the CARES Act and (c) the Loan Parties have fully complied in all material respects with and satisfied in all material respects all eligibility requirements under the Paycheck Protection Program established pursuant to the CARES Act to incur such Indebtedness. “Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (b) commercial paper, maturing not more than 270 days after the date of issue rated P 1 by Moody's or A 1 by Standard & Poor's; (c) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (c) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, which assets are primarily comprised of Cash Equivalents described in another clause of this definition; and (f) marketable tax exempt securities rated A or higher by Moody's or A+ or higher by Standard & Poor's, in each case, maturing within 270 days from the date of acquisition thereof. “Cash Management Accounts” means the bank accounts of each Loan Party maintained at one or more Cash Management Banks listed on Schedule 8.01. “Cash Management Bank” has the meaning specified therefor in Section 8.01(a).

- 16 - 147066427v1 147066427v8 “CEBA Program” means the Canada Emergency Business Account program created by the Government of Canada. “CEBA Indebtedness” means any loan or other financial accommodation under the CEBA Program, provided that (a) such Indebtedness is unsecured, (b) the proceeds therefrom are used solely in a manner that is permitted by the CEBA Program and (c) the Loan Parties have fully complied in all material respects with and satisfied in all material respects all eligibility requirements established pursuant to the CEBA Program to incur such Indebtedness. “CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the United States Environmental Protection Agency. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means each occurrence of any of the following: (a) prior to the SPAC Effective Date, the Permitted Holders cease to beneficially and of record own and control, directly or indirectly, at least the greater of (i) 30.0% of the Parent Class A Units and 50.1% of the Parent Class B Units and (ii) 80% of the percentage of the aggregate outstanding voting or economic power of the Equity Interests of the Parent that the Permitted Holders owned or controlled on the Effective Date, in each case, on a fully diluted basis; (b) from and after the SPAC Effective Date, any Person (other than the Permitted Holders) or Persons (other than one or more of the Permitted Holders) constituting a “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person and its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becoming the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of Equity Interests representing more than 50% of the aggregate voting or economic power represented by the then issued and outstanding Equity Interests of the Parent and the percentage of aggregate voting or economic power so held is greater than the percentage of the aggregate voting or economic power represented by the Equity Interests of the Parent beneficially owned (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in the aggregate by the Permitted Holders; (c) [Reserved]; (d) the Parent shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of (i) 100% of the aggregate voting or economic power of the Equity Interests of each other Loan Party and each of its Subsidiaries that are not Immaterial Foreign Subsidiaries and (ii) at least 98% of the aggregate voting or economic power of each of its Subsidiaries that are Immaterial

- 17 - 147066427v1 147066427v8 Foreign Subsidiaries (in each case, other than in connection with any transaction permitted pursuant to Section 7.02(c)(i)), free and clear of all Liens (other than Permitted Specified Liens); (e) Prasad Gundumogula shall cease to be involved in the day to day operations and management of the business of the Parent and its Subsidiaries, and a successor reasonably acceptable to the Required Lenders is not appointed on terms reasonably acceptable to the Required Lenders within 90 days of such cessation of involvement; or (f) [Reserved]. “Closing Fee” has the meaning specified therefor in Section 2.06(a)(i). “Collateral” has the meaning specified therefor in the Security Agreement. “Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds). “Commitments” means, with respect to each Lender, such Lender's Revolving Credit Commitment and Term Loan Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” has the meaning assigned to such term in Section 7.01(a)(iv). “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Reference Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.08 and other technical, administrative or operational matters) that the Administrative Agent decides may be reasonably necessary or appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary or appropriate in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolid Mexico Acquisition” means the acquisition by Mondee, Mondee Acquisition Company, Inc., and the Parent of the Consolid Mexico Acquisition Assets pursuant to the Consolid Mexico Acquisition Documents.

- 18 - 147066427v1 147066427v8 “Consolid Mexico Acquisition Agreement” means the Stock Purchase Agreement, dated as of May 12, 2023, by and among Mondee, Mondee Acquisition Company, Inc., the Parent and JC & Braham, S.A.P.I. de C.V, José Luis Castro Gómez, Abraham Shabot Cherem and Judith Guerra Aguijosa. “Consolid Mexico Acquisition Assets” means the “Shares” (as defined in the Consolid Mexico Acquisition Agreement). “Consolid Mexico Acquisition Collateral Assignment” means the Collateral Assignment of Acquisition Documents, in form and substance satisfactory to the Administrative Agent, made by Mondee, Mondee Acquisition Company, Inc., and the Parent in favor of the Administrative Agent. “Consolid Mexico Acquisition Documents” means the Consolid Mexico Acquisition Agreement and all other agreements, instruments and other documents related thereto or executed in connection therewith. “Consolid Mexico Earnout Obligations” means, collectively (a) the “Earn-Out Payment” (as defined in the Consolid Mexico Acquisition Agreement) in an aggregate amount not to exceed $1,000,000 during the term of this Agreement and (b) the issuance of the “Earn-Out Shares” (as defined in the Consolid Mexico Acquisition Agreement) in an aggregate amount not to exceed 400,000 shares of the Parent’s Common Stock during the term of this Agreement. “Consolid Mexico Put Right” means the put rights set forth in that certain “Put-Call Option Agreement” made and entered into as of May 12, 2023, by and between the Parent, Jose Luis Castro Gomez, an individual, Abraham Shabot Cherem, an individual, and Judith Guerra Aguijosa, an individual. “Consolid Mexico Subsidiaries” means, collectively, (a) Consolid Mexico Holding, S.A.P.I. de C.V., a sociedad anónima promotora de inversión de capital variable (“CMX Holdings”), (b) Consolid México, S.A. de C.V., a sociedad anónima de capital variable (“Consolid Mexico”), (c) Travel-Fan, S.A. de C.V., a sociedad anónima de capital variable (“Travel-Fan”), (d) CMX Travel Management, S.A. de C.V., a sociedad anónima de capital variable (“CMX Travel”), and (e) CMX Alta Dirección, S.A. de C.V., a sociedad anónima de capital variable (“CMX Alta”), in each case, organized under the laws of Mexico. “Consolidated EBITDA” means, with respect to any Person for any period: (a) the Consolidated Net Income of such Person for such period, plus (b) without duplication, the sum of the following amounts for such period to the extent deducted (other than clause (ix) below) in the calculation of Consolidated Net Income for such period: (i) any provision for United States federal income taxes or other taxes measured by net income, (ii) Consolidated Net Interest Expense, (iii) any depreciation and amortization expense,

- 19 - 147066427v1 147066427v8 (iv) any aggregate net loss on the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, (v) any transaction fees, costs and expenses incurred in connection with the consummation of the Falcon Acquisition, the initial funding of the Loans and the consummation of the other Transactions on the Effective Date, to the extent such transaction fees, costs and expenses are (A) reasonably identifiable and factually supportable and (B) set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period, (vi) any transaction fees, costs and expenses incurred in connection with any completed or potential Permitted Acquisition (including the Kilimanjaro Acquisition but excluding the Orinter Acquisition, the Interep Acquisition, the Consolid Mexico Acquisition and the Skypass Acquisition), Permitted Investment, Permitted Disposition, Equity Issuance, Capital Expenditure, refinancings, issuances or registrations of Indebtedness, or other transaction permitted by this Agreement, regardless of whether any such transaction is consummated, to the extent such transaction fees, costs and expenses are (A) reasonably identifiable and factually supportable, (B) set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period and (C) in the case of any unconsummated Permitted Acquisition (other than, if applicable, the Kilimanjaro Acquisition), Permitted Investment, Permitted Disposition, Equity Issuance, Capital Expenditure, refinancings, issuances or registrations of Indebtedness, or other transaction, do not exceed 3.00% of the Consolidated EBITDA of the Parent and its Subsidiaries in the aggregate for all such unconsummated transactions for such period, (vii) any one-time extraordinary, unusual or non-recurring charges, expenses or losses to the extent such charges, expenses or losses are (A) reasonably identifiable and factually supportable and (B) set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period, (viii) any business optimization and restructuring expenses, to the extent such expenses are (A) reasonably identifiable and factually supportable and (B) set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period, (ix) (A) any pro forma cost savings, operating expense reductions, business optimizations, other operating improvements and other business synergies, and (B) any acquisition synergies for the Falcon Acquisition, the Kilimanjaro Acquisition or any other Permitted Acquisition (excluding the Orinter Acquisition, the Interep Acquisition, the Consolid Mexico Acquisition and the Skypass Acquisition) (net of the amount of actual benefits received) (calculated on a pro forma basis as though such cost savings, reductions, improvements and synergies had been realized on the first day of such period and as if such cost savings, reductions, improvements and synergies were realized during the entirety of such period), in each case, to the extent (A) such savings, reductions, improvements and synergies result from actions taken during such period, (B) the full “run rate” benefits of such savings, reductions, improvements and synergies are anticipated by the Parent (in the good faith determination of the Parent) to be fully realized within 12 months of the date on which such action is taken, (C) such savings, reductions, improvements and synergies are reasonably identifiable, factually supportable, reasonably attributable to the actions taken and reasonably anticipated to result from such actions taken and (D) have been set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period, and

- 20 - 147066427v1 147066427v8 (x) any other non-cash expenditure, charge or loss for such period (other than any non-cash expenditure, charge or loss relating to write-offs, write-downs or reserves with respect to accounts and Inventory), minus (c) without duplication, the sum of the following amounts for such period to the extent included in the calculation of such Consolidated Net Income for such period: (i) any credit for United States federal income taxes or other taxes measured by net income, (ii) any gain from extraordinary, unusual or non-recurring items, (iii) any aggregate net gain from the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, and (iv) any other non-cash gain, including any reversal of a charge referred to in clause (b)(ix) above by reason of a decrease in the value of any Equity Interest; in each case, determined on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing: (A) in no event shall the aggregate amount of all the addbacks described in clauses (v) (excluding amounts paid on or before the Effective Date), (vi), (vii), (viii) and (ix) above exceed (1) for the 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries ending December 31, 2019, 30% of the Consolidated EBITDA of the Parent and its Subsidiaries for such period (calculated without giving effect to such addbacks for such period), (2) for the 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries ending March 31, 2020, 25% of the Consolidated EBITDA of the Parent and its Subsidiaries for such period (calculated without giving effect to such addbacks for such period), (3) for the 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries ending June 30, 2020, 20% of the Consolidated EBITDA of the Parent and its Subsidiaries for such period (calculated without giving effect to such addbacks for such period), (4) for the 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries ending September 30, 2020, 15% of the Consolidated EBITDA of the Parent and its Subsidiaries for such period (calculated without giving effect to such addbacks for such period) and (5) for the 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries ending December 31, 2020 and for each 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries ending thereafter, 12.5% of the Consolidated EBITDA of the Parent and its Subsidiaries for such period (calculated without giving effect to such addbacks for such period); (B) for purposes of calculating the Consolidated EBITDA of the Parent and its Subsidiaries for any period, (i) the Consolidated EBITDA of all Foreign Subsidiaries of the Parent in existence as of the Amendment No. 21 Effective Date, including Foreign Subsidiaries that are not Loan Parties, shall be included for all purposes with respect to such calculation of the Consolidated EBITDA of the Parent and its Subsidiaries for such period and (ii) the Consolidated EBITDA of all Foreign Subsidiaries of the Parent formed or acquired after the Amendment No. 21 Effective Date that are not Loan Parties shall be included for all purposes with respect to such calculation of the Consolidated EBITDA of the Parent and its Subsidiaries for such period solely to the extent that the

- 21 - 147066427v1 147066427v8 amount of such Consolidated EBITDA does not exceed the Foreign EBITDA Contribution Amount (or such greater amount approved (in writing) by the Agents (in their respective sole discretion)); and (C) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Parent or any of its Subsidiaries during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) based on the Acquired EBITDA of such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) determined on a historical pro forma basis in accordance with this Agreement and, for the avoidance of doubt, without duplication of any addbacks hereunder for such period. Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated EBITDA of the Parent and its Subsidiaries under this Agreement, the Acquired EBITDA in connection with the Kilimanjaro Acquisition for the Fiscal Quarters ended December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019 shall be deemed to be $2,357,937.52, $1,624,847.16, $3,151,949.23 and $3,841,033.22 respectively, and the Acquired EBITDA in connection with the Kilimanjaro Acquisition for the twelve month period ended September 30, 2019 shall be deemed to be $10,975,767.13. “Consolidated Net Income” means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period; provided, however, that the following shall be excluded: (a) the net income of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third-party (which interest does not cause the net income of such other Person to be consolidated into the net income of such Person), except to the extent of the amount of dividends or distributions paid to such Person or Subsidiary, (b) the net income of any Subsidiary of such Person that is, on the last day of such period, subject to any restriction or limitation on the payment of dividends or the making of other distributions, to the extent of such restriction or limitation, and (c) the net income of any other Person arising prior to such other Person becoming a Subsidiary of such Person or merging or consolidating into such Person or its Subsidiaries. “Consolidated Net Interest Expense” means, with respect to any Person for any period, (a) gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (b) the sum of (i) interest income for such period and (ii) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (c) the sum of (i) losses for such period on Hedging Agreements (to the extent not included in gross interest expense) and (ii) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP. “Contingent Indemnity Obligations” means any Obligation constituting a contingent, unliquidated indemnification obligation of any Loan Party, in each case, to the extent (a) such obligation has not accrued and is not yet due and payable and (b) no claim has been made or is reasonably anticipated to be made with respect thereto. “Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for

- 22 - 147066427v1 147066427v8 collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance satisfactory to the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC) over such account to the Administrative Agent, and in the case of any Canadian Loan Party, shall also include any such arrangement with respect to a deposit account to maintain cash management in form and substance satisfactory to the Administrative Agent. “Control Agreement Deadline” means May 31, 2020, as such deadline may be extended in accordance with Amendment No. 2. “Controlled Investment Affiliate” means, as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. “Cure Right” has the meaning specified therefor in Section 9.02. “Current Value” has the meaning specified therefor in Section 7.01(m). “Debtor Relief Law” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) and the Winding-Up and Restructuring Act (Canada), and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law of the United States, Canada or other applicable jurisdiction from time to time in effect, including,

- 23 - 147066427v1 147066427v8 without limitation, any corporate law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors. “Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default. “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless, other than with respect to Delayed Draw L/C Loans, such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender's determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer or any other Lender any other amount required to be paid by it hereunder within 2 Business Days of the date when due (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (a) upon receipt by the Administrative Agent of such portion of the Loans or other amount from such Lender), (b) has notified the Administrative Borrower, or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender's obligation to fund a Loan hereunder and states that such position is based on such Lender's determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity. Notwithstanding anything to the contrary herein, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Administrative Borrower and each Lender. “Delayed Draw Commitment Termination Date” means the earliest of (a) one (1) year after the Amendment No. 22 Effective Date; provided that on the last day of such one (1) year period and on the last day of each one (1) year period thereafter, the end date in this clause (a) shall be extended by one (1) year so long as no Default or Event of Default has occurred and is continuing and the Amendment No. 22 Letter of Credit is still outstanding, in each case, on the date of extension, (b) the Final Maturity Date, (c) the date of the termination of the Commitments pursuant to Section 9.01 and (d) the date that Letter of Credit Collateralization occurs with respect to the L/C Facility (other than pursuant to clause (c) thereof).

- 24 - 147066427v1 147066427v8 “Delayed Draw L/C Loans” means, collectively, the term loans made or deemed made by a Lender with a Delayed Draw L/C Loan Commitment pursuant to Section 2.14 to reimburse the L/C Issuer for L/C Disbursements. “Delayed Draw L/C Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make term loans to the Borrowers in the amount set forth in Schedule 1.01(A)(vii) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. The Delayed Draw L/C Loan Commitment as of the Amendment No. 22 Effective Date is $15,000,000. “Delayed Draw L/C Loan Lender” means a Lender with a Delayed Draw L/C Loan Commitment or a Delayed Draw L/C Loan. “Disbursement Letter” means a disbursement letter, in form and substance satisfactory to the Administrative Agent, by and among the Loan Parties, the Administrative Agent, the Lenders and the other Persons party thereto, and the related funds flow memorandum describing the sources and uses of all cash payments in connection with the transactions contemplated to occur on the Effective Date. “Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for value of any contracts, (b) any disposition of property through a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (c) the early termination or modification of any contract resulting in the receipt by any Loan Party of a cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification) or (d), any sale of merchant accounts (or any rights thereto (including, without limitation, any rights to any residual payment stream with respect thereto)) by any Loan Party. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations and the termination of the Commitments), (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payments of dividends or distributions in cash, or (d) is convertible into or exchangeable for (i) Indebtedness or (ii) any other Equity Interests that would constitute Disqualified Equity Interests, in each case of clauses (a) through (d), prior to the date that is 91 days after the Final Maturity Date. “Disqualified Lender” means any Person identified by the Administrative Borrower in writing to the Administrative Agent prior to the Effective Date as a “Disqualified Lender”. Notwithstanding anything to the contrary contained in this Agreement, (a) no Agent shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders and (b) the Administrative Borrower (on behalf of itself and the other Loan Parties) and the Lenders acknowledge and agree that no Agent shall have any responsibility or obligation to determine whether any Lender or potential Lender is a Disqualified Lender

- 25 - 147066427v1 147066427v8 and that no Agent shall have any liability with respect to any assignment or participation made to a Disqualified Lender. “Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia. “Earnout Obligation” means, with respect to any Person, any earn-out, purchase price adjustment or similar obligation incurred by such Person in connection with any Acquisition (in each case, valued at the maximum potential amount thereof). “Effective Date” has the meaning specified therefor in Section 5.01. “Employee Plan” means an employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan), regardless of whether subject to ERISA, that any Loan Party or any of its ERISA Affiliates maintains, sponsors or contributes to or is obligated to contribute to. “Environmental Claim” means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Person or Governmental Authority involving any alleged or actual (a) violation of or liability under any Environmental Law; or (b) manufacture, use, handling, generation, transportation, storage, treatment, Release, threatened Release or disposal or exposure to any Hazardous Materials. “Environmental Law” means any Requirement of Law relating to or concerning (i) the protection of the environment, natural resources, human health or safety, or (ii) the manufacture, use, handling, generation, transportation, storage, treatment, Release, threatened Release, presence or disposal of or exposure to any Hazardous Material. “Environmental Liability” means all liabilities (contingent or otherwise, known or unknown), monetary obligations, losses (including monies paid in settlement), damages, natural resource damages, costs and expenses (including all reasonable fees, costs, client charges and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest arising directly or indirectly as a result of or based upon (a) any Environmental Claim; (b) any actual, alleged or threatened non-compliance with Environmental Law or Environmental Permit; (c) any actual, alleged or threatened Release of or exposure to Hazardous Materials; (d) any Remedial Action; (f) any environmental condition; or (g) any contract, agreement, or other arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liability. “Environmental Permit” means any permit, license, authorization, approval, registration or entitlement required by or issued pursuant to any Environmental Law or by any Governmental Authority pursuant to Environmental Law. “Equity Interests” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), acciones, equity interests, beneficial, partnership or membership interests, joint

- 26 - 147066427v1 147066427v8 venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable. “Equity Issuance” means either (a) the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Equity Interests or (b) the receipt by the Parent of any cash capital contributions. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections. “ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” or under “common control” within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code or Sections 4001(a)(14) or 4001(b)(1) of ERISA. “ERISA Event” means (a) the occurrence of a Reportable Event with respect to any Pension Plan; (b) the failure to meet the minimum funding standards of Section 412 or 430 of the Internal Revenue Code or Section 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA) or the failure to make a contribution or installment required under Section 412 or Section 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Internal Revenue Code or Section 303 of ERISA); (d) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Internal Revenue Code or Section 305 of ERISA; (e) the filing of a notice of intent to terminate a Pension Plan or the treatment of an amendment to a Pension Plan as a termination under Section 4041 of ERISA; (f) the withdrawal by any Loan Party or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to any Loan Party or any of its ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (g) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition that might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the imposition of liability on any Loan Party or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069(a) of ERISA or by reason of the application of Section 4212(c) of ERISA; (i) the withdrawal of any Loan Party or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan or the receipt by any Loan Party or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (j) the occurrence of an act or omission which could give rise to the imposition of material fines, penalties, taxes or related charges on any Loan Party or any of its ERISA Affiliates under Sections 4975 or 4971 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Plan; (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Loan Party or any of its ERISA Affiliates; (l) the assertion of a claim (other than routine claims for benefits) against any Employee Plan or the assets thereof, or against any Loan Party or any of its ERISA Affiliates in connection with any Employee Plan or Multiemployer Plan, in each case, that could be reasonably expected to result in a material liability to any Loan Party or any of its ERISA Affiliates; (m) receipt from the Internal Revenue Service of notice of the

- 27 - 147066427v1 147066427v8 failure of any Pension Plan (or any other Employee Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any such Pension Plan (or such other Employee Plan) to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; (n) the imposition on any Loan Party of any material fine, excise tax or penalty with respect to any Employee Plan or Multiemployer Plan resulting from any noncompliance with any Requirements of Law; (o) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan; or (p) the occurrence of any Foreign Plan Event. “Erroneous Distribution” has the meaning specified therefor in Section 10.17. “Event of Default” has the meaning specified therefor in Section 9.01. “Excess Cash Flow” means, with respect to any Person for any period, (a) Consolidated EBITDA of such Person and its Subsidiaries for such period, less (b) the sum of, without duplication, (i) all cash principal payments (excluding any principal payments made pursuant to Section 2.05(c)) on the Loans made during such period (but, in the case of the Revolving Loans, only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), and all cash principal payments on other Indebtedness of such Person or any of its Subsidiaries during such period to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement (but, in the case of revolving loans, only to the extent that the revolving credit commitment in respect thereof is permanently reduced by the amount of such payments) and any premium, make-whole or penalty payments associated with any such cash principal payments (in each case, solely to the extent not financed through the incurrence of Indebtedness (other than Revolving Loans) or through an Equity Issuance), (ii) all Consolidated Net Interest Expense to the extent paid or payable in cash during such period (solely to the extent not financed through the incurrence of Indebtedness (other than Revolving Loans) or through an Equity Issuance), (iii) the cash portion of (A) Capital Expenditures (including, for the avoidance of doubt, capitalized software expenditures), (B) the Purchase Price (including the Falcon Earnout Obligations but excluding any other Earnout Obligations) in respect of Permitted Acquisitions to the extent paid during such period and (C) the purchase price in respect of Permitted Investments, in each case, made by such Person and its Subsidiaries during such period to the extent permitted to be made under this Agreement (but excluding or reducing any Capital Expenditures, Permitted Acquisitions or Permitted Investments to the extent financed through the incurrence of Indebtedness or through an Equity Issuance), (iv) all scheduled loan servicing fees and other similar fees in respect of Indebtedness of such Person or any of its Subsidiaries paid in cash during such period, to the extent such Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement (in each case, solely to the extent not financed through the incurrence of Indebtedness (other than Revolving Loans) or through an Equity Issuance), (v) income taxes paid in cash by such Person and its Subsidiaries for such period (solely to the extent not financed through the incurrence of Indebtedness (other than Revolving Loans) or through an Equity Issuance), (vi) any amounts added back to Consolidated EBITDA for such period pursuant to clauses (iv) through (viii) of the definition of Consolidated EBITDA, to the extent paid in cash and deducted in the calculation of Consolidated Net Income during such period, (vii) any amounts added back to Consolidated EBITDA for such period pursuant to clause (ix) of the definition of Consolidated EBITDA, and (viii) the excess, if any, of Working Capital at the end of such period over Working Capital at the beginning of such period (or minus the excess, if any, of Working Capital at the beginning of such period over Working Capital at the end of such period).

- 28 - 147066427v1 147066427v8 “Excess Payables” means, as of any date of determination on or after June 30, 2020, any trade payables or other accounts payable of the Loan Parties and their Subsidiaries that, on such date, are more than 90 days past due. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Account” means (a) any deposit account specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Loan Party's employees, (b) any Petty Cash Accounts, (c) any deposit account specifically and exclusively used as cash collateral for letters of credit permitted under clause (j) of the definition of Permitted Indebtedness, (d) any segregated deposit account specifically and exclusively used to hold the proceeds of any CARES Act Indebtedness, CEBA Indebtedness or HASCAP Indebtedness, and (e) any deposit account specifically and exclusively used in connection with virtual cards, provided that the aggregate amount on deposit in all such deposit accounts which are not subject to a Control Agreement does not exceed $5,000,000 at any time. “Excluded Equity Issuance” means (a) in the event that the Parent or any of its Subsidiaries forms any Subsidiary in accordance with this Agreement, the issuance by such Subsidiary of Equity Interests to the Parent or such Subsidiary, as applicable, (b) the issuance of Permitted Cure Equity and any issuance in connection with a CapEx Equity Contribution, (c) the issuance of Equity Interests of the Parent to directors, officers and employees of the Parent and its Subsidiaries pursuant to employee stock option plans (or other employee incentive plans or other compensation arrangements) approved by the Board of Directors of the Parent, (d) the issuance of Equity Interests of the Parent in order to finance the purchase consideration (or a portion thereof) in connection with a Permitted Acquisition, (e) the issuance of Equity Interests by the Parent to any Person so long as the amount of such issuances of Equity Interests pursuant to this clause (e) is (i) at least $500,000 for any individual issuance and (ii) not greater than $5,000,000 in the aggregate for all such issuances during the term of this Agreement (it being understood and agreed that for purposes of Section 7.03(e), the proceeds of any such issuance shall be deemed to be received by the Parent on the first day of the fiscal month in which such issuance is consummated), and (f) the issuance of Equity Interests by a Subsidiary of the Parent to its parent or member in connection with the contribution by such parent or member to such Subsidiary of the proceeds of an issuance described in clauses (a) – (e) above. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor becomes effective with respect to such related Swap Obligation. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an

- 29 - 147066427v1 147066427v8 assignment request by the Borrower under Section 2.12(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.09, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with Section 2.09(e), (d) any U.S. federal withholding Taxes imposed under FATCA, and (e) in the case of Taxes under Part XIII of the Income Tax Act (Canada) imposed on amounts payable to or for the account of such Recipient as a consequence of the Recipient (A) not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with the Loan Parties, (B) being a “specified non-resident shareholder” (within the meaning of subsection 18(5) of the Income Tax Act (Canada)) of the Loan Parties, or (C) not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with a “specified shareholder” (within the meaning of subsection 18(5) of the Income Tax Act (Canada)) of the Loan Parties but, for greater certainty, a Lender shall not be considered to be or deemed to be not dealing at arm’s length or a “specified shareholder” by virtue of it taking, holding, being warranted or issued or holding or enforcing any security or Lien in the Collateral. “Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “Existing Credit Facilities” means each of (a) the Senior Loan Agreement, dated as of December 20, 2018, by and among Mondee, the other Borrowers party thereto and MUFG Union Bank, N.A. and (b) the Amended and Restated Note Purchase Agreement, dated as of August 7, 2018, by and among North Haven Credit Partners II, L.P., as agent, the Holders party thereto, Mondee and certain other Borrowers, each as amended, modified and restated before the Effective Date. “Existing Lenders” means the lenders or note holders party to the Existing Credit Facilities. “Existing Term Loans” has the meaning specified therefor in Section 2.01(a)(ii). “Exit Fee” has the meaning specified therefor in Section 2.06(h). “Extraordinary Receipts” means any cash received by the Parent or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.05(c)(ii) or (iii) hereof), including, without limitation, (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance (other than to the extent such insurance proceeds are (i) immediately payable to a Person that is not the Parent or any of its Subsidiaries in accordance with applicable Requirements of Law or with Contractual Obligations entered into in the ordinary course of business or (ii) received by the Parent or any of its Subsidiaries as reimbursement for any out-of-pocket costs incurred or made by such Person prior to the receipt thereof directly related to the event resulting from the payment of such proceeds), (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of the Parent or any of its Subsidiaries or (ii) received by the Parent or any of its Subsidiaries as reimbursement for any costs previously incurred or any payment previously made by such Person) and (g) any purchase price adjustment received in connection with any purchase agreement. “Facility” means the real property identified on Schedule 1.01(B) and any New Facility hereafter acquired by the Parent or any of its Subsidiaries, including, without limitation, the land on

- 30 - 147066427v1 147066427v8 which each such facility is located, all buildings and other improvements thereon, and all fixtures located thereat or used in connection therewith. “Falcon Acquisition” means the acquisition by Mondee of the Falcon Acquisition Assets pursuant to the Falcon Acquisition Documents. “Falcon Acquisition Agreement” means the Equity Interest Purchase Agreement, dated as of December 20, 2019, by and between Mondee, as buyer, and the Falcon Seller, as seller, as amended by the First Amendment to Equity Interest Purchase Agreement, dated May 15, 2020. “Falcon Acquisition Assets” means the “Purchased Shares” (as defined in the Falcon Acquisition Agreement). “Falcon Acquisition Collateral Assignment” means the Collateral Assignment of Acquisition Documents, dated as of the date hereof, and in form and substance satisfactory to the Administrative Agent, made by Mondee in favor of the Administrative Agent. “Falcon Acquisition Documents” means the Falcon Acquisition Agreement and all other agreements, instruments and other documents related thereto or executed in connection therewith. “Falcon Disposition” has the meaning set forth in clause (k) of the definition of “Permitted Dispositions” hereof. “Falcon Earnout Obligations” means the Earnout Obligations contemplated to be paid pursuant to Section 2.2(e) of the Falcon Acquisition Agreement (as in effect on the Effective Date), in an aggregate amount not to exceed $2,700,000 during the term of this Agreement. “Falcon Seller” means Michael Thomas, an individual. “Falcon Subsidiaries” means AVIA TRAVEL AND TOURS, INC., LBF Travel, Inc. (f/k/a LBF Acquisition Corporation, Inc.) and LBF Travel Holdings, LLC. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal, tax or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement, treaty or convention entered into in connection with the implementation of Sections 1471 through 1474 of the Internal Revenue Code and the Treasury Regulations thereunder. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

- 31 - 147066427v1 147066427v8 “Final Maturity Date” means June 30, 2028; provided that the Final Maturity Date shall be August 31, 2025 if the L/C Facility Closing Date has not occurred on or prior to the date that is 60 days after the Amendment No. 21 Effective Date (or such later date as may be agreed to in writing (which may be by electronic mail) by the Agents and the Lenders in their sole discretion).. “Financial Advisor” has the meaning specified therefor in Section 7.01(s). “Financial Statements” means (a) the audited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended December 31, 2018 and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended, and (b) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the 10 months ended October 31, 2019, and the related consolidated statement of operations, shareholder's equity and cash flows for the 10 months then ended. “Fiscal Quarter” means each fiscal quarter of each Fiscal Year. “Fiscal Year” means the fiscal year of the Parent and its Subsidiaries ending on December 31 of each year. “Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the ratio of (a) Consolidated EBITDA of such Person and its Subsidiaries for such period minus Capital Expenditures made by such Person and its Subsidiaries during such period (but only to the extent such Capital Expenditures were not financed by Indebtedness or with the proceeds of Equity Interests), to (b) the sum of (i) all principal of Indebtedness of such Person and its Subsidiaries (other than Earnout Obligations) scheduled to be paid or prepaid in cash during such period to the extent there is an equivalent permanent reduction in the commitments thereunder, plus (ii) Consolidated Net Interest Expense of such Person and its Subsidiaries for such period to the extent paid or payable in cash, plus (iii) income taxes paid or payable in cash by such Person and its Subsidiaries during such period, plus (iv) cash dividends or distributions paid, or the purchase, redemption or other acquisition or retirement for value (including in connection with any merger, amalgamation or consolidation), by such Person or any of its Subsidiaries, in respect of the Equity Interests of such Person or any of its Subsidiaries (other than dividends or distributions paid by a Loan Party to any other Loan Party) during such period. “Floor” means a rate of interest equal to 1.75%. “Foreign EBITDA Contribution Amount” means, for any period, an amount (not less than zero) equal to the lesser of (a) 2.5% of Consolidated EBITDA of the Parent and its Subsidiaries for such period (to the extent Consolidated EBITDA is a positive number) and (b) $1,000,000. “Foreign Lender” has the meaning specified therefor in Section 2.09(e). “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its Subsidiaries that is subject to any Requirements of Laws other than, or in addition to, the laws of the United States or any state thereof or the laws of the District of Columbia. “Foreign Plan Event” means, with respect to any Foreign Plan or any Canadian Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any Requirement of Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make any required contribution or payment under any Requirement of Law

- 32 - 147066427v1 147066427v8 within the time permitted by any Requirement of Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or Canadian Pension Plan or to appoint a trustee or similar official to administer any such Foreign Plan or Canadian Pension Plan, or alleging the insolvency of any such Foreign Plan or Canadian Pension Plan, (d) the incurrence of any liability by any Loan Party or any Subsidiary under any law on account of the complete or partial termination of such Foreign Plan or Canadian Pension Plan, or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction with respect to a Foreign Plan or Canadian Pension Plan that is prohibited under any Requirement of Law and that could reasonably be expected to result in the incurrence of any material liability by any Loan Party or any Subsidiary, or the imposition on any Loan Party or any Subsidiary of any material fine, excise tax or penalty with respect to a Foreign Plan or Canadian Pension Plan resulting from any noncompliance with any Requirement of Law. “Foreign Subsidiary” means any Subsidiary of the Parent that is not a Domestic Subsidiary. “Funding Losses” has the meaning specified therefor in Section 2.08. “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 7.03 hereof and the definitions used therein, “GAAP” shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, provided, further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.03 hereof, the Administrative Agent and the Administrative Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP has occurred. “Governing Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization, governance and capitalization; and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization. “Governmental Authority” means any nation or government, any foreign, Federal, state, territory, provincial, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guaranteed Obligations” has the meaning specified therefor in Section 11.01.

- 33 - 147066427v1 147066427v8 “Guarantor” means (a) the Parent and each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto, and (b) each other Person which guarantees, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations. “Guaranty” means (a) the guaranty of each Guarantor party hereto contained in Article XI hereof (including each Guarantor that becomes a party hereto pursuant to a Joinder Agreement under Section 7.01(b)) and (b) each other guaranty, in form and substance satisfactory to the Administrative Agent, made by any other Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties guaranteeing all or part of the Obligations. “HASCAP Program” means the Highly Affected Sectors Credit Availability Program established by the Government of Canada. “HASCAP Indebtedness” means any loan or other financial accommodation under the HASCAP Program, provided that (a) such Indebtedness is unsecured, (b) the proceeds therefrom are used solely in a manner that is permitted by the HASCAP Program and (c) the Loan Parties have fully complied in all material respects with and satisfied in all material respects all eligibility requirements established pursuant to the HASCAP Program to incur such Indebtedness. “Hazardous Material” means any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic or hazardous substance, hazardous waste, special waste, or solid waste or words of similar import under any Environmental Law or that is otherwise regulated under or for which liability or standards of care are imposed pursuant to any Environmental Law, including, without limitation, petroleum, polychlorinated biphenyls; asbestos-containing materials, urea formaldehyde-containing materials radioactive materials and toxic mold. “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement. “Highest Lawful Rate” means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. “Holdout Lender” has the meaning specified therefor in Section 12.02(c). “Illegality Notice” has the meaning specified therefor in Section 2.11(b). “Immaterial Foreign Subsidiary” means, at any time, any Foreign Subsidiary that contributed 2.5% or less of the Consolidated EBITDA and revenues, and 10.0% or less of the assets, of the Parent and its Subsidiaries for the most recently ended period for which financial statements have been delivered; provided, if at any time and from time to time after the Effective Date, Immaterial Foreign Subsidiaries comprise in the aggregate more than 5.0% of the Consolidated EBITDA of the Parent and its Subsidiaries for the most recently ended period for which financial statements have been

- 34 - 147066427v1 147066427v8 delivered, or more than 5.0% of the revenues of the Parent and its Subsidiaries for the most recently ended period for which financial statements have been delivered or more than 10.0% of the consolidated assets of the Parent and its Subsidiaries as of the end of the most recently ended period for which financial statements have been delivered, then the Parent shall, not later than 30 days after the date by which financial statements for such period are required to be delivered (or such longer period as the Administrative Agent may agree in its sole discretion), designate in writing to the Administrative Agent that one or more of such Subsidiaries is no longer an Immaterial Foreign Subsidiary for purposes of this Agreement to the extent required such that the foregoing condition ceases to be true. Schedule 1.01(C) sets forth all of the Immaterial Foreign Subsidiaries of the Parent as of the Effective Date. For the avoidance of doubt, Orinter, Interep and the Consolid Mexico Subsidiaries shall not constitute an Immaterial Foreign Subsidiary under this Agreement. “Incremental Joinder” has the meaning specified therefor in Section 2.13(b)(i). 2.13(a). “Incremental Term Loan A” has the meaning specified therefor in Section 2.13(b). “Incremental Term Loan A Commitments” has the meaning specified therefor in Section “Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person's business and not constituting Excess Payables), including, for the avoidance of doubt, Earnout Obligations; (c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (d) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (e) all Capitalized Lease Obligations of such Person; (f) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (g) all obligations and liabilities, calculated on a basis satisfactory to the Administrative Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (h) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; (i) all Contingent Obligations; (j) all Disqualified Equity Interests; and (k) all obligations referred to in clauses (a) through (j) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer. “Indemnified Matters” has the meaning specified therefor in Section 12.15. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified therefor in Section 12.15.

- 35 - 147066427v1 147066427v8 “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law. “Intellectual Property” has the meaning specified therefor in the applicable Security Agreement. “Interep” means Interep Representacoes Viagens E Turismo S.A., a corporation enrolled at CNPJ under No. 52.131.034/0001-19, with its headquarters in the City of Sao Paulo, State of Sao Paulo, at Rua Dr. Eduardo de Souza Aranha, No. 387, 1st floor, room 11, Vila Nova Conceicao, Zip Code 04543-121, with its bylaws filed with JUCESP under NIRE 35.202.251.631. “Interep Acquisition” means the acquisition by Mondee Brazil and the Parent of the Interep Acquisition Assets pursuant to the Interep Acquisition Documents. “Interep Acquisition Agreement” means the Share Purchase and Sale Agreement, dated as of May 12, 2023, by and among, on one side, Diana Krepinsky Rogrigues and Cynthia Sherry Ann Krepinsky Rodrigues and, on the other side, Mondee Brazil and the Parent, and further, as Intervening Party, Interep Representacoes Viagens E Turismo S.A.. “Interep Acquisition Assets” means the “Shares” (as defined in the Interep Acquisition Agreement). “Interep Acquisition Collateral Assignment” means the Collateral Assignment of Acquisition Documents, in form and substance satisfactory to the Administrative Agent, made by Mondee Brazil and the Parent in favor of the Administrative Agent. “Interep Acquisition Documents” means the Interep Acquisition Agreement and all other agreements, instruments and other documents related thereto or executed in connection therewith. “Interep Earnout Obligations” means, collectively, the deferred payment obligations contemplated to be paid pursuant to Section 4.3 of the Interep Acquisition Agreement (as in effect on the Amendment No. 11 Effective Date) in an aggregate amount not to exceed $720,000 during the term of this Agreement and the Earnout Obligations contemplated to be paid pursuant to Section 4.4 of the Interep Acquisition Agreement (as in effect on the Amendment No. 11 Effective Date) in an aggregate amount not to exceed $3,000,000 during the term of this Agreement. “Intercompany Subordination Agreement” means an Intercompany Subordination Agreement made by the Parent and its Subsidiaries in favor of the Administrative Agent for the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent. “Interest Period” means, with respect to each SOFR Loan, (a) with an initial period commencing on the date of the making of such SOFR Loan (or the continuation of a SOFR Loan or the conversion of a Reference Rate Loan to a SOFR Loan) and ending 1 or 3 months thereafter, as elected by the Administrative Borrower, and (b) thereafter with a period commencing on the date of the making of such SOFR Loan (or the continuation of a SOFR Loan or the conversion of a Reference Loan to a SOFR Loan) and ending 1 or 3 months thereafter, as elected by the Administrative Borrower; provided, however, that (i) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (iii)-(v) below) to the next succeeding Business Day, (ii) interest shall accrue at the applicable rate based upon the Adjusted Term SOFR from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (iii) any Interest Period that would end on a day that is not a Business Day shall be extended to the next

- 36 - 147066427v1 147066427v8 succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (iv) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1 or 3 months after the date on which the Interest Period began, as applicable, (v) the Borrowers may not elect an Interest Period which will end after the Final Maturity Date, and (vi) no tenor that has been removed pursuant to Section 2.07(g)(iv) shall be available for specification in such Notice of Borrowing or SOFR Notice. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Inventory” means, with respect to any Person, all goods and merchandise of such Person leased or held for sale or lease by such Person, including, without limitation, all raw materials, work-in-process and finished goods, and all packaging, supplies and materials of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account or cash. “Investment” means, with respect to any Person, (a) any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances or other extensions of credit (excluding Accounts arising in the ordinary course of business), capital contributions or acquisitions of Indebtedness (including, any bonds, notes, debentures or other debt securities), Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (b) the purchase or ownership of any futures contract or liability for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or (c) any investment in any other items that are or would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP. “Joinder Agreement” means a Joinder Agreement, substantially in the form of Exhibit A, duly executed by a Subsidiary of a Loan Party made a party hereto pursuant to Section 7.01(b). “Kilimanjaro Acquisition” means the acquisition by Mondee of the Kilimanjaro Acquisition Assets pursuant to the Kilimanjaro Acquisition Documents. “Kilimanjaro Acquisition Agreement” means the Stock Purchase Agreement to be entered into by and among Mondee, as buyer, and the Kilimanjaro Sellers, as sellers. “Kilimanjaro Acquisition Assets” means the “Purchased Shares” (as defined in the Kilimanjaro Acquisition Agreement). “Kilimanjaro Acquisition Collateral Assignment” means the Collateral Assignment of Acquisition Documents, dated as of the date of the closing of the Kilimanjaro Acquisition, and in form and substance satisfactory to the Administrative Agent, made by Mondee in favor of the Administrative Agent. “Kilimanjaro Acquisition Documents” means the Kilimanjaro Acquisition Agreement and all other agreements, instruments and other documents related thereto or executed in connection therewith.

- 37 - 147066427v1 147066427v8 “Kilimanjaro Sellers” means, collectively, Michael Melhem, Elias Melhem, Georgia Tsakos, Elias Melhem Jr. and Sanjeev Sarna. “L/C Beneficiary Agreement” means that certain Commercial Account Agreement, dated on or about the Amendment No. 22 Effective Date, by and between Mondee and U.S. Bank National Association, the beneficiary of the Amendment No. 22 Letter of Credit. “L/C Disbursement” means a payment made by the L/C Issuer pursuant to the L/C Facility. “L/C Facility” means a letter of credit facility, on terms and conditions satisfactory to the Agents and the Lenders, arranged by the Loan Parties, for the issuance by the L/C Issuer of letters of credit in an aggregate face amount of not less than $15,000,000. As of the Amendment No. 22 Effective Date, the Amendment No. 22 Letter of Credit and the related L/C Undertaking is the L/C Facility hereunder. “L/C Facility Closing Date” means the date on which the L/C Facility is consummated and letters of credit in the aggregate face amount of not less than $15,000,000 are issued by the L/C Issuer thereunder. The L/C Facility Closing Date occurred on the Amendment No. 22 Effective Date. “L/C Facility Ticking Fee” has the meaning specified therefor in Section 2.06(i). “L/C Facility Trigger Date” means the earlier to occur of (a) the date that is 60 days after the Amendment No. 21 Effective Date (or such later date as may be agreed to in writing (which may be by electronic mail) by the Agents and the Lenders in their sole discretion) and (b) the L/C Facility Closing Date. “L/C Issuer” means Morgan Stanley or another entity designated by or acceptable to Morgan Stanley and acceptable to the Agents and the Lenders. “L/C Issuer Account” means any deposit account maintained in the United States designated in writing by the L/C Issuer to the Borrowers, the Agents and the Lenders. “L/C Undertaking” means indemnities or reimbursement obligations owing by the L/C Issuer to the Underlying Issuer. “Lease” means any lease, sublease or license of, or other agreement granting a possessory interest in, real property to which any Loan Party or any of its Subsidiaries is a party as lessor, lessee, sublessor, sublessee, licensor or licensee. “Lender” has the meaning specified therefor in the preamble hereto. “Letter of Credit Collateralization” means (as elected by Borrowers) (a) providing cash collateral (pursuant to documentation reasonably satisfactory to the L/C Issuer (including that the L/C Issuer has a first priority perfected Lien in such cash collateral), including provisions that specify that the Letter of Credit Fee and all commissions, fees, charges and expenses provided for in Section 2.14(h) of this Agreement (including any fronting fees) will continue to accrue while the Amendment No. 22 Letter of Credit is outstanding) to be held by the L/C Issuer for the benefit of itself and the Delayed Draw L/C Loan Lenders in an amount equal to 105% of the then existing Letter of Credit Usage, which cash collateral in an amount of 100% shall be funded solely from the proceeds of newly issued Term Loan B or Delayed Draw L/C Loans unless (i) both the Required Revolving Loan Lenders and the Term Loan A

- 38 - 147066427v1 147066427v8 Lenders otherwise consent in writing or the Revolving Credit Commitment Termination Date has occurred and (ii) both the Revolving Loan Obligations and Term Loan A Obligations have been paid in full (it being understood and agreed that 5% of the cash collateral can come from any source, including cash on hand), (b) delivering to the L/C Issuer documentation executed by all beneficiaries under the Amendment No. 22 Letter of Credit, in form and substance reasonably satisfactory to the L/C Issuer, terminating all of such beneficiaries’ rights under the Amendment No. 22 Letter of Credit, or (c) delivering to the L/C Issuer documentation executed by a Lender or Lenders pursuant to which such Lender or Lenders purchase and assume all obligations of the L/C Issuer under this Agreement, in form and substance reasonably satisfactory to the L/C Issuer and the Borrowers. “Letter of Credit Fee” has the meaning specified therefor in Section 2.14(g). “Letter of Credit Usage” means, as of any date of determination, the sum of (a) the aggregate undrawn amount of the Amendment No. 22 Letter of Credit, plus (b) the aggregate amount of outstanding reimbursement obligations with respect to the Amendment No. 22 Letter of Credit which remain unreimbursed or which have not been paid through a Delayed Draw L/C Loan. “Leverage Ratio” means, with respect to any Person and its Subsidiaries for any period, the ratio of (a) all Indebtedness of such Person and its Subsidiaries described in clauses (a), (b) (other than the Falcon Earnout Obligation, the Orinter Earnout Obligation and any Qualified Put Rights but including, for the avoidance of doubt, Excess Payables), (c), (d), (e) and (f) (but only to the extent such obligations or liabilities are actual and represent unreimbursed and uncollateralized draws in respect of letters of credit, acceptances and similar facilities rather than contingent liabilities) in the definition of “Indebtedness” hereunder as of the end of such period to (b) Consolidated EBITDA of such Person and its Subsidiaries for such period. “Lien” means any mortgage, deed of trust, deed to secure debt, pledge, lien (statutory or otherwise), security interest, hypothec, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security. “Liquidity” means, at any time, the result of (a) Availability at such time, plus (b) Qualified Cash at such time, minus (c) the aggregate amount of all trade payables or other accounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables. “Loan” means any loan made by any Agent or any Lender to the Borrowers pursuant to Article II hereof. “Loan Account” means an account maintained hereunder by each of the Administrative Agent and the Revolving Agent on its books of account at the applicable Payment Office, and with respect to the Borrowers, in which the Borrowers will be charged with all Term Loans or Revolving Loans, as applicable, made to, and all other Obligations incurred by, the Borrowers. “Loan Document” means this Agreement, any Control Agreement, the Disbursement Letter, any Guaranty, the Intercompany Subordination Agreement, the Falcon Acquisition Collateral Assignment, the Kilimanjaro Acquisition Collateral Assignment, the Rocketrip Acquisition Collateral Assignment, the Orinter Acquisition Collateral Assignment, the Interep Acquisition Collateral Assignment, the Consolid Mexico Acquisition Collateral Assignment, the Skypass Acquisition Collateral Assignment, any Brazil Security Document, any Mexican Security Document, any Joinder Agreement, any Mortgage, any Security Agreement, any UCC Filing Authorization Letter, any landlord waiver, any

- 39 - 147066427v1 147066427v8 collateral access agreement, any Perfection Certificate and any other agreement, instrument, certificate, report and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation. “Loan Party” means any Borrower and any Guarantor. “Management EBITDA” means, with respect to any Person for any period: (a) the Consolidated Net Income of such Person for such period, plus (b) without duplication, the sum of the following amounts for such period to the extent deducted (other than clause (ix) below) in the calculation of Consolidated Net Income for such period: (i) any provision for United States federal income taxes or other taxes measured by net income, (ii) Consolidated Net Interest Expense, (iii) any depreciation and amortization expense, (iv) any aggregate net loss on the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, (v) any transaction fees, costs and expenses incurred in connection with the consummation of the Falcon Acquisition, the initial funding of the Loans and the consummation of the other Transactions on the Effective Date, to the extent such transaction fees, costs and expenses are (A) reasonably identifiable and factually supportable and (B) set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period, (vi) any transaction fees, costs and expenses incurred in connection with any completed or potential Permitted Acquisition (including the Kilimanjaro Acquisition, the Orinter Acquisition, the Interep Acquisition, the Consolid Mexico Acquisition and the Skypass Acquisition), Permitted Investment, Permitted Disposition, Equity Issuance, Capital Expenditure or other transaction permitted by this Agreement, regardless of whether any such transaction is consummated, to the extent such transaction fees, costs and expenses are (A) reasonably identifiable and factually supportable, (B) set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period and (C) in the case of any unconsummated Permitted Acquisition (other than, if applicable, the Kilimanjaro Acquisition), Permitted Investment, Permitted Disposition, Equity Issuance, Capital Expenditure or other transaction, do not exceed 3.00% of the Consolidated EBITDA of the Parent and its Subsidiaries in the aggregate for all such unconsummated transactions for such period, (vii) any one-time extraordinary, unusual or non-recurring charges, expenses or losses to the extent such charges, expenses or losses are (A) reasonably identifiable and factually supportable and (B) set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period,

- 40 - 147066427v1 147066427v8 (viii) any business optimization and restructuring expenses, to the extent such expenses are (A) reasonably identifiable and factually supportable and (B) set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period, (ix) (A) any pro forma cost savings, operating expense reductions, business optimizations, other operating improvements and other business synergies, and (B) any acquisition synergies for the Falcon Acquisition, the Kilimanjaro Acquisition or any other Permitted Acquisition (including the Orinter Acquisition, the Interep Acquisition, the Consolid Mexico Acquisition and the Skypass Acquisition) (net of the amount of actual benefits received) (calculated on a pro forma basis as though such cost savings, reductions, improvements and synergies had been realized on the first day of such period and as if such cost savings, reductions, improvements and synergies were realized during the entirety of such period), in each case, to the extent (A) such savings, reductions, improvements and synergies result from actions taken during such period, (B) the full “run rate” benefits of such savings, reductions, improvements and synergies are anticipated by the Parent (in the good faith determination of the Parent) to be fully realized within 12 months of the date on which such action is taken, (C) such savings, reductions, improvements and synergies are reasonably identifiable, factually supportable, reasonably attributable to the actions taken and reasonably anticipated to result from such actions taken and (D) have been set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period, (x) any other non-cash expenditure, charge or loss for such period (other than any non-cash expenditure, charge or loss relating to write-offs, write-downs or reserves with respect to accounts and Inventory), and (xi) the amount of any negative EBITDA attributable to the Falcon Subsidiaries and Star Advantage Limited t/a Alta World Tour, in each case, from and after the Disposition thereof (calculated on a pro forma basis as though such Disposition was consummated on the first day of such period), to the extent such adjustment pursuant to this clause (xi) has been set forth in reasonable detail by the Parent in the applicable Compliance Certificate delivered hereunder for the relevant period, minus (c) without duplication, the sum of the following amounts for such period to the extent included in the calculation of such Consolidated Net Income for such period: (i) any credit for United States federal income taxes or other taxes measured by net income, (ii) any gain from extraordinary, unusual or non-recurring items, (iii) any aggregate net gain from the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, and (iv) any other non-cash gain, including any reversal of a charge referred to in clause (b)(ix) above by reason of a decrease in the value of any Equity Interest;

- 41 - 147066427v1 147066427v8 in each case, determined on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing, there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Parent or any of its Subsidiaries during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) based on the Acquired EBITDA of such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) determined on a historical pro forma basis in accordance with this Agreement and, for the avoidance of doubt, without duplication of any addbacks hereunder for such period. “Material Adverse Effect” means a material adverse effect on any of (a) the operations, assets, liabilities, financial condition or prospects of the Loan Parties taken as a whole, (b) the ability of the Loan Parties taken as a whole to perform any of their obligations under any Loan Document, (c) the legality, validity or enforceability of this Agreement or any other Loan Document, (d) the rights and remedies of any Agent or any Lender under any Loan Document, or (e) the validity, perfection or priority of a Lien in favor of the Administrative Agent for the benefit of the Secured Parties on Collateral having a fair market value in excess of $5,000,000. “Material Contract” means, with respect to any Loan Party, (a) each Falcon Acquisition Document, (b) each Kilimanjaro Acquisition Document, (c) each Rocketrip Acquisition Document, (d) each Orinter Acquisition Document, (e) each Interep Acquisition Document, (f) each Consolid Mexico Acquisition Document, (g) each Skypass Acquisition Document, (h) each Specified Material Contract and the American Express Contract, (i) each contract or agreement to which such Loan Party or any of its Subsidiaries is a party (other than a contract or agreement as to which an airline or an airline Affiliate is the counterparty) involving aggregate consideration payable to or by such Loan Party or such Subsidiary of $10,000,000 or more in any Fiscal Year (other than purchase orders in the ordinary course of the business of such Loan Party or such Subsidiary and other than contracts that by their terms may be terminated by such Loan Party or Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium) and (j) each other contract or agreement (other than a contract or agreement as to which an airline or an airline Affiliate is the counterparty) as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect. “Metaminds” means MetaMinds Software Solutions Limited, a corporation limited by shares organized under the laws of India. “Mexican Security Documents” means any agreements governed by the laws of Mexico, including (a) each stock pledge agreement (contrato de prenda sobre acciones) to be entered into by each shareholder of the Consolid Mexico Subsidiaries and Skypass Mexico, as pledgors, and the Administrative Agent, as pledgee, with the acknowledgement and consent of the Consolid Mexico Subsidiaries and Skypass Mexico, pursuant to which such shareholders shall grant a pledge in favor of the Administrative Agent, as may reasonably be required by the Administrative Agent (acting on advice of local counsel), and (b) each pledge, security trust, stock pledge or similar agreement, mortgage, deed of trust, assignment, or similar document as is necessary or desirable with respect to any properties or assets of any Consolid Mexico Subsidiaries or Skypass Mexico in order to create a Lien or security interest thereon for the benefit of the Secured Parties and securing the Obligations, including, without

- 42 - 147066427v1 147066427v8 limitation, each power of attorneys granting powers for the Administrative Agent to enforce the Lien under any of the Mexican Security Documents in the situations described therein. “Mexico” means the United Mexican States (Estados Unidos Mexicanos). “Mondee” means Mondee, Inc., a Delaware corporation. “Mondee Brazil” means Mondee Brazil, LLC, a Delaware limited liability company. “Mondee Holdings II” means Mondee Holdings II, LLC, a Delaware limited liability company. “Moody's” means Moody's Investors Service, Inc. and any successor thereto. “Mortgage” means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance satisfactory to the Administrative Agent, made by a Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties, securing the Obligations and delivered to the Administrative Agent. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed, or has been obligated to contribute, to at any time during the preceding the six calendar years. “Net Cash Proceeds” means, with respect to, any issuance or incurrence of any Indebtedness, any Equity Issuance, any Disposition or the receipt of any Extraordinary Receipts by any Person or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (a) in the case of any Disposition or the receipt of any Extraordinary Receipts consisting of insurance proceeds or condemnation awards, the amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection therewith (other than Indebtedness under this Agreement), (b) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (c) transfer taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith, and (d) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements), in each case, to the extent, but only to the extent, that the amounts so deducted are (i) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (ii) properly attributable to such transaction or to the asset that is the subject thereof. “New Facility” has the meaning specified therefor in Section 7.01(m). “Notice of Borrowing” has the meaning specified therefor in Section 2.02(a). “Obligations” means all present and future indebtedness, obligations, and liabilities (including, without limitation, the PIK Amount) of each Loan Party to the Agents, the L/C Issuer and the Lenders arising under or in connection with this Agreement or any other Loan Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents

- 43 - 147066427v1 147066427v8 include (a) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay principal, interest (including, without limitation, the PIK Amount), charges, expenses, fees (including any Refinancing Fee or Stock Repurchase Exit Fee), premiums (including, without limitation, the Applicable Premium), attorneys' fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) all reimbursement and payment obligations of the Borrowers under Section 2.14 and (c) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent, the L/C Issuer or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person. Notwithstanding any of the foregoing, Obligations shall not include any Excluded Swap Obligations. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Orinter” means Orinter Viagens E Turimos S.A., a corporation enrolled at CNPJ under N. 82.170.291/0001-20, with its headquarters in the City of Blumenau, State of Santa Catarina, at Alameda Rio Branco, N. 238, 1st floor, sobreloja, ZipCode 89010-300, with its bylaws filed with JUCSC under NIRE 42300053317. “Orinter Acquisition” means the acquisition by Mondee Brazil of the Orinter Acquisition Assets pursuant to the Orinter Acquisition Documents. “Orinter Acquisition Agreement” means the Share Purchase and Sale Agreement, dated as of January 31, 2023, by and between Mondee Brazil, the Parent, OTT Holdings Ltda., Orinter, Ana Maria Berto, Elza Maria Pavan E Breia, Mariana Camargo Bruscato, Roberto Bermejo Sanches Junior, Robert Dos Santos, and Sergio Odinei Klock. “Orinter Acquisition Assets” means the “Shares” (as defined in the Orinter Acquisition Agreement). “Orinter Acquisition Collateral Assignment” means the Collateral Assignment of Acquisition Documents, dated as of January 31, 2023, and in form and substance satisfactory to the Administrative Agent, made by Mondee Brazil in favor of the Administrative Agent. “Orinter Acquisition Conditions” means the following: (a) the Purchase Price for the Acquisition of the Orinter Acquisition Assets shall be comprised solely of Qualified Equity Interests of the Parent (and/or cash or Cash Equivalents constituting the proceeds of the issuance of Qualified Equity Interests of the Parent (to the extent not otherwise required to be applied to the Term Loans as Permitted Cure Equity or used to increase any basket under this Agreement)), (b) the Loans Parties shall be in compliance with clauses (a), (d), (e), (f), (h), (i) and (k) of the definition of “Permitted Acquisition”, (c) Mondee Brazil shall have executed and delivered to the Agents all agreements, instruments and other documents required by Section 7.01(b) on or prior to the date of the consummation of the Orinter Acquisition, and (d) the applicable Loan Parties and their Subsidiaries (including Orinter) shall have executed and delivered the Brazil Security Documents on or prior to the date set forth in Section 5(b) of the Amendment No. 10. “Orinter Acquisition Documents” means the Orinter Acquisition Agreement and all other agreements, instruments and other documents related thereto or executed in connection therewith.

- 44 - 147066427v1 147066427v8 “Orinter Earnout Obligations” means the Earnout Obligations contemplated to be paid pursuant to Section 4.4 of the Orinter Acquisition Agreement (as in effect on the Amendment No. 10 Effective Date), in an aggregate amount not to exceed $10,000,000 during the term of this Agreement. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.12(a)). “Parent” has the meaning specified therefor in the preamble hereto. “Parent Class A Units” has the meaning specified therefor in the Parent Operating Agreement. “Parent Class B Units” has the meaning specified therefor in the Parent Operating Agreement. “Parent Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the Parent, dated as of May 1, 2020. “Participant Register” has the meaning specified therefor in Section 12.07(i). “Payment Office” means the Administrative Agent's office located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017, or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to each other Agent and to the Administrative Borrower and the Revolving Agent’s office located at 11720 Amber Park Drive, Suite 500, Alpharetta, GA 30009, or at such other office or offices of the Revolving Agent as may be designated in writing from time to time by the Revolving Agent to each other Agent and to the Administrative Borrower. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Plan” means an Employee Plan that is subject to Section 412 of the Internal Revenue Code, Section 302 of ERISA or Title IV of ERISA maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its ERISA Affiliates at any time during the preceding six calendar years. “Perfection Certificate” means a certificate in form and substance satisfactory to the Administrative Agent providing information with respect to the property of each Loan Party. “Permitted Acquisition” means (i) the Rocketrip Acquisition, (ii) the Orinter Acquisition so long as the Loan Parties comply with the Orinter Acquisition Conditions, (iii) the Interep Acquisition, (iv) the Consolid Mexico Acquisition, (v) the Skypass Acquisition and (vi) any other Acquisition (including, solely with respect to the conditions set forth in clauses (b), (c), (d), (e), (i), (j), (k) and (l)

- 45 - 147066427v1 147066427v8 below, the Kilimanjaro Acquisition) by a Loan Party or any wholly-owned Subsidiary of a Loan Party to the extent that each of the following conditions shall have been satisfied with respect to such other Acquisition: (a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition; (b) to the extent the Acquisition will be financed in whole or in part with the proceeds of any Loan, the conditions set forth in Section 5.02 shall have been satisfied; (c) the Borrowers shall have furnished to the Administrative Agent at least 10 Business Days prior to the consummation of such Acquisition (i) an executed term sheet and/or commitment letter (setting forth in reasonable detail the terms and conditions of such Acquisition) and, at the request of the Administrative Agent, such other information and documents that the Administrative Agent may request, including, without limitation, executed counterparts of the respective agreements, instruments or other documents pursuant to which such Acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements, instruments or other documents and all other material ancillary agreements, instruments or other documents to be executed or delivered in connection therewith, (ii) pro forma financial statements of the Parent and its Subsidiaries after the consummation of such Acquisition, (iii) a certificate of the chief financial officer of the Parent, demonstrating on a pro forma basis compliance, as at the end of the most recently ended Fiscal Quarter for which internally prepared financial statements are available, with all covenants set forth in Section 7.03 hereof after the consummation of such Acquisition, (iv)(A) if the Purchase Price with respect to such Acquisition is greater than $15,000,000 or (B) if such a report has been prepared, a quality of earnings report, prepared by a third party, with respect to the assets being acquired or the Person whose Equity Interests are being acquired, and (v) copies of such other agreements, instruments or other documents as the Administrative Agent shall reasonably request; (d) the agreements, instruments and other documents referred to in paragraph (c) above shall provide that (i) neither the Loan Parties nor any of their Subsidiaries shall, in connection with such Acquisition, assume or remain liable in respect of any Indebtedness of the Seller or Sellers, or other obligation of the Seller or Sellers (except for obligations incurred in the ordinary course of business in operating the property so acquired and necessary or desirable to the continued operation of such property and except for Permitted Indebtedness), and (ii) all property to be so acquired in connection with such Acquisition shall be free and clear of any and all Liens, except for Permitted Liens (and if any such property is subject to any Lien not permitted by this clause (ii) then concurrently with such Acquisition such Lien shall be released); (e) such Acquisition shall be effected in such a manner so that the acquired assets or Equity Interests are owned either by a Loan Party or a wholly-owned Subsidiary of a Loan Party and, if effected by merger, amalgamation or consolidation involving a Loan Party, such Loan Party shall be the continuing or surviving Person; (f) the Borrowers shall have Qualified Cash (minus the aggregate amount of all trade payables or other accounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables) in an amount equal to or greater than $7,500,000 immediately after giving effect to the consummation of the proposed Acquisition; (g) the Leverage Ratio of the Parent and its Subsidiaries (calculated using the Consolidated EBITDA of the Parent and its Subsidiaries measured for the most recent 4 consecutive

- 46 - 147066427v1 147066427v8 Fiscal Quarters of the Parent and its Subsidiaries for which financial statements of the Parent and its Subsidiaries have been (or are required to have been) received by the Administrative Agent pursuant to Section 7.01(a) and the Indebtedness of the Parent and its Subsidiaries as of the date of such Acquisition) shall not exceed 3.50 to 1.00 after giving pro forma effect to the consummation of the proposed Acquisition and any Acquired EBITDA; provided that this clause (g) shall not apply to any Acquisition with respect to which (i) the Purchase Price therefor is comprised solely of Qualified Equity Interests of the Parent (and/or cash or Cash Equivalents constituting the proceeds of the issuance of Qualified Equity Interests of the Parent (to the extent not otherwise required to be applied to the Term Loans as Permitted Cure Equity or used to increase any basket under this Agreement)), (ii) any applicable put right related to such Qualified Equity Interests constitutes a Qualified Put Right and (iii) all deferred Purchase Price obligations payable in cash or Cash Equivalents (including any earnout obligation or seller debt) of the applicable Loan Parties or wholly-owned Subsidiaries of one or more Loan Parties in connection with such Acquisition only arise after the Final Maturity Date with respect to the Term Loans (such an Acquisition, a “Qualified Acquisition”); (h) either (i) the assets being acquired or the Person whose Equity Interests are being acquired did not have negative Consolidated EBITDA (as reduced by the aggregate amount of Capital Expenditures made and related to such assets or made by such Person) during the 12 consecutive month period most recently concluded prior to the date of the proposed Acquisition or (ii) in the case of any Qualified Acquisition, the foregoing Consolidated EBITDA requirement may be calculated on a historical pro forma basis in accordance with this Agreement and, for the avoidance of doubt, without duplication of any addbacks hereunder for such period (provided that all such addbacks shall be (A) reasonably identifiable and factually supportable, (B) set forth in reasonable detail in a certificate of an Authorized Officer of the Parent and (C) consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld)); (i) the assets being acquired (other than a de minimis amount of assets in relation to the Loan Parties' and their Subsidiaries' total assets), or the Person whose Equity Interests are being acquired, are useful in or engaged in, as applicable, the business of the Loan Parties and their Subsidiaries or a business reasonably related thereto; (j) the assets being acquired (other than a de minimis amount of assets in relation to the assets being acquired) are located within the United States or the Person whose Equity Interests are being acquired is organized in a jurisdiction located within the United States; (k) such Acquisition shall be consensual and shall have been approved by the board of directors of the Person whose Equity Interests or assets are proposed to be acquired and shall not have been preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Parent or any of its Subsidiaries or an Affiliate thereof; (l) any such Subsidiary (and its equityholders) shall execute and deliver the agreements, instruments and other documents required by Section 7.01(b) on or prior to the date of the consummation of such Acquisition; and (m) the Purchase Price payable in respect of (i) any single Acquisition or series of related Acquisitions shall not exceed $50,000,000 in the aggregate and (ii) all Acquisitions consummated after the Effective Date (including the proposed Acquisition but excluding, for the avoidance of doubt, the Kilimanjaro Acquisition) shall not exceed $100,000,000 in the aggregate during the term of this Agreement.

- 47 - 147066427v1 147066427v8 “Periodic Term SOFR Determination Day” has the meaning specified therefor in the definition of “Term SOFR”. “Permitted Canadian Finance Facilities” means Indebtedness incurred by the Canadian Subsidiary and/or Canadian A/R Transactions entered into by the Canadian Subsidiary in an aggregate principal amount not to exceed $2,000,000 at any time outstanding. “Permitted Cure Equity” means Qualified Equity Interests of the Parent. “Permitted Disposition” means: (a) sale of Inventory in the ordinary course of business; (b) licensing, on a non-exclusive basis, Intellectual Property rights in the ordinary course of business; (c) leasing or subleasing assets in the ordinary course of business; (d) (i) the lapse of Registered Intellectual Property of the Parent and its Subsidiaries to the extent not economically desirable in the conduct of their business or (ii) the abandonment of Intellectual Property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Secured Parties; (e) any involuntary loss, damage or destruction of property; (f) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property; (g) so long as no Event of Default has occurred and is continuing or would result therefrom, transfers of assets (i) from the Parent or any of its Subsidiaries (other than the Borrowers) to a Loan Party (other than the Parent), and (ii) from any Subsidiary of the Parent that is not a Loan Party to any other Subsidiary of the Parent; (h) Disposition by the Canadian Subsidiary of Canadian A/R Related Property to a financing partner or Special Purpose Subsidiary in connection with the Permitted Canadian Finance Facilities, so long as (after the Control Agreement Deadline) the Net Cash Proceeds of such Disposition are deposited by the Canadian Subsidiary into an account subject to a Control Agreement; (i) Disposition of obsolete or worn-out equipment in the ordinary course of business; (j) Disposition of property or assets not otherwise permitted in clauses (a) through (h) above for cash in an aggregate amount not less than the fair market value of such property or assets; (k) Disposition of the Equity Interests of the Falcon Subsidiaries and Star Advantage Limited t/a Alta World Tour to the Falcon Seller for non-cash consideration pursuant to agreements in form and substance satisfactory to the Administrative Agent (the “Falcon Disposition”); provided that the Net Cash Proceeds of such Dispositions (including the proposed Disposition) (1) in the case of clauses (i) and (j) above, do not exceed $1,500,000 in the aggregate in any Fiscal Year and (2) in

- 48 - 147066427v1 147066427v8 all cases, are paid to the Administrative Agent for the benefit of the Secured Parties to the extent required by the terms of Section 2.05(c)(ii) or applied to the extent required by the terms of Section 2.05(c)(vi). “Permitted Holder” means Prasad Gundumogula or any Controlled Investment Affiliate thereof. “Permitted Indebtedness” means: (a) any Indebtedness owing to any Agent or any Lender under this Agreement and the other Loan Documents; (b) any other Indebtedness listed on Schedule 7.02(b), and any Permitted Refinancing Indebtedness in respect of such Indebtedness; (c) Permitted Purchase Money Indebtedness and any Permitted Refinancing Indebtedness in respect of such Indebtedness; (d) Permitted Intercompany Investments; (e) Indebtedness incurred in the ordinary course of business under surety, statutory, and appeal bonds, performance bonds (including those for the benefit of airlines or industry regulatory bodies or clearing houses) or in connection with workers compensation claims; (f) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to the Loan Parties, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the period in which such Indebtedness is incurred and such Indebtedness is outstanding only during such period; (g) the incurrence by any Loan Party of Indebtedness under Hedging Agreements that are incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party's operations and not for speculative purposes; (h) Indebtedness incurred in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”), merchant cards, virtual cards (including the Bank of America Shuffler Program) or other similar cash management services, in each case, incurred in the ordinary course of business; (i) contingent liabilities in respect of any indemnification obligation, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions; (j) Indebtedness incurred in the ordinary course of business with respect to letters of credit issued by other banks on a cash-collateralized or unsecured basis, in each case, for the benefit of airlines or industry regulatory bodies or clearing houses; (k) the Falcon Earnout Obligations; (l) Indebtedness of a Person whose assets or Equity Interests are acquired by the Parent or any of its Subsidiaries in a Permitted Acquisition in an aggregate amount not to exceed $2,500,000 at any time outstanding; provided, that such Indebtedness (i) is either Permitted Purchase Money Indebtedness or a Capitalized Lease with respect to equipment or mortgage financing with respect

- 49 - 147066427v1 147066427v8 to a Facility, (ii) was in existence prior to the date of such Permitted Acquisition, and (iii) was not incurred in connection with, or in contemplation of, such Permitted Acquisition; (m) Indebtedness under the Permitted Canadian Finance Facilities; (n) Subordinated Indebtedness other than, for the avoidance of doubt, items in clause (k) above and clause (o) below (but including any other Earnout Obligations and Subordinated Indebtedness, in each case, incurred in connection with the consummation of one or more Permitted Acquisitions) in an aggregate principal amount for all such Subordinated Indebtedness not to exceed $5,000,000 at any time outstanding; (o) (i) [reserved], (ii) any Qualified Put Rights and (iii) any Subordinated Indebtedness that is incurred solely to satisfy the obligations of the Loan Parties in respect of such Qualified Put Rights in an aggregate principal amount for all such Subordinated Indebtedness not to exceed the aggregate amount of the obligations of the Loan Parties arising in respect of such Qualified Put Rights upon the exercise thereof; (p) the Orinter Earnout Obligations; (q) (i) after the L/C Facility Closing Date (if any), Indebtedness in respect of the letters of credit issued by the L/C Issuer under the L/C Facility and (ii) other letters of credit on terms and conditions satisfactory to the Agents and the Lenders, arranged by the Loan Parties, for the issuance by issuers acceptable to the Agents and the Lenders of letters of credit in an aggregate face amount under this clause (ii) not to exceed $10,000,000; provided that the Loan Parties shall first offer the L/C Issuer the opportunity to arrange the issuance of such other letters of credit prior to arranging such letters of credit through other issuers; (r) Indebtedness constituting Excess Payables; (s) from the Amendment No. 3 Effective Date until the SVB LC Expiration Date, Indebtedness under the SVB LC Agreement in an aggregate amount not to exceed $240,000 at any time outstanding; (t) from the Amendment No. 3 Effective Date until the SVB LC Expiration Date, Indebtedness under the SBV Mondee Guaranty, in an aggregate amount not to exceed $240,000 at any time outstanding; (u) Indebtedness constituting CARES Act Indebtedness, CEBA Indebtedness or HASCAP Indebtedness; in an aggregate principal amount for all such Indebtedness under this clause (u) not to exceed $10,500,000 at any time outstanding; and (v) to the extent constituting Indebtedness, the Consolid Mexico Earnout Obligations, the Interep Earnout Obligations, the Consolid Mexico Put Right and the Skypass Earnout Obligations. “Permitted Intercompany Investments” means Investments made by (a) a Loan Party to or in another Loan Party (other than the Parent), (b) a Subsidiary that is not a Loan Party to or in another Subsidiary that is not a Loan Party, (c) a Subsidiary that is not a Loan Party to or in a Loan Party, so long as, in the case of a loan or advance, the parties thereto are party to the Intercompany Subordination Agreement, (d) transactions permitted under Section 7.02(j)(v), to the extent such transactions are characterized as Investments by a Loan Party to or in a Foreign Subsidiary, and (e) a Loan Party to or in a

- 50 - 147066427v1 147066427v8 Subsidiary (including, without limitation, a Foreign Subsidiary) that is not a Loan Party, so long as (i) the aggregate amount of all such Investments made by the Loan Parties to or in Subsidiaries that are not Loan Parties does not exceed $1,500,000 at any time outstanding, (ii) no Default or Event of Default has occurred and is continuing either before or after giving effect to such Investment, and (iii) the Borrowers shall have Qualified Cash (minus the aggregate amount of all trade payables or other accounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables) in an amount equal to or greater than $7,500,000 immediately after giving effect to such Investment. “Permitted Investments” means: (a) Investments in cash and Cash Equivalents; (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business; (c) advances made in connection with purchases of goods or services in the ordinary course of business; (d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries; (e) Investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof; (f) Permitted Intercompany Investments; (g) Permitted Acquisitions; (h) [reserved]; (i) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $2,500,000 at any time outstanding; (j) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the Borrowers shall have Qualified Cash (minus the aggregate amount of all trade payables or other accounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables) in an amount equal to or greater than $7,500,000 both before and after giving effect thereto, and (iii) the Leverage Ratio of the Parent and its Subsidiaries (calculated using the Consolidated EBITDA of the Parent and its Subsidiaries measured for the most recent 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries for which financial statements of the Parent and its Subsidiaries have been (or are required to have been) received by the Administrative Agent pursuant to Section 7.01(a) and the Indebtedness of the Parent and its Subsidiaries on the date thereto) shall not exceed 3.00 to 1.00 after giving pro forma effect to the consummation thereof, any other Investments constituting Acquisitions; and (k) Investments for nominal consideration related to the formation and establishment of (but, for the avoidance of doubt, not any further Investment in) a Special Purpose Subsidiary.

- 51 - 147066427v1 147066427v8 “Permitted Liens” means: (a) Liens securing the Obligations; (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c)(ii); (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor; (d) Liens described on Schedule 7.02(a), provided that any such Lien shall only secure the Indebtedness that it secures on the Effective Date and any Permitted Refinancing Indebtedness in respect thereof; (e) purchase money Liens on equipment acquired or held by any Loan Party or any of its Subsidiaries in the ordinary course of its business to secure Permitted Purchase Money Indebtedness so long as such Lien only (i) attaches to such property and (ii) secures the Indebtedness that was incurred to acquire such property or any Permitted Refinancing Indebtedness in respect thereof; (f) deposits and pledges of cash securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are made or otherwise arise in the ordinary course of business and secure obligations not past due; (g) with respect to any Facility, easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business; (h) Liens of landlords and mortgagees of landlords (i) arising by statute or under any Lease or related Contractual Obligation entered into in the ordinary course of business, (ii) on fixtures and movable tangible property located on the real property leased or subleased from such landlord, or (iii) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; (i) the title and interest of a lessor or sublessor in and to personal property leased or subleased (other than through a Capitalized Lease), in each case extending only to such personal property; (j) non-exclusive licenses of Intellectual Property rights in the ordinary course of business;

- 52 - 147066427v1 147066427v8 (k) judgment liens (other than for the payment of taxes, assessments or other governmental charges) securing judgments and other proceedings not constituting an Event of Default under Section 9.01(k); (l) rights of set-off or bankers' liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business; (m) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness; (n) Liens assumed by the Parent and its Subsidiaries in connection with a Permitted Acquisition that secure Indebtedness permitted by clause (l) of the definition of Permitted Indebtedness; (o) Liens solely on any cash earnest money deposits made by any Loan Party in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition; (p) [reserved]; (q) Liens solely on the assets of the Canadian Subsidiary or any Canadian A/R Related Property securing the Permitted Canadian Finance Facilities; (r) deposits and pledges of cash securing Indebtedness permitted by clause (j) and clause (q) of the definition of Permitted Indebtedness; provided that any cash securing Indebtedness under clause (q) of the definition of Permitted Indebtedness shall be solely and directly the proceeds of a substantially contemporaneous incurrence by the Borrowers of an additional Term Loan B; and (s) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $1,000,000. “Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations) incurred to finance the acquisition of any fixed assets secured by a Lien permitted under clause (e) of the definition of “Permitted Liens”; provided that (a) such Indebtedness is incurred within 20 days after such acquisition, (b) such Indebtedness when incurred shall not exceed the purchase price of the asset financed and (c) the aggregate principal amount of all such Indebtedness shall not exceed $2,500,000 at any time outstanding. “Permitted Refinancing Indebtedness” means the extension of maturity, refinancing or modification of the terms of Indebtedness so long as: (a) after giving effect to such extension, refinancing or modification, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification (other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto);

- 53 - 147066427v1 147066427v8 (b) such extension, refinancing or modification does not result in a shortening of the average weighted maturity (measured as of the extension, refinancing or modification) of the Indebtedness so extended, refinanced or modified; (c) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Loan Parties and the Lenders than the terms of the Indebtedness (including, without limitation, terms relating to the collateral (if any) and subordination (if any)) being extended, refinanced or modified; and (d) the Indebtedness that is extended, refinanced or modified is not recourse to any Loan Party or any of its Subsidiaries that is liable on account of the obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended. “Permitted Restricted Payments” means any of the following Restricted Payments made by: (a) any Loan Party directly or indirectly to the Parent in amounts necessary to pay taxes and other customary expenses as and when due and owing by the Parent in the ordinary course of its business as a holding company (including salaries and related reasonable and customary expenses incurred by employees of the Parent), so long as no Default or Event of Default shall have occurred and be continuing or would result from the making of such payment; (b) [reserved]; (c) any Loan Party to another Loan Party to the extent necessary (i) to pay Taxes with respect to the income of such first-mentioned Loan Party and/or its Subsidiaries pursuant to any consolidated, combined or unitary tax return on which such first-mentioned Loan Party is included but for which such first-mentioned Loan Party is not the common parent and (ii) to pay Taxes imposed on such second-mentioned Loan Party under the anti-deferral provisions of the Code; (d) any Subsidiary of any Borrower to such Borrower; (e) the Parent to pay non-cash (payment-in-kind) dividends in the form of common Equity Interests; (f) the Parent to make the payments to consummate the Repurchase of Warrants (as defined in Amendment No. 8), so long as on or prior to the date that is the later of (a) January 20, 2023 and (b) one (1) Business Day after the consummation of the sale and issuance of 25,000 additional shares of Series A Preferred Stock in the aggregate as part of the Additional Series A Preferred Stock Issuance (as defined in Amendment No. 8), the Parent, or one or more of its designees, has repurchased from the Lenders, on a pro rata basis, party hereto (each, a “Unitholder”) not less than 50,000 of the shares of Class A common stock of the Parent at $10/per share (or if Mondee Holdings, LLC, a Delaware limited liability company (“Mondee Holdings”) has not yet distributed, transferred, assigned and delivered to each Unitholder the shares of Class A common stock of the Parent, pursuant to executed Redemption Agreements, entered into by and between Mondee Holdings and each Unitholder, each in form and substance satisfactory to the Unitholders, then the Parent, or one or more of its designees has repurchased from the Unitholders, on a pro rata basis, not less than 153,846.16 of the Class G Units of Mondee Holdings issued on July 18, 2022 at $3.25/per share); provided, that the aggregate amount of such Permitted Restricted Payments pursuant to this clause (f) shall not exceed $8,058,365.25;

- 54 - 147066427v1 147066427v8 (g) the Parent to pay the Orinter Earnout Obligations to be paid pursuant to the terms of the Orinter Acquisition Documents (as in effect on the Amendment No. 10 Effective Date), so long as (i) such payment in respect of the Orinter Earnout Obligations is made solely in the form of Qualified Equity Interests of the Parent (and/or cash of Cash Equivalents constituting the proceeds of the issuance of Qualified Equity Interests of the Parent (to the extent not otherwise required to be applied to the Term Loans as Permitted Cure Equity or used to increase any basket under this Agreement)), (ii) no Default or Event of Default has occurred and is continuing either before or after giving effect to the payment of such Orinter Earnout Obligations, (iii) the Borrowers shall have Qualified Cash (minus the aggregate amount of all trade payables or other accounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables) in an amount equal to or greater than $7,500,000 immediately before and after giving effect to the payment of such Orinter Earnout Obligations, (iv) the Leverage Ratio of the Parent and its Subsidiaries (calculated using the Consolidated EBITDA of the Parent and its Subsidiaries measured for the most recent 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries for which financial statements of the Parent and its Subsidiaries have been (or are required to have been) received by the Administrative Agent pursuant to Section 7.01(a) and the Indebtedness of the Parent and its Subsidiaries on the date thereto) shall not exceed 3.50 to 1.00 after giving pro forma effect to the payment of such Orinter Earnout Obligations and (v) the Administrative Agent shall have received a certificate of the chief financial officer of the Parent certifying as to the matters set forth in this clause (g), together with reasonably detailed calculations demonstrating compliance with subclauses (i), (iii), and (iv) of this clause (g), in form and substance satisfactory to the Administrative Agent; (h) the Parent to pay (i) the Consolid Mexico Earnout Obligations due and payable pursuant to the terms of the Consolid Acquisition Agreement, (ii) the Interep Earnout Obligations due and payable pursuant to the terms of the Interep Acquisition Agreement and (iii) the Skypass Earnout Obligations due and payable pursuant to the terms of the Skypass Acquisition Agreement; and (i) the Parent to make payments to consummate the repurchase of the outstanding common stock of the Parent in cash (the “Stock Repurchase”) on or before October 31, 2023 in an amount not to exceed $5,000,000. “Permitted Specified Liens” means Permitted Liens described in clauses (a), (b) and (c) of the definition of Permitted Liens, and, solely in the case of Section 7.01(b)(i), including clauses (g), (h), (i) and (p) of the definition of Permitted Liens. “Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority. “Petty Cash Accounts” means Cash Management Accounts with deposits at any time in an aggregate amount not in excess of $10,000 for any one account and $50,000 in the aggregate for all such accounts. “PIK Amount” means, as of any date of determination, the amount of all interest accrued with respect to the Loans that has been paid in kind by being added to the balance thereof in accordance with Section 2.04(b). “Post-Default Rate” means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2.00%, or, if a rate of

- 55 - 147066427v1 147066427v8 interest is not otherwise in effect, interest at the highest rate specified herein for any Loan then outstanding prior to an Event of Default plus 2.00%. “PPSA” means the Personal Property Security Act (Ontario), the Civil Code of Quebec or any other applicable Canadian federal or provincial statute pertaining to the granting, perfection, priority or ranking of security interests, liens or hypothecs on personal property, and any successor statutes, together with any regulations thereunder, in each case, as in effect from time to time. References to sections of the PPSA shall be construed to also refer to any successor statutes. “Preferred COD” has the meaning set forth in the definition of “Series A Preferred Stock”. “Pro Rata Share” means, with respect to: (a) a Lender's obligation to make Revolving Loans and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving Loans (including Agent Advances) and the denominator shall be the aggregate unpaid principal amount of all Revolving Loans (including Agent Advances), (b) (i) with respect to a Lender’s obligation to make the Term Loan A and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (A) such Lender’s Term Loan A Commitment, by (B) the Total Term Loan A Commitment, provided that if the Total Term Loan A Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loan A and the denominator shall be the aggregate unpaid principal amount of the Term Loan A, and (ii) with respect to a Lender’s obligation to make the Term Loan B and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (A) such Lender’s Term Loan B Commitment, by (B) the Total Term Loan B Commitment, provided that if the Total Term Loan B Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loan B and the denominator shall be the aggregate unpaid principal amount of the Term Loan B, and (iii) with respect to a Lender’s obligation to make a Delayed Draw L/C Loan and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (A) the sum of (x) such Lender’s unused Delayed Draw L/C Loan Commitment and (y) the unpaid principal amount of such Lender’s portion of the Delayed Draw L/C Loans, by (B) the sum of (x) the unused Total Delayed Draw L/C Loan Commitment and (y) the aggregate unpaid principal amount of the Delayed Draw L/C Loans, and (c) all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such (A) Lender's Revolving Credit Commitment, (B) such Lender's unused Term Loan Commitment and (C) the unpaid principal amount of such Lender's portion of the Term Loans, by (ii) the sum of (a) the Total Revolving Credit Commitment, (B) the unused Total Term Loan Commitment and (C) the aggregate unpaid principal amount of the Term Loans, provided, that, if such Lender's Revolving Credit Commitment shall have been reduced to zero, such Lender's Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender's Revolving Loans (including Agent Advances) and if the Total Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit

- 56 - 147066427v1 147066427v8 Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Loans (including Agent Advances). “Projections” means financial projections of the Parent and its Subsidiaries delivered pursuant to Section 6.01(g)(ii), as updated from time to time pursuant to Section 7.01(a)(vii). “Purchase Price” means, with respect to any Acquisition, an amount equal to the sum of (a) the aggregate consideration, whether cash, property or securities (including, without limitation, the fair market value of any Equity Interests of any Loan Party or any of its Subsidiaries issued in connection with such Acquisition), paid or delivered by a Loan Party or any of its Subsidiaries (whether as initial consideration or through the payment or disposition of deferred consideration, including, without limitation, in the form of Earnout Obligations, seller financing, royalty payments, payments allocated towards non-compete covenants, payments to principals for consulting services or other similar payments) in connection with such Acquisition, plus (b) the aggregate amount of liabilities of the acquired business (net of current assets of the acquired business) that would be reflected on a balance sheet (if such were to be prepared) of the Parent and its Subsidiaries after giving effect to such Acquisition, plus (c) the aggregate amount of all transaction fees, costs and expenses incurred by the Parent or any of its Subsidiaries in connection with such Acquisition. “Qualified Cash” means, as of any date of determination, the aggregate amount of unrestricted cash on-hand of the Loan Parties maintained in deposit accounts in the name of a Loan Party in the United States as of such date, and if such date is after the Control Agreement Deadline, such deposit accounts are subject to Control Agreements. “Qualified Equity Interests” means, with respect to any Person, all Equity Interests of such Person that are not Disqualified Equity Interests. “Qualified Put Right” means any put right related to Qualified Equity Interests of the Parent with respect to which the closing of such put right, and all related payment obligations of the issuer thereof to the Person exercising such put right, may only occur or otherwise be payable after the Final Maturity Date with respect to the Term Loans. “Real Property Deliverables” means each of the following agreements, instruments and other documents in respect of each Facility, each in form and substance reasonably satisfactory to the Administrative Agent: (a) a Mortgage duly executed by the applicable Loan Party, (b) evidence of the recording of each Mortgage in such office or offices as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Secured Parties thereunder; (c) a Title Insurance Policy with respect to each Mortgage; (d) a current ALTA survey (or local equivalent) and a surveyor's certificate, certified to the Administrative Agent and to the issuer of the Title Insurance Policy with respect thereto by a professional surveyor licensed in the state, province or territory in which such Facility is located and reasonably satisfactory to the Administrative Agent; (e) in the case of a leasehold interest, (i) a certified copy of the Lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest,

- 57 - 147066427v1 147066427v8 and the certificate of occupancy with respect thereto, and (ii) an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) and the applicable Loan Party with respect to such leasehold interest and the Administrative Agent; (f) a zoning report issued by a provider reasonably satisfactory to the Administrative Agent or a copy of each letter issued by the applicable Governmental Authority, evidencing each Facility's compliance with all applicable Requirements of Law, together with a copy of all certificates of occupancy issued with respect to each Facility; (g) an opinion of counsel, satisfactory to the Administrative Agent, in the state, province, territory or other equivalent jurisdiction where such Facility is located with respect to the enforceability of the Mortgage to be recorded and such other matters as the Administrative Agent may reasonably request; (h) an ASTM 1527-13 Phase I Environmental Site Assessment (“Phase I ESA”) (and if reasonably requested by the Administrative Agent based upon the results of such Phase I, a Phase II Environmental Site Assessment), by an independent firm reasonably satisfactory to the Administrative Agent; and (i) such other agreements, instruments, appraisals and other documents (including guarantees and opinions of counsel) as the Administrative Agent may reasonably require. “Recipient” means any Agent and any Lender, as applicable. “Redesignated Term Loan A” has the meaning specified therefor in Section 2.01(a)(ii). “Redesignated Term Loan B” has the meaning specified therefor in Section 2.01(a)(ii). “Redesignated Term Loans” means collectively, the Redesignated Term Loan A and the Redesignated Term Loan B. “Reference Rate” means, for any period, the greatest of (a) 2.75% per annum, (b) the Federal Funds Rate plus 0.50% per annum, (c) Adjusted Term SOFR for a one-month tenor in effect two (2) U.S. Government Securities Business Days prior to the date of such determination plus 1.00% per annum, and (d) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective. “Reference Rate Loan” means each portion of a Loan that bears interest at a rate determined by reference to the Reference Rate. “Reference Rate Term SOFR Determination Day” has the meaning specified therefor in the definition of “Term SOFR”. “Refinancing” shall mean the incurrence by the Loan Parties of Indebtedness from, or the issuance by the Loan Parties of Equity Interests to, any Person (pursuant to a bona fide letter of intent, proposal or binding commitment, as the case may be, made in good faith and with the intent that, subject to the terms thereof, such letter of intent, proposal or binding commitment will result in the

- 58 - 147066427v1 147066427v8 consummation of such transaction by such Person), the Net Cash Proceeds of which are in an amount sufficient to repay in full in cash all Obligations. “Refinancing Fee” shall have the meaning set forth in Section 2.06(f) hereof. “Refinancing Milestone Event” means the occurrence of any of the following events: (a) the Loan Parties shall have failed to retain the Financial Advisor within fifteen (15) Business Days after written request by the Administrative Agent in accordance with Section 7.01(s)(i)(A) hereof; or (b) the Loan Parties shall have failed to retain an investment banker within fifteen (15) Business Days after written request by the Administrative Agent in accordance with Section 7.01(s)(ii) hereof. “Register” has the meaning specified therefor in Section 12.07(f). “Registered Intellectual Property” means Intellectual Property that is issued, registered, renewed or the subject of a pending application. “Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time. “Related Fund” means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the direct and indirect equityholders, partners, directors, officers, employees, agents, consultants, trustees, administrators, managers, advisors, and representatives of such Person and of such Person’s Affiliates. “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Remedial Action” means any action (a) to correct or address any actual, alleged or threatened non-compliance with any Environmental Law or Environmental Permit, or (b) to clean up, remove, remediate, contain, treat, monitor, assess, evaluate, investigate, prevent, minimize or in any other way address any environmental condition or the presence, Release or threatened Release of any Hazardous Material (including the performance of pre-remedial studies and investigations and post-remedial operation and maintenance activities). “Replacement Lender” has the meaning specified therefor in Section 12.02(c)

- 59 - 147066427v1 147066427v8 “Reportable Event” means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section). “Required Lenders” means Lenders whose Pro Rata Shares (calculated in accordance with clause (c) of the definition thereof) aggregate at least 50.1%. “Required Revolving Loan Lenders” means Revolving Loan Lenders whose Pro Rata Shares (calculated in accordance with clause (a) of the definition thereof) aggregate at least 50.1%. “Required Term Loan Lenders” means Term Loan Lenders whose Pro Rata Shares (calculated in accordance with clause (b) of the definition thereof) aggregate at least 50.1%. “Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, provincial, territorial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, orders-in-council, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Restricted Payment” means (a) the declaration or payment of any dividend or other distribution, direct or indirect, on account of any Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, together with any payment or distribution pursuant to a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (b) the making of any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (c) the making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Equity Interests of any Loan Party, now or hereafter outstanding, (d) the return of any Equity Interests to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Equity Interests, warrants, rights, options, obligations or securities thereto as such or (e) the payment of any management, consulting, monitoring or advisory fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting, monitoring, advisory or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party. “Revolving Agent” has the meaning specified therefor in the preamble hereto. “Revolving Agent’s Account” means an account at a bank designated by the Revolving Agent from time to time as the account into which the Loan Parties shall make certain payments to the Revolving Agent for the benefit of the Revolving Loan Lenders under this Agreement and the other Loan Documents. “Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrowers in the amount set forth opposite such Lender's name in Schedule 1.01(A)(iv) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement, provided that from and after. The Revolving

- 60 - 147066427v1 147066427v8 Credit Commitment as of the Amendment No. 1122 Effective Date, such commitment shall be discretionary as more fully described in is $15,000,000; provided that (i) $7,500,000 of such commitment to provide Revolving Loans shall be committed and the Revolving Loan Lenders may not refuse to honor any Notice of Borrowing for Revolving Loans with respect to such portion of the commitment unless the conditions set forth in Section 5.02 are not satisfied or waived by the Revolving Agent and the Revolving Loan Lenders and (ii) $7,500,000 of such commitment to provide Revolving Loans shall be uncommitted and discretionary in nature such that the Revolving Loan Lenders may in their sole discretion honor or refuse to honor any Notice of Borrowing for Revolving Loans to the extent such borrowing would result in the aggregate outstanding principal amount of all Revolving Loans being greater than $7,500,000. For the avoidance of doubt, this definition supersedes Section 7 of Amendment No. 11. “Revolving Credit Commitment Termination Date” means the earlier to occur of (a) the date the Revolving Credit Commitments are permanently reduced to zero pursuant to Section 2.01(b) and (b) the date of the termination of the Revolving Credit Commitments pursuant to Section 9.01. “Revolving Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the ratio of (a) Consolidated EBITDA of such Person and its Subsidiaries for such period minus Capital Expenditures made by such Person and its Subsidiaries during such period (but only to the extent such Capital Expenditures were not financed by Indebtedness or with the proceeds of Equity Interests), to (b) the sum of (i) all principal of Indebtedness of such Person and its Subsidiaries (other than Earnout Obligations) scheduled to be paid or prepaid (whether in cash or non-cash) during such period to the extent there is an equivalent permanent reduction in the commitments thereunder, plus (ii) Consolidated Net Interest Expense of such Person and its Subsidiaries for such period to the extent paid or payable (whether in cash or non-cash), plus (iii) income taxes paid or payable in cash by such Person and its Subsidiaries during such period, plus (iv) cash dividends or distributions paid, or the purchase, redemption or other acquisition or retirement for value (including in connection with any merger, amalgamation or consolidation), by such Person or any of its Subsidiaries, in respect of the Equity Interests of such Person or any of its Subsidiaries (other than dividends or distributions paid by a Loan Party to any other Loan Party) during such period. “Revolving Loan” means a loan made by a Lender to the Borrowers pursuant to Section 2.01(a)(i). “Revolving Loan Lender” means a Lender with a Revolving Credit Commitment or a Revolving Loan. “Revolving Loan Obligations” means any Obligations with respect to the Revolving Loans (including without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Rocketrip Acquisition” means the acquisition by Mondee of the Rocketrip Acquisition Assets pursuant to the Rocketrip Acquisition Documents. “Rocketrip Acquisition Agreement” means the Agreement and Plan of Merger, dated as of September 3, 2020, by and between Mondee, Mondee Merger Sub, Inc., Rocketrip, Inc., the Parent and Fortis Advisors. “Rocketrip Acquisition Assets” means the “Shares” (as defined in the Rocketrip Acquisition Agreement).

- 61 - 147066427v1 147066427v8 “Rocketrip Acquisition Collateral Assignment” means the Collateral Assignment of Acquisition Documents, dated as of September 3, 2020, and in form and substance satisfactory to the Administrative Agent, made by Mondee in favor of the Administrative Agent. “Rocketrip Acquisition Documents” means the Rocketrip Acquisition Agreement and all other agreements, instruments and other documents related thereto or executed in connection therewith. “Sabre Contract” means that certain Customer Agreement, dated as of November 1, 2015, by and among Sabre GLBL Inc. and Mondee. “Sale and Leaseback Transaction” means, with respect to the Parent or any of its Subsidiaries, any arrangement, directly or indirectly, with any Person whereby the Parent or any of its Subsidiaries shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanctioned Country” means, at any time, a country or territory that is itself the subject or target of comprehensive Sanctions (which, as of the Effective Date, include Crimea, Cuba, Iran, North Korea, and Syria). “Sanctioned Person” means, at any time, any Person (a) listed in OFAC's Specially Designated Nationals and Blocked Persons List, OFAC's Sectoral Sanctions Identification List, and any other Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, or Her Majesty's Treasury of the United Kingdom, Canada, or other relevant sanctions authority that require blocking, asset freezes, rejection, prohibition or other similar actions with respect to designated Persons, (b) a Person that resides, is organized or located in or has a place of business in a Sanctioned Country or a country or territory that is subject to a call for counter-measures or designated a “Non-Cooperative Country or Territory” by the Financial Action Task Force on Money Laundering, or whose funds are transferred from or through such a jurisdiction (a “Sanction Target”), (c) any Person with whom or with which a U.S. Person is prohibited from dealing under any of the Sanctions, or (d) any Person owned 50% or more, directly or indirectly, individually or in the aggregate by, or controlled by, any Person or Persons described in clauses (a) or (b). “Sanctions” means Requirements of Law concerning or relating to economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by OFAC, the U.S. Department of State, the government of Canada, the European Union, or Her Majesty's Treasury of the United Kingdom, or other relevant sanctions authority. “SBA” means the U.S. Small Business Administration. “SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act. “Secured Party” means any Agent and any Lender, and “Secured Parties” means the Agents and the Lenders. “Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

- 62 - 147066427v1 147066427v8 “Securitization” has the meaning specified therefor in Section 12.07(l). “Security Agreement” means a Pledge and Security Agreement (including the Canadian Security Agreement), in form and substance satisfactory to the Administrative Agent, made by a Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties securing the Obligations. “Seller” means any Person that sells Equity Interests or other property or assets to a Loan Party or a Subsidiary of a Loan Party in a Permitted Acquisition. “Series A Preferred Stock” means the Series A Preferred Stock of the Parent created and issued pursuant to that certain Third Amended and Restated Certificate of Designation of Preferences, Right and Limitations of Series A-1, Series A-2 and Series A-3 Preferred dated as of August 14, 2024 the L/C Facility Closing Date (such certificate, the “Preferred COD”). “Settlement Period” has the meaning specified therefor in Section 2.02(d)(i). “Skypass Acquisition” means the acquisition by Mondee, Mondee Acquisition Company, Inc., and the Parent of the Skypass Acquisition Assets pursuant to the Skypass Acquisition Documents. “Skypass Acquisition Agreement” means the Stock Purchase Agreement, dated as of August 12, 2023, by and among Mondee, Mondee Acquisition Company, Inc., the Parent, Skypass India, Victor Abraham and Sherly Abraham. “Skypass Acquisition Assets” means the “Shares” (as defined in the Skypass Acquisition Agreement). “Skypass Acquisition Collateral Assignment” means the Collateral Assignment of Acquisition Documents, in form and substance satisfactory to the Administrative Agent, made by Mondee, Mondee Acquisition Company, Inc., and the Parent in favor of the Administrative Agent. “Skypass Acquisition Documents” means the Skypass Acquisition Agreement and all other agreements, instruments and other documents related thereto or executed in connection therewith. “Skypass Earnout Obligations” means, collectively, the issuance of the Deferred Rollover Shares (as defined in the Skypass Acquisition Agreement) and the Earnout Rollover Shares (as defined in the Skypass Acquisition Agreement) contemplated to be issued pursuant to Section 2.2(a)(v) and Section 2.2(a)(vi) of the Skypass Acquisition Agreement (as in effect on the Amendment No. 11 Effective Date) in an aggregate amount not to exceed 19.99% of the Parent’s Common Stock during the term of this Agreement. “Skypass Subsidiaries” means, collectively, (a) Skypass Travel Inc., a Texas corporation (“Skypass Travel”), (b) Skypass Travel de México S.A. de C.V., a sociedad anónima de capital variable (“Skypass Mexico”), (c) Skypass Holidays LLC, a Texas limited liability company (“Skypass Holidays”), (d) Skypass Travel Private Limited, a private limited company incorporated under the laws of India (“Skypass India”) and (e) Skypass Turismo LTDA, a company organized under the laws of Brazil (“Skypass LTDA”). “Small Business Act” means the Small Business Act (15 U.S. Code Chapter 14A – Aid to Small Business).

- 63 - 147066427v1 147066427v8 “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” means, as to any borrowing, the SOFR Loans comprising such Loans. “SOFR Deadline” has the meaning specified therefor in Section 2.07(a). “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Reference Rate”. “SOFR Notice” means a written notice substantially in the form of Exhibit D. “SOFR Option” has the meaning specified therefor in Section 2.07(a). “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is not less than the total amount of the liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital. “SPAC Effective Date” has the meaning specified therefor in the definition of “Applicable Premium”. “SPAC Prepayment Amount” has the meaning specified therefor in Section 5 of Amendment No. 7. “SPAC Prepayment Notice” has the meaning specified therefor in Section 2.05(b)(ii). “SPAC Restructuring” means the transactions set forth in that certain Business Combination Agreement, dated as of December 20, 2021 (the “Business Combination Agreement”), pursuant to which Mondee Holdings II, Inc., a Delaware corporation shall effectuate certain restructuring transactions with the ITHAX Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability (“Ithax”), Ithax Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of Ithax (“Merger Sub I”), and Ithax Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ithax (“Merger Sub II”), as follows: (a) Ithax shall domesticate as a Delaware corporation, as more fully described in the Business Combination Agreement (the “Domestication”, and Ithax after the Domestication shall be hereinafter referred to as “New Mondee”), (b) Merger Sub I will merge with and into Holdings II, with Holdings II surviving such merger as a wholly owned subsidiary of New Mondee (the “First Merger”), (c) immediately following the First Merger, Holdings II shall merge with and into Merger Sub II, with Merger Sub II surviving such merger as a wholly owned subsidiary of New Mondee (the “Second Merger”, and together with the First Merger, the “Mergers”), (d) New Mondee will change its name to “Mondee Holdings, Inc.”, a Delaware

- 64 - 147066427v1 147066427v8 corporation (“New Parent”), (e) Merger Sub II will change its name to “Mondee Holdings II, LLC”, a Delaware limited liability company (“New Mondee Holdings II”), and (f) Mondee Holdings, LLC will distribute the shares of “Mondee Holdings, Inc.” received in connection with the consummation of the Business Combination Agreement to its members in accordance with the procedures adopted by the Board of Managers of Mondee Holdings, LLC and, following the full distribution of such shares of “Mondee Holdings, Inc.”, dissolve, so that after giving effect thereto, (i) New Parent owns 100% of New Mondee Holdings II and (ii) New Mondee Holdings II owns 100% of Mondee, Inc.. “Special Purpose Subsidiary” means any Subsidiary or Affiliate of the Canadian Subsidiary formed for the purpose of and that solely engages in one or more Canadian A/R Transactions. “Specified Material Contracts” means, collectively, the Amadeus Contract, the Sabre Contract and the TravelPort Contract. “Standard & Poor's” means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. and any successor thereto. “Stock Repurchase” has the meaning set forth in clause (i) of the definition of “Permitted Restricted Payment” hereof. “Stock Repurchase Exit Fee” has the meaning set forth in Section 2.06(g) hereof. “Stock Repurchase Investment” has the meaning set forth in Section 7.01(t) hereof. “Stock Repurchase Investment Date” means October 23, 2023. “Subordinated Indebtedness” means Indebtedness (including Earnout Obligations) of any Loan Party the terms of which (including, without limitation, payment terms, interest rates, covenants, remedies, defaults and other material terms) are satisfactory to the Administrative Agent and the Required Lenders and which has been expressly subordinated in right of payment to all Indebtedness of such Loan Party under the Loan Documents (a) by the execution and delivery of a subordination agreement, in form and substance satisfactory to the Required Lenders, or (b) otherwise on terms and conditions satisfactory to the Required Lenders. “Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (a) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (b) of which more than 50% of (i) the outstanding Equity Interests having (in the absence of contingencies) ordinary voting power to elect a majority of the Board of Directors of such Person, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person. References to a Subsidiary shall mean a Subsidiary of the Parent unless the context expressly provides otherwise. “SVB” means Silicon Valley Bank. “SVB LC Agreement” means that certain Application and Agreement for Standby Letter of Credit dated as of April , 2016, pursuant to which SVB issued Irrevocable Standby Letter of Credit

- 65 - 147066427v1 147066427v8 No. SVBSF01096, dated on or about April 7, 2016, in each case, as in effect on the Amendment No. 3 Effective Date. “SVB LC Expiration Date” means August 31, 2021. “SVB Mondee Guaranty” means that certain Unconditional Guaranty dated September 3, 2020, by Mondee in favor of SVB with respect to the SVB LC Agreement, as in effect on the Amendment No. 3 Effective Date. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “TCW” has the meaning specified therefor in the preamble hereto. “Term Loan” means, individually and collectively, the Term Loan A and, the Term Loan B and the Delayed Draw L/C Loans, as the context requires, each made by the applicable Term Loan Lenders to the Borrowers pursuant to Section 2.01(a)(ii), Section 2.01(a)(iii), Section 2.01(a)(v) and, Section 2.13 and Section 2.14, including, without limitation, the aggregate amount of the PIK Amount paid to the Lenders pursuant to Section 2.04(b). “Term Loan A” means, collectively, the portion of the Existing Term Loans redesignated as the Redesignated Term Loan A pursuant to Section 2.01(a)(ii) hereto, the Amendment No. 9 Term Loan and any Incremental Term Loan A made by the Term Loan A Lenders pursuant to Section 2.13 hereof. The aggregate principal amount of the Term Loan A as of the Amendment No. 21 Effective Date is $27,956,058.04, which amount includes (1) $3,299,701.27 of PIK Amount paid in kind prior to the Amendment No. 21 Effective Date and (2) $71,402.31 of fees paid in kind prior to the Amendment No. 21 Effective Date. “Term Loan A Commitment” means, with respect to each Lender, the commitment of such Lender to make the Term Loan A to the Borrowers on the Amendment No. 9 Effective Date in the amount set forth in Schedule 1.01(A)(iii) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. The Term Loan A Commitment as of the Amendment No. 9 Effective Date is $15,000,000. The Term Loan A Commitment as of the Amendment No. 21 Effective Date is $0. “Term Loan A Lender” means a Lender with a Term Loan A Commitment or a Term Loan A. “Term Loan A Obligations” means any Obligations with respect to the Term Loan A (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Term Loan A Payments” means the payments in cash in respect of the principal of the Term Loan A (a) in an amount not less than $2,500,000 on the Amendment No. 21 Effective Date (the

- 66 - 147066427v1 147066427v8 “Term Loan A Payment #1”) and (b) in an amount not less than $7,500,000 on the L/C Facility Closing Date (the “Term Loan A Payment #2”). “Term Loan B” means, collectively, the portion of the Existing Term Loans redesignated as the Redesignated Term Loan B pursuant to Section 2.01(a)(ii) hereof and the Amendment No. 21 Term Loan. The aggregate principal amount of the Term Loan B as of the L/C Facility Closing Date assuming the full funding of the Amendment No. 21 Term Loan #1 and Amendment No. 21 Term Loan #2 have occurred on or before the L/C Facility Closing Date will be $179,341,468.19, which amount will include (1) $44,860,054.41 of PIK Amount paid in kind prior to the Amendment No. 21 Effective Date, (2) $3,609,268.84 of fees paid in kind prior to the Amendment No. 21 Effective Date, (3) $3,974,974.13 of PIK Amount paid in kind on the Amendment No. 21 Effective Date and (4) $2,014,516.16 of fees paid in kind on the Amendment No. 21 Effective Date. “Term Loan B Commitment” means, with respect to each Lender, the commitment of such Lender to make the Term Loan B to the Borrowers in the aggregate amount extended prior to the Amendment No. 9 Effective Date or the Amendment No. 21 Term Loan Commitment of such Lender or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. The Term Loan B Commitment (after the funding of the Amendment No. 21 Term Loan #2) as of the L/C Facility Closing Date will be $0. “Term Loan B Lender” means a Lender with a Term Loan B Commitment or a Term Loan B. “Term Loan B Obligations” means any Obligations with respect to the Term Loan B (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Term Loan Commitment” means, individually and collectively, the Term Loan A Commitment and, the Incremental Term Loan A Commitment, the Term Loan B Commitment or Delayed Draw L/C Loan Commitment, as the context requires, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement (it being understood and agreed that the commitment of such Lender to make Loans and the unused Term Loan Commitment of such Lender shall not be reduced by the amount of the PIK Amount). “Term Loan Commitment Termination Date” means the earliestearlier to occur of (a) the L/C Facility Trigger Date, (b) the date theall Term Loan Commitments are permanently reduced to zero pursuant to 2.01(b) and (c) (b) the date of the termination of the Term Loan Commitments pursuant to Section 9.01. “Term Loan Lender” means a Lender with a Term Loan Commitment or a Term Loan. “Term Loan Obligations” means any Obligations with respect to the Term Loans (including, without limitation, the principal thereof, the interest thereon, the fees and expenses specifically related thereto, and the aggregate amount of the PIK Amount paid to the Lenders pursuant to Section 2.04(b)). “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term

- 67 - 147066427v1 147066427v8 SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Reference Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Reference Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Reference Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Reference Rate SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Adjustment” means, for any calculation with respect to a Reference Rate Loan or a SOFR Loan, a percentage per annum as set forth below for the applicable Interest Period therefor: Interest Period Percentage One month 0.11448% Three months 0.26161% “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the first date on which all of the Obligations are paid in full in cash and the Commitments of the Lenders are terminated. “Title Insurance Policy” means a mortgagee's loan policy, in form and substance satisfactory to the Administrative Agent, together with all endorsements made from time to time thereto, issued to the Administrative Agent by or on behalf of a title insurance company selected by or otherwise satisfactory to the Administrative Agent, insuring the Lien created by a Mortgage in an amount and on

- 68 - 147066427v1 147066427v8 terms and with such endorsements satisfactory to the Administrative Agent, delivered to the Administrative Agent. “Total Commitment” means the sum of the Total Revolving Credit Commitment and the Total Term Loan Commitment. “Total Delayed Draw L/C Loan Commitment” means the sum of the amounts of the Lenders’ Delayed Draw L/C Loan Commitments. “Total Revolving Credit Commitment” means the sum of the amounts of the Lenders' Revolving Credit Commitments (which shall include both the committed and uncommitted portions thereof, if any). “Total Term Loan A Commitment” means the sum of the amounts of the Lenders’ Term Loan A Commitments. “Total Term Loan B Commitment” means the sum of the amounts of the Lenders’ Term Loan B Commitments. “Total Term Loan Commitment” means the sum of the amounts of the Lenders’ Term Loan A Commitments and, Term Loan B Commitments and the, Incremental Term Loan A Commitments and Delayed Draw L/C Loan Commitments. “TravelPort Contract” means that certain Subscriber Agreement, dated as of May 20, 2019, by and between TravelPort LP and Mondee. “Treasury Rate” means, with respect to any prepayment, a rate per annum (computed on the basis of actual days elapsed over a year of 360 days) equal to the rate determined by the Administrative Agent on the date 3 Business Days prior to the date of such prepayment, to be the yield expressed as a rate listed in The Wall Street Journal for United States Treasury securities having a term of not greater than 12 months. “UCC Filing Authorization Letter” means a letter duly executed by each Loan Party authorizing the Administrative Agent to file appropriate financing statements on Form UCC-1 without the signature of such Loan Party in such office or offices as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests purported to be created by each Security Agreement and each Mortgage. “Unadjusted Acquired EBITDA” means, with respect to any Unadjusted Acquired Entity or Business for any period, the amount for such period of Unadjusted EBITDA of such Unadjusted Acquired Entity or Business (determined in accordance with the definition of “Unadjusted EBITDA”). “Unadjusted Acquired Entity or Business” has the meaning specified therefor in the definition of “Unadjusted EBITDA.” “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unadjusted EBITDA” means, with respect to any Person for any period: (a) the Consolidated Net Income of such Person for such period,

- 69 - 147066427v1 147066427v8 plus (b) without duplication, the sum of the following amounts for such period to the extent deducted in the calculation of Consolidated Net Income for such period: (i) any provision for United States federal income taxes or other taxes measured by net income, (ii) Consolidated Net Interest Expense, (iii) any depreciation and amortization expense, (iv) any aggregate net loss on the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, and (v) any other non-cash expenditure, charge or loss for such period (other than any non-cash expenditure, charge or loss relating to write-offs, write-downs or reserves with respect to accounts and Inventory), minus (c) without duplication, the sum of the following amounts for such period to the extent included in the calculation of such Consolidated Net Income for such period: (i) any credit for United States federal income taxes or other taxes measured by net income, (ii) any aggregate net gain from the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, (iii) any gain from extraordinary, unusual or non-recurring items, and (iv) any other non-cash gain; in each case, determined on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing: (A) for purposes of calculating the Unadjusted EBITDA of the Parent and its Subsidiaries for any period, (i) the Unadjusted EBITDA of all Foreign Subsidiaries of the Parent in existence as of the Amendment No. 21 Effective Date, including Foreign Subsidiaries that are not Loan Parties, shall be included for all purposes with respect to such calculation of the Unadjusted EBITDA of the Parent and its Subsidiaries for such period and (ii) the Unadjusted EBITDA of all Foreign Subsidiaries of the Parent formed or acquired after the Amendment No. 21 Effective Date that are not Loan Parties shall be included for all purposes with respect to such calculation of the Unadjusted EBITDA of the Parent and its Subsidiaries for such period solely to the extent that the amount of such Unadjusted EBITDA does not exceed the Unadjusted Foreign EBITDA Contribution Amount (or such greater amount approved (in writing) by the Agents (in their respective sole discretion)), and (B) there shall be included in determining Unadjusted EBITDA for any period, without duplication, the Unadjusted Acquired EBITDA of any Person, property, business or asset acquired by the Parent or any of its Subsidiaries during such period to the extent not subsequently

- 70 - 147066427v1 147066427v8 sold, transferred or otherwise disposed of (but not including the Unadjusted Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Unadjusted Acquired Entity or Business”) based on the Unadjusted Acquired EBITDA of such Unadjusted Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) determined on a historical pro forma basis in accordance with this Agreement and, for the avoidance of doubt, without duplication of any addbacks hereunder for such period. “Unadjusted Foreign EBITDA Contribution Amount” means, for any period, an amount (not less than zero) equal to the lesser of (a) 2.5% of Unadjusted EBITDA of the Parent and its Subsidiaries for such period (to the extent Unadjusted EBITDA is a positive number) and (b) $1,000,000. “Underlying Issuer” means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the L/C Issuer for the benefit of a Loan Party. The Underlying Issuer as of the Amendment No. 22 Effective Date is MUFG Bank, Ltd., New York Branch. “Uniform Commercial Code” or “UCC” has the meaning specified therefor in Section 1.04. “Unused Revolving CreditDelayed Draw Commitment Fee” has the meaning specified therefor in Section 2.06(bi). “Unused Revolving Credit Commitment Fee” has the meaning specified therefor in Section 2.06(b). “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT) Act of 2001 (Title III of Pub. L. 107-56, Oct. 26, 2001)) as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (Pub. L. 109-177, March 9, 2006) and as the same may have been or may be further renewed, extended, amended, or replaced. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “WARN” has the meaning specified therefor in Section 6.01(p). “Warrants” means the MS Units issued pursuant to the MS Units Purchase Agreement, dated as of November 10, 2017 and the MS Units Purchase Agreement, dated as of August 8, 2018, each among the Parent, NH Expansion Credit Fund Holdings LP and North Haven Credit Partners II L.P. “Withholding Agent” means any Loan Party and any Agent. “Working Capital” means, at any date of determination thereof, (a) the sum, for any Person and its Subsidiaries, of (i) the unpaid face amount of all accounts receivable of such Person and its Subsidiaries as at such date of determination, plus (ii) the aggregate amount of prepaid expenses and

- 71 - 147066427v1 147066427v8 other current assets of such Person and its Subsidiaries as at such date of determination (other than cash, Cash Equivalents and any Indebtedness owing to such Person or any of its Subsidiaries by Affiliates of such Person), minus (b) the sum, for such Person and its Subsidiaries, of (i) the unpaid amount of all accounts payable of such Person and its Subsidiaries as at such date of determination, plus (ii) the aggregate amount of all accrued expenses and other current liabilities of such Person and its Subsidiaries as at such date of determination (other than the current portion of long-term debt and the current portion of all accrued interest and taxes). Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. Section 1.03 Certain Matters of Construction. References in this Agreement to “determination” by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations). A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by the requisite Lenders under Section 12.02. Any Lien referred to in this Agreement or any other Loan Document as having been created in favor of any Agent, any agreement entered into by any Agent pursuant to this Agreement or any other Loan Document, any payment made by or to or funds received by any Agent pursuant to or as contemplated by this Agreement or any other Loan Document, or any act taken or omitted to be taken by any Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of the Agents and the Lenders. Wherever the phrase “to the knowledge of any Loan Party” or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or any other Loan Document, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or (ii) the knowledge that a senior officer would have obtained if such officer had engaged in good faith and diligent performance of such officer's duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Loan Party and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the

- 72 - 147066427v1 147066427v8 same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. Section 1.04 Accounting and Other Terms. (a) Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. For purposes of determining compliance with any incurrence or expenditure tests set forth in Section 7.01, Section 7.02 and Section 7.03, any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Administrative Agent or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Administrative Agent) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Administrative Agent or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Administrative Agent) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time). Notwithstanding the foregoing, (i) with respect to the accounting for leases as either operating leases or capital leases and the impact of such accounting in accordance with FASB ASC 840 on the definitions and covenants herein, GAAP as in effect on the Effective Date shall be applied and (ii) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Uniform Commercial Code” or the “UCC”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Administrative Agent may otherwise determine. Without limiting the generality of the foregoing, any term defined in this Agreement by reference to the “Uniform Commercial Code” with respect to any Canadian Loan Party or Canadian Collateral shall also have any extended, alternative or analogous meaning given to such term in the applicable PPSA and other laws (including, without limitation, the Bills of Exchange Act (Canada) and the Depository Bills and Notes Act (Canada)), in all cases for the extension, preservation or betterment of the security and rights of the Collateral, (ii) all references in this Agreement to Article 7, Article 8 or Article 9 shall be deemed to refer also to applicable Canadian securities transfer laws including the Securities Transfer Act, 2006 (Ontario), as amended from time to time, (iii) all references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under the applicable PPSA, including, without limitation, where applicable, financing change statements, (iv) all references to the United States, or to any subdivision, department, agency or instrumentality thereof shall be deemed to refer also to Canada, or to any subdivision, department, agency or instrumentality thereof, (v) all references in this Agreement to the United States Copyright Office or the United States Patent and

- 73 - 147066427v1 147066427v8 Trademark Office shall be deemed to refer also to the Canadian Intellectual Property Office, (vi) all references to federal or state securities law of the United States shall be deemed to refer also to analogous federal and provincial securities laws in Canada, and (vii) all references to “state or federal bankruptcy laws” shall be deemed to refer also to any insolvency proceeding occurring in Canada or under Canadian federal, provincial or territorial law. Section 1.05 Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to any Secured Party, such period shall in any event consist of at least one full day. Section 1.06 SPAC Restructuring. Upon the consummation of the SPAC Restructuring on or about the Amendment No. 7 Effective Date (a) references in the Financing Agreement and the other Loan Documents to (i) Mondee Holdings, LLC as the “Parent” shall be replaced with Mondee Holdings, Inc. as the “Parent” and (ii) Mondee Holdings II, Inc. as “Mondee Holdings II” shall be replaced with Mondee Holdings II, LLC as “Mondee Holdings II”, and (b) Mondee Holdings, LLC shall no longer be liable for any Loans or other Obligations under the Loan Documents and the Administrative Agent shall release any Lien granted to or held by the Administrative Agent upon any Collateral of Mondee Holdings, LLC and file UCC 3 termination statements for all UCC-1 financing statements and other applicable termination statements in applicable jurisdictions filed by the Administrative Agent with respect to Mondee Holdings, LLC. Section 1.07 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Reference Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Reference Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Reference Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Reference Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.08 Falcon Disposition. Upon the consummation of the Falcon Disposition, the Administrative Agent shall release any Lien granted to or held by the Administrative Agent upon any Collateral of the Falcon Subsidiaries and Star Advantage Limited t/a Alta World Tour and file UCC-3 termination statements for all UCC-1 financing statements and other applicable termination statements in appliable jurisdictions filed by the Administrative Agent with respect to the Falcon Subsidiaries and Star

- 74 - 147066427v1 147066427v8 Advantage Limited t/a Alta World Tour, in each case, at the sole cost and expense of the Loan Parties and without representation, warranty or recourse whatsoever. ARTICLE II THE LOANS Section 2.01 Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth: (i) Each Revolving Loan Lender severally agrees to make Revolving Loans to the Borrowers at any time and from time to time until the Revolving Credit Commitment Termination Date, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment. (ii) Prior to the Amendment No. 9 Effective Date, certain Lenders made term loans to the Borrowers (or purchased term loans pursuant to an Assignment and Acceptance), the outstanding principal amount of which as of the Amendment No. 9 Effective Date is set forth opposite the name of such Lender on Schedule 1.01(A)(i) (collectively, the “Existing Term Loans”). On the Amendment No. 9 Effective Date: (A) an aggregate principal amount of the Existing Term Loans in the amount of $15,000,000 (collectively, the “Redesignated Term Loan A”) shall become a portion of the “Term Loan A” outstanding under, and subject to the terms and conditions of, this Agreement and (B) an aggregate principal amount of the Existing Term Loans in the amount of $137,752,696.40, shall become the “Term Loan B” outstanding under, and subject to the terms and conditions of, this Agreement (collectively, the “Redesignated Term Loan B” and together with the Redesignated Term Loan A, the “Redesignated Term Loans”). Each Lender set forth on Schedule 1.01(A)(ii) shall be deemed to have made Redesignated Term Loans to the Borrowers in the amounts set forth opposite the name of such Lender on Schedule 1.01(A)(ii). (iii) Each Amendment No. 9 Term Loan Lender severally agrees to make the Amendment No. 9 Term Loan to the Borrowers on the Amendment No. 9 Effective Date in an aggregate principal amount not to exceed the amount of such Lender's Amendment No. 9 Term Loan Commitment as set forth opposite the name of such Lender on Schedule 1.01(A)(iii). (iv) After giving effect to the transactions described in clauses (ii) and (iii) above, (A) the Redesignated Term Loan A and the Amendment No. 9 Term Loan shall, from and after the Amendment No. 9 Effective Date, collectively constitute the Term Loan A for all purposes under this Agreement and each other Loan Document and (B) the Redesignated Term Loan B shall, from and after the Amendment No. 9 Effective Date, collectively constitute the Term Loan B for all purposes under this Agreement and each other Loan Document. (v) (A) Each Amendment No. 21 Term Loan Lender severally agrees to make the Amendment No. 21 Term Loan #1 to the Borrowers on the Amendment No. 21 Effective Date in an aggregate principal amount not to exceed the amount of such Lender's Amendment No. 21 Term Loan Commitment #1 as set forth opposite the name of such Lender on Schedule 1.01(A)(v). (B) Each Amendment No. 21 Term Loan Lender severally agrees to make the Amendment No. 21 Term Loan #2 to the Borrowers on the L/C Facility Closing Date in an aggregate principal amount not to exceed the amount of such Lender's Amendment No. 21 Term Loan Commitment #2 as set forth opposite the name of such Lender on Schedule 1.01(A)(v). For the avoidance of doubt, no Amendment No. 21 Term Loan Lender shall have any obligation to make the

- 75 - 147066427v1 147066427v8 Amendment No. 21 Term Loan #2 unless the L/C Facility Trigger Date occurs as a result of the occurrence of the L/C Facility Closing Date. (vi) Any principal amount of the Term Loan which is repaid or prepaid may not be reborrowed. (vii) (A) The Borrowers hereby agree, upon the funding of the Amendment No. 21 Term Loan #1 on the Amendment No. 21 Effective Date, to wire the Term Loan A Lenders an aggregate amount of $2,500,000 of the proceeds of the Amendment No. 21 Term Loan #1 on the date of such funding as a Term Loan A Payment. (B) The Borrowers hereby agree, upon the funding of the Amendment No. 21 Term Loan #2 on the L/C Facility Closing Date, to wire the Term Loan A Lenders an aggregate amount of $7,500,000 of the proceeds of the Amendment No. 21 Term Loan #2 on the date of such funding as a Term Loan A Payment. (viii) Prior to the Amendment No. 21 Effective Date, (A) the Borrowers paid certain accrued interest in kind in the amount of the PIK Amounts by adding such amounts to the balance of the Loans (the “Pre-Amendment No. 21 PIK Interest Amounts”) and (B) the Borrowers paid certain fees under this Agreement in kind (the “Pre-Amendment No. 21 PIK Fee Amounts”). On the Amendment No. 21 Effective Date: (A) the parties hereto confirm that Pre-Amendment No. 21 PIK Interest Amounts in the amount of $3,974,974.13 constitute a portion of the Term Loan B outstanding under, and subject to the terms and conditions of, this Agreement; (B) the Pre-Amendment No. 21 PIK Fee Amounts in the amount of $2,014,516.16 shall become a portion of the Term Loan B outstanding under, and subject to the terms and conditions of, this Agreement; (C) the Deferred April Payment portion of the Refinancing Fee due and payable on April 30, 2024 pursuant to Section 2.06(f) in the amount of $739,046.48 shall become a portion of the Term Loan B outstanding under, and subject to the terms and conditions of, this Agreement; (D) the Deferred May Payment portion of the Refinancing Fee due and payable on May 31, 2024 pursuant to Section 2.06(f) in the amount of $668,328.06 shall become a portion of the Term Loan B outstanding under, and subject to the terms and conditions of, this Agreement; (E) the Deferred June Payment portion of the Refinancing Fee due and payable on June 30, 2024 pursuant to Section 2.06(f) in the amount of $607,141.62 shall become a portion of the Term Loan B outstanding under, and subject to the terms and conditions of, this Agreement; and (F) the Deferred June Interest Payment (as defined in Amendment No. 21) due and payable on June 30, 2024 in the amount of $3,974,974.13 shall be paid in kind by adding such accrued interest amount to, and thereafter such amount shall constitute a portion of, the Term Loan B outstanding under, and subject to the terms and conditions of, this Agreement (clauses (A)-(F), collectively, the “Amendment No. 21 PIK Payments”). After giving effect to the Amendment No. 21 PIK Payments, the Amendment No. 21 Loans #1 and the Term Loan A Payment #1, but not the Amendment No. 21 Fee, the Amendment No. 21 Loans #2 or the Term Loan A Payment #2, each Lender set forth on Schedule 1.01(A)(vi) shall be deemed to hold the amount of outstanding Term Loans set forth opposite the name of such Lender on Schedule 1.01(A)(vi). (b) Notwithstanding the foregoing: (i) The aggregate principal amount of Revolving Loans outstanding at any time during the period from the Effective Date until the Revolving Credit Commitment Termination Date shall not exceed the Total Revolving Credit Commitment. The Revolving Credit Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date. Within the foregoing limits, the Borrowers may borrow, repay and reborrow, the Revolving Loans after the Effective

- 76 - 147066427v1 147066427v8 Date and prior to the Revolving Credit Commitment Termination Date, subject to the terms, provisions and limitations set forth herein. No Revolving Loans shall be advanced on the Effective Date. (ii) The Total Term Loan Commitment shall be permanently reduced immediately and without further action upon the making of each Term Loan in an aggregate amount equal to the aggregate amount of such Term Loan. Each Term Loan Lender's Term Loan Commitment shall be permanently reduced immediately and without further action upon the making of each Term Loan in an amount equal to the amount of such Term Loan Lender's Pro Rata Share of such Term Loan. The Total Term Loan Commitment and each Term Loan Lender's Term Loan Commitment shall terminate immediately and without further action on the Term Loan Commitment Termination Date. The Delayed Draw L/C Loan Commitment shall terminate immediately and without further action on the Delayed Draw Commitment Termination Date. Section 2.02 Making the Loans. (a) (a) The Administrative Borrower shall give the Administrative Agent (with respect to the Term Loans) or the Revolving Agent (with respect to the Revolving Loans) (with a copy to the Administrative Agent) prior written notice (in substantially the form of Exhibit C hereto (a “Notice of Borrowing”)), not later than 12:00 noon (New York City time) on the date which is 5 Business Days prior to the date of the proposed Loan (or such shorter period as the Administrative Agent (with respect to the Term Loans) or the Revolving Agent (with respect to the Revolving Loans) is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Loan). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, which, with respect to the Amendment No. 21 Term Loans #2 to be made on the L/C Facility Closing Date, shall be in the aggregate amount of $12,500,000, (ii) whether the Loan is requested to be a Reference Rate Loan or a SOFR Loan and, in the case of a SOFR Loan, the initial Interest Period with respect thereto, (iii) the use of the proceeds of such proposed Loan, (iv) the proposed borrowing date, which must be a Business Day, and, with respect to the initial Term Loan, must be the Effective Date, and (v) the wire instructions of the Administrative Borrower's account or any other designated account(s) to which funds are to be disbursed. Promptly following receipt of a Notice of Borrowing, the applicable Agent shall notify each Lender of its pro rata share of such Loan. Each Lender shall thereafter make its Pro Rata Share of the Loan available to the applicable Agent, in immediately available funds, in the Revolving Agent's Account (in the case of Revolving Loans) or the Administrative Agent’s Account (in the case of Term Loans) no later than 12:00 noon (New York City time) on the date of the proposed Loan. Upon receipt of all requested funds, the applicable Agent will make the proceeds of such Loan available to the Administrative Borrower on the day of the proposed Loan by causing an amount, in immediately available funds to be deposited in an account designated by the Administrative Borrower in the applicable Notice of Borrowing. The Agents and the Lenders may act without liability upon the basis of written notice believed by the Agents (or either of them) in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Agents (or either of them)). Each Borrower hereby waives the right to dispute any Agent's record of the terms of any such Notice of Borrowing. Each Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Loan on behalf of the Borrowers until such Agent receives written notice to the contrary. The Agents and the Lenders shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing. Notwithstanding the foregoing, (x) no Notice of Borrowing shall be required in connection with the Amendment No. 21 Term Loans #1 (which shall initially be a SOFR Loan with an Interest Period that ends on September 30, 2024), which shall be funded on the Amendment No. 21 Effective Date (subject to the penultimate paragraph of Section 5.02)., (y) no Notice of Borrowing shall be required in connection with the Amendment No. 21 Term Loans #2 (which shall initially be a SOFR Loan with an Interest Period that ends on September 30, 2024), which shall be funded on the Amendment

- 77 - 147066427v1 147066427v8 No. 22 Effective Date (subject to the penultimate paragraph of Section 5.02), and (z) no Notice of Borrowing shall be required in connection with any Delayed Draw L/C Loan (which shall initially be a Reference Rate Loan unless and until converted to a SOFR Loan in accordance with the terms hereof), which shall be deemed funded in accordance with Section 2.14. (b) (b) Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Revolving Loan shall be made (i) in a minimum amount of $1,000,000 and shall be in an integral multiple of $250,000 and (ii) not more than 1 time each week. (c) (i) Except as otherwise provided in this Section 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment or the Total Term Loan Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender. (ii) Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrowers, the Agents and the Lenders, the Borrowers, the Agents and the Lenders agree that the Revolving Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Revolving Agent to, fund, on behalf of the Revolving Loan Lenders, Revolving Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in Section 2.02(d); provided, however, that (A) the Revolving Agent shall in no event fund any such Revolving Loans if the Revolving Agent shall have received written notice from the Administrative Agent or the Required Revolving Loan Lenders on the Business Day prior to the date of the proposed Revolving Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied at the time of the proposed Revolving Loan, and (B) the Revolving Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Administrative Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Revolving Agent elects not to fund such Revolving Loan on behalf of the Revolving Loan Lenders, then promptly after receipt of the Notice of Borrowing requesting such Revolving Loan, the Revolving Agent shall notify each Revolving Loan Lender of the specifics of the requested Revolving Loan and that it will not fund the requested Revolving Loan on behalf of the Revolving Loan Lenders. If the Revolving Agent notifies the Revolving Loan Lenders that it will not fund a requested Revolving Loan on behalf of the Revolving Loan Lenders, each Revolving Loan Lender shall make its Pro Rata Share of the Revolving Loan available to the Revolving Agent, in immediately available funds, in the Revolving Agent's Account no later than 3:00 p.m. (New York City time) (provided that the Revolving Agent requests payment from such Revolving Loan Lender not later than 1:00 p.m. (New York City time)) on the date of the proposed Revolving Loan. The Revolving Agent will make the proceeds of such Revolving Loans available to the Borrowers on the day of the proposed Revolving Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Loans received by the Revolving Agent in the Revolving Agent's Account or the amount funded by the Revolving Agent on behalf of the Revolving Loan Lenders to be deposited in an account designated by the Administrative Borrower. (iii) If the Revolving Agent has notified the Revolving Loan Lenders that the Revolving Agent, on behalf of the Revolving Loan Lenders, will not fund a particular Revolving Loan pursuant to Section 2.02(c)(ii), the Revolving Agent may assume that each such Revolving Loan Lender has made such amount available to the Revolving Agent on such day and the Revolving Agent, in its sole

- 78 - 147066427v1 147066427v8 discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Revolving Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Revolving Agent by any such Revolving Loan Lender, the Revolving Agent shall be entitled to recover such corresponding amount on demand from such Revolving Loan Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Revolving Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate. During the period in which such Revolving Loan Lender has not paid such corresponding amount to the Revolving Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Revolving Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Revolving Agent for its own account. Upon any such failure by a Revolving Loan Lender to pay the Revolving Agent, the Revolving Agent shall promptly thereafter notify the Administrative Borrower (with a copy of such notice to the Administrative Agent) of such failure and the Borrowers shall immediately pay such corresponding amount to the Revolving Agent for its own account. (iv) Nothing in this Section 2.02(c) shall be deemed to relieve any Revolving Loan Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agents or the Borrowers may have against any Revolving Loan Lender as a result of any default by such Revolving Loan Lender hereunder. (d) (i) With respect to all periods for which the Revolving Agent has funded Revolving Loans pursuant to Section 2.02(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Revolving Agent may from time to time select (any such week or shorter period being herein called a “Settlement Period”), the Revolving Agent shall notify each Revolving Loan Lender (with a copy of such notice to the Administrative Agent) of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Revolving Loan Lender's initial funding), each Revolving Loan Lender shall promptly (and in any event not later than 2:00 p.m. (New York City time) if the Revolving Agent requests payment from such Lender not later than 12:00 noon (New York City time) on such day) make available to the Revolving Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Revolving Agent shall promptly pay over to each Revolving Loan Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Revolving Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Revolving Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Revolving Loan Lender shall promptly remit to the Revolving Agent or, as the case may be, the Revolving Agent shall promptly remit to each Revolving Loan Lender, sufficient funds to adjust the interests of the Revolving Loan Lenders in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each such Revolving Loan Lender's interest in the then outstanding Revolving Loans will be equal to its Pro Rata Share thereof. The obligations of the Revolving Agent and each Revolving Loan Lender under this Section 2.02(d) shall be absolute and unconditional. Each Revolving Loan Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Revolving Loan Lender. (ii) In the event that any Revolving Loan Lender fails to make any payment required to be made by it pursuant to Section 2.02(d)(i), the Revolving Agent shall be entitled to recover such corresponding amount on demand from such Revolving Loan Lender together with interest thereon,

- 79 - 147066427v1 147066427v8 for each day from the date such payment was due until the date such amount is paid to the Revolving Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate. During the period in which such Revolving Loan Lender has not paid such corresponding amount to the Revolving Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Revolving Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Revolving Agent for its own account. Upon any such failure by a Revolving Loan Lender to pay the Revolving Agent, the Revolving Agent shall promptly thereafter notify the Administrative Borrower (with a copy of such notice to the Administrative Agent) of such failure and the Borrowers shall immediately pay such corresponding amount to the Revolving Agent for its own account. Nothing in this Section 2.02(d)(ii) shall be deemed to relieve any Revolving Loan Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agents or the Borrowers may have against any Revolving Loan Lender as a result of any default by such Revolving Loan Lender hereunder. Section 2.03 Repayment of Loans; Evidence of Debt. (a) The outstanding principal of all Revolving Loans shall be due and payable on the Final Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement. (b) The outstanding unpaid principal amount of the initial Term Loan made on the Effective Date and each additional Term Loan made after the Effective Date shall be repaid in consecutive quarterly installments on the last Business Day of each Fiscal Quarter (each a “Payment Date”), (i) beginning with the Fiscal Quarter ending June 30, 2022, each such quarterly installment shall be in an aggregate amount equal to the percentage of the aggregate original principal amount of such initial Term Loan and each such additional Term Loan, as applicable, set forth below opposite the applicable Payment Date set forth below: Payment Date Quarterly Percentage The last Business Day of the Fiscal Quarter ended June 30, 2022 3.125% The last Business Day of each Fiscal Quarter ended on and after September 30, 2022 (other than the Fiscal Quarters ended March 31, 2024 and June 30, 2024) 1.25% The last Business Day of the Fiscal Quarters ended March 31, 2024 and June 30, 2024 0% and (ii) beginning with the Fiscal Quarter ending immediately after the L/C Facility Closing Date (solely to the extent the L/C Facility Closing Date occurs)on the Amendment No. 22 Effective Date, each such quarterly installment shall be in an aggregate amount set forth below opposite the applicable Payment Date set forth below:

- 80 - 147066427v1 147066427v8 Payment Date Quarterly Amount The last Business Day of the Fiscal Quarter ended September 30, 2024 and December 31, 2024 $0 The last Business Day of the Fiscal Quarter ended March 31, 2025 and June 30, 2025 $900,000 The last Business Day of the Fiscal Quarter ended on September 30, 2025 and each Fiscal Quarter ended thereafter $2,250,000 Notwithstanding the foregoing, the last installment in respect of the Term Loan shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan. The outstanding unpaid principal amount of the Term Loan, and all accrued and unpaid interest thereon, shall be due and payable on the earliest of (A) the Final Maturity Date and (B) the date on which the Term Loan is declared due and payable pursuant to the terms of Section 9.01 of this Agreement. (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (d) The Administrative Agent (with respect to the Term Loans) or the Revolving Agent (with respect to and the Revolving Loans) shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent (with respect to the Term Loans) or the Revolving Agent (with respect to the Revolving Loans) hereunder for the account of the Lenders and each Lender's share thereof. (e) The entries made in the accounts maintained pursuant to Section 2.03(c) or Section 2.03(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (i) the failure of any Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement and (ii) in the event of any conflict between the entries made in the accounts maintained pursuant to Section 2.03(c) and the accounts maintained pursuant to Section 2.03(d), the accounts maintained pursuant to Section 2.03(d) shall govern and control. (f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns in a form substantially similar to Exhibit E and reasonably acceptable to the Administrative Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be

- 81 - 147066427v1 147066427v8 represented by one or more promissory notes in such form payable to such Lender and its registered assigns. Section 2.04 Interest. (a) Revolving Loans. Subject to the terms of this Agreement, at the option of the Administrative Borrower, each Revolving Loan shall be either a Reference Rate Loan or a SOFR Loan. Each Revolving Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin. Each Revolving Loan that is a SOFR Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the Adjusted Term SOFR for the Interest Period in effect for such Loan plus the Applicable Margin. (b) Term Loan. Subject to the terms of this Agreement, at the option of the Administrative Borrower, the Term Loan (including, without limitation, the PIK Amount relating thereto) or any portion thereof shall be either a Reference Rate Loan or a SOFR Loan. Each portion of the Term Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin, and each portion of the Term Loan that is a SOFR Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Loan until repaid, at a rate per annum equal to the Adjusted Term SOFR for the Interest Period in effect for the Term Loan (or such portion thereof) plus the Applicable Margin; provided that (i) all interest accruing on the Term Loan during the period from December 24, 2019 through and including March 31, 2021 shall be paid by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term Loan, (ii) all interest accruing on the Term Loan during the period from April 1, 2021 through June 30, 2021 at a rate per annum of up to 5.00% may be paid by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term Loan if the Administrative Borrower elects to so capitalize such interest, (iii) all interest accruing on the Term Loan during the period from July 1, 2021 through December 31, 2021 at a rate per annum of up to 4.00% mayshall be paid by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term Loan if the Administrative Borrower elects to so capitalize such interest, (iv) all interest accruing on the Term Loan during the period from September 30, 2021 through March 31, 2022 shall be paid by capitalizing such interest at a rate per annum equal to (A) for each portion of the Term Loan that is a Reference Rate Loan, the Reference Rate plus the Applicable Margin and (B) for each portion of the Term Loan that is a SOFR Loan, the Adjusted Term SOFR plus the Applicable Margin, and, in each case, adding such capitalized interest to the then outstanding principal amount of the Term Loan, and (v) after receipt of the SPAC Prepayment Amount, all interest accruing on the Term Loan after the SPAC Effective Date at a rate per annum of up to 3.50% may be paid by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term Loan if the Administrative Borrower elects to so capitalize such interest; provided that, if the L/C Facility Trigger Date occurs as a result of the occurrence of the L/C Facility Closing Date, then (A) with respect to interest accruing on the Term Loan B and/or any Delayed Draw L/C Loan during the period from June 28, 2024 through and including September 30, 2024, all such interest may be paid by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term Loan B or such Delayed Draw L/C Loan (as applicable) if the Administrative Borrower elects to so capitalize such interest (and for the avoidance of doubt, all interest accruing on the Term Loan A shall be paid in cash), (B) all interest accruing on the Term Loan B and/or any Delayed Draw L/C Loan during the period from October 1, 2024 through and including December 31, 2024 at a rate per annum of up to 4.50% may be paid by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term Loan B or such Delayed Draw

- 82 - 147066427v1 147066427v8 L/C Loan (as applicable) if the Administrative Borrower elects to so capitalize such interest (and for the avoidance of doubt, all interest accruing on the Term Loan A shall be paid in cash), (C) all interest accruing on the Term Loan B and/or any Delayed Draw L/C Loan during the period from January 1, 2025 through and including March 31, 2025 at a rate per annum of up to 2.50% may be paid by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term Loan B or such Delayed Draw L/C Loan if the Administrative Borrower elects to so capitalize such interest (and for the avoidance of doubt, all interest accruing on the Term Loan A shall be paid in cash), and (D) all interest accruing on the Term Loan thereafter shall be paid in cash (it being understood and agreed that, in the case of each of the foregoing clauses (ii) through (v) above and clauses (A) through (C) of the proviso above, such election to so capitalize such interest (1) shall be automatically deemed made on the Effective Date for each interest payment date occurring in the Fiscal Year December 31, 2021 and (2) shall be automatically deemed made on the Amendment No. 21 Effective Date for each interest payment date occurring during the period commencing on the Amendment No. 21 Effective Date through and including March 31, 2025) (and for the avoidance of doubt, all interest accruing on the Term Loan A shall be paid in cash). Any interest to be so capitalized pursuant to this clause (b) shall be capitalized on (x) if a SOFR Loan, the last day of the applicable Interest Period with respect thereto, or (y) if a Reference Rate Loan, the last Business Day of each Fiscal Quarter of the Parent and its Subsidiaries and, in each case, added to the then outstanding principal amount of the Term Loan B or Delayed Draw L/C Loan (as applicable) and, thereafter, shall bear interest as provided hereunder as if it had originally been part of the outstanding principal of the Term Loan B or Delayed Draw L/C Loan (as applicable). (c) Default Interest. To the extent permitted by law and notwithstanding anything to the contrary in this Section, upon the occurrence and during the continuance of an Event of Default, the principal (including the PIK Amount) of, and all accrued and unpaid interest on, all Loans, fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate. (d) Interest Payment. Interest (other than the PIK Amount, which shall be capitalized in accordance with Section 2.04(b)) on each Loan shall be payable (i) in the case of a Reference Rate Loan, quarterly, in arrears, on the last Business Day of each Fiscal Quarter of the Parent and its Subsidiaries, commencing on the last Business Day of the Fiscal Quarter of the Parent and its Subsidiaries in which such Loan is made, (ii) in the case of a SOFR Loan, on the last day of each Interest Period applicable to such Loan and (iii) in the case of each Loan, at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. Each Borrower hereby authorizes the Revolving Agent to, and the Revolving Agent may, from time to time until the Revolving Credit Commitment Termination Date, charge the Loan Account pursuant to Section 4.01 with the amount of any interest payment due hereunder. Notwithstanding the foregoing, during any period when any dividends are payable in cash to the preferred equityholders of the Parent pursuant to the Preferred COD on a monthly basis, interest payable pursuant to clauses (d)(i) and (d)(ii) above shall be payable on the last Business Day of each calendar month. (e) General. All interest and fees shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed. (f) September 30, 2024 Interest. Notwithstanding the foregoing or anything to the contrary herein or in any other Loan Document, for the avoidance of doubt, all of the interest payment that would otherwise be due on September 30, 2024 (other than such portion due to Wingspire) shall be paid on September 30, 2024 by capitalizing such interest and adding such capitalized interest to the then

- 83 - 147066427v1 147066427v8 outstanding principal amount of the applicable portion of the Term Loan (other than the Term Loans held by Wingspire) (and for the avoidance of doubt, all interest accruing on the Term Loan A shall be paid in cash)). Section 2.05 Reduction of Commitments; Prepayment of Loans. (a) Reduction of Commitments. (i) Revolving Credit Commitments. The Total Revolving Credit Commitment shall terminate on the Revolving Credit Commitment Termination Date. The Borrowers may reduce the Total Revolving Credit Commitment to an amount (which may be zero) not less than the greater of (A) $5,000,000 and (B) the sum of (1) the aggregate unpaid principal amount of all Revolving Loans then outstanding, and (2) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under Section 2.02. Each such reduction shall be (x) in an amount which is an integral multiple of $1,000,000 (or by the full amount of the Total Revolving Credit Commitment in effect immediately prior to such reduction if such amount at that time is less than $1,000,000), (y) made by providing not less than 5 Business Days' prior written notice to the Revolving Agent (with a copy of such notice to the Administrative Agent), and (z) irrevocable. Once reduced, the Total Revolving Credit Commitment may not be increased. Each such reduction of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof. (ii) Term Loan. The Total Term Loan Commitment shall be reduced and terminated from time to time in accordance with Section 2.01(b)(ii). The Borrowers may, at any time and from time to time, upon at least 5 Business Days' prior written notice to the Administrative Agent, voluntarily reduce or terminate the remaining Total Term Loan Commitment. (other than the Delayed Draw L/C Loan Commitment for so long as the Amendment No. 22 Letter of Credit is outstanding unless the Borrower provides Letter of Credit Collateralization of the type described in clause (b) thereof with respect to the Amendment No. 22 Letter of Credit). (b) Optional Prepayment. (i) Revolving Loans. The Borrowers may, at any time and from time to time, prepay the principal of any Revolving Loan, in whole or in part by providing written notice to the Revolving Agent (with a copy of such notice to the Administrative Agent) by 12:00 noon (New York City time) one Business Day prior to the date of such prepayment. (ii) Term Loan. The Borrowers may, at any time and from time to time, upon at least 5 Business Days' prior written notice to the Administrative Agent, prepay the principal of the Term Loan, in whole or in part. Each prepayment made pursuant to this Section 2.05(b)(ii) shall be accompanied by the payment of (A) accrued interest to the date of such payment on the amount prepaid (which for the avoidance of doubt, shall not include any PIK Amount) and (B) the Applicable Premium payable in connection with such prepayment of the Term Loan. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity and pro rata to the Term Loan A and Term Loan BLoans. Notwithstanding the foregoing, the Borrowers shall be required to provide prior written notice to the Administrative Agent of any prepayment of the Term LoanLoans to be made with proceeds of the SPAC Restructuring (other than the SPAC Prepayment Amount) (such notice, the “SPAC Prepayment Notice”) and such SPAC Prepayment Notice shall be (1) irrevocable and (2) delivered to the Administrative Agent at least one (1) day (but not less than 24 hours) prior to the proposed SPAC Effective Date.

- 84 - 147066427v1 147066427v8 (iii) Termination of Agreement. The Borrowers may, upon at least 30 days prior written notice to the Agents, terminate this Agreement by (A) paying to the Administrative Agent, in cash, the Obligations (including, without limitation, the Applicable Premium, if any), in full and (B) providing Letter of Credit Collateralization with respect to the Amendment No. 22 Letter of Credit; provided that such notice may provide that it is conditioned upon the consummation of other financing or the consummation of a sale of Equity Interests, in which case, such notice may be revoked or extended by the Borrowers if any such condition is not satisfied prior to the date of termination of this Agreement in such notice. If the Administrative Borrower has sent a notice of termination pursuant to this Section 2.05(b)(iii) which is not conditional, then the Lenders' obligations to extend credit hereunder shall terminate and the Borrowers shall be obligated to repay the Obligations (including, without limitation, the Applicable Premium), in full. (c) Mandatory Prepayment. (i) Contemporaneously with the delivery to the Agents and the Lenders of audited annual financial statements pursuant to Section 7.01(a)(iii), commencing with the delivery to the Agents and the Lenders of the financial statements for the Fiscal Year ended December 31, 2022, or, if such financial statements are not delivered to the Agents and the Lenders on the date such statements are required to be delivered pursuant to Section 7.01(a)(iii), on the date such statements are required to be delivered to the Agents and the Lenders pursuant to Section 7.01(a)(iii), the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to (A) if the Leverage Ratio of the Parent and its Subsidiaries as of the last day of such Fiscal Year is greater than or equal to 2.75 to 1.00, 75% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year or (B) if the Leverage Ratio of the Parent and its Subsidiaries as of the last day of such Fiscal Year is less than 2.75 to 1.00, 50% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year. (ii) Immediately upon any Disposition (excluding Dispositions which qualify as Permitted Dispositions under clauses (a), (b), (c), (d), (e), (f), (g), (h) or (k) of the definition of Permitted Disposition) by any Loan Party or its Subsidiaries, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Agents as a prepayment of the Loans) shall exceed for all such Dispositions $1,500,000 in any Fiscal Year. Nothing contained in this Section 2.05(c)(ii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(ii) (iii) Upon the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness, including, for the avoidance of doubt, CARES Act Indebtedness, CEBA Indebtedness and/or HASCAP Indebtedness), or upon an Equity Issuance (other than any Excluded Equity Issuance and the Amendment No. 2 Equity Contribution), the Borrowers shall prepay the outstanding amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this Section 2.05(c)(iii) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement. (iv) Upon the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrowers shall prepay the outstanding principal of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith to the extent that (A) the aggregate amount of Extraordinary Receipts under clauses (c) (other than with respect to business interruption insurance) or (e) of the definition thereof received by

- 85 - 147066427v1 147066427v8 all Loan Parties and their Subsidiaries (and not paid to the Agents as a prepayment of the Loans) shall exceed $1,500,000 in any Fiscal Year and (B) the aggregate amount of Extraordinary Receipts under clauses (a), (b), (c) (but only with respect to business interruption insurance), (d), (f) or (g) of the definition thereof received by all Loan Parties and their Subsidiaries (and not paid to the Agents as a prepayment of the Loans) shall exceed $5,000,000 over the term of this Agreement. (v) Immediately upon receipt by the Borrowers of the proceeds of any (A) Permitted Cure Equity pursuant to Section 9.02 or (B) Capex Equity Contribution pursuant to Section 7.03(a), the Borrowers shall prepay the outstanding principal of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of such proceeds. (vi) Notwithstanding the foregoing, with respect to Net Cash Proceeds received by any Loan Party or any of its Subsidiaries in connection with a Disposition or the receipt of Extraordinary Receipts consisting of insurance proceeds or condemnation awards that would otherwise be required to be used to prepay the Obligations pursuant to Section 2.05(c)(ii) or Section 2.05(c)(iv), as the case may be, up to $2,500,000 in the aggregate in any Fiscal Year of the Net Cash Proceeds from all such Dispositions and Extraordinary Receipts shall not be required to be so used to prepay the Obligations to the extent that such Net Cash Proceeds are used to replace, repair or restore properties or assets (other than current assets) used in such Person's business, provided that, (A) no Default or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds, (B) the Administrative Borrower delivers a certificate to the Agents within 5 days after such Disposition or loss, destruction or taking, as the case may be, stating that such Net Cash Proceeds shall be used to replace, repair or restore properties or assets used in such Person's business within a period specified in such certificate not to exceed 180 days after the date of receipt of such Net Cash Proceeds (which certificate shall set forth estimates of the Net Cash Proceeds to be so expended), (C) such Net Cash Proceeds are deposited in an account subject to a Control Agreement, and (D) upon the earlier of (1) the expiration of the period specified in the relevant certificate furnished to the Agents pursuant to clause (B) above or (2) the occurrence of a Default or an Event of Default, such Net Cash Proceeds, if not theretofore so used, shall be used to prepay the Obligations in accordance with Section 2.05(c)(ii) or Section 2.05(c)(iv) as applicable. (vii) The Administrative Borrower shall provide written notice to the Agents by 12:00 noon (New York City time) one Business Day prior to each mandatory prepayment hereunder. (d) Application of Payments. Each prepayment pursuant to subsections (c)(i), (c)(ii), (c)(iii), (c)(iv) and (c)(v) above shall be applied as follows: (i) first, to the Term Loans, until paid in full and, (ii) second, to the Revolving Loans (with a corresponding permanent reduction in the Revolving Credit Commitments), until paid in full. Each such prepayment of the Term Loans in clause (i) above shall be applied against the remaining installments of principal of the Term Loans in the inverse order of maturity and on a pro rata basis to Term Loan A and Term Loan BLoans. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, if the Administrative Agent has elected, or has been directed by the Required Lenders, to apply payments in respect of any Obligations in accordance with Section 4.03(b), prepayments required under Section 2.05(c) shall be applied in the manner set forth in Section 4.03(b). (e) Interest and Fees. Any prepayment made pursuant to this Section 2.05 shall be accompanied by (i) accrued interest on the principal amount being prepaid to the date of prepayment, (ii) any Funding Losses payable pursuant to Section 2.08, (iii) the Applicable Premium payable in connection with such prepayment of the Term Loan, and (iv) if such prepayment would reduce the amount of the outstanding Loans to zero at a time when the Total Revolving Credit Commitment has

- 86 - 147066427v1 147066427v8 been terminated, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to Section 2.06. (f) Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05. Section 2.06 Fees. (a) Closing Fee; Amendment Fees. (i) On or prior to the Effective Date, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a nonrefundable closing fee (the “Closing Fee”) equal to $2,200,000, which shall be deemed fully earned when paid. (ii) On the Amendment No. 9 Effective Date, the Borrowers shall pay to the Administrative Agent, for the account of the Amendment No. 9 Term Loan Lenders, in accordance with their Pro Rata Shares, a nonrefundable closing fee (the “Amendment No. 9 Fee”) equal to $300,000, which shall be deemed fully earned when paid. (iii) On the Amendment No. 11 Effective Date, the Borrowers shall pay to the Administrative Agent, for the account of the Term Loan Lenders, in accordance with their Pro Rata Shares, a nonrefundable closing fee (the “Amendment No. 11 Fee”) equal to $1,659,844.26, which shall be deemed fully earned when paid. (iv) The Borrowers shall pay to the Administrative Agent, for the account of the Term Loan Lenders, a nonrefundable closing fee equal to $1,500,000 (the “Amendment No. 12 Fee”), which shall be deemed fully earned on the Amendment No. 12 Effective Date, shall be non-refundable and shall be paid (x) to Wingspire in cash on the Amendment No. 21 Effective Date in the amount of $142,804.62 and (y) shall be paid to the other Term Loan Lenders in cash on the date that is the earliest to occur of (A) the prepayment in full of the Obligations, (B) the Final Maturity Date and (C) the date on which the Obligations are declared due and payable pursuant to the terms of Section 9.01 of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, any other Loan Document or any agreement among the Agents and the Lenders, each of the Lenders acknowledges and agrees that (A) Wingspire shall be entitled to receive $142,804.62 of the Amendment No. 12 Fee and (B) the other Term Loan Lenders (other than Wingspire) shall be entitled to receive, in accordance with their Pro Rata Shares, $1,357,195.38 of the Amendment No. 12 Fee. (v) The Borrowers shall pay to the Administrative Agent, for the account of the Term Loan Lenders, in accordance with their Pro Rata Shares, a nonrefundable closing fee equal to $426,914.39 (the “Amendment No. 13 Fee”), which Amendment No. 13 Fee shall (A) be deemed fully earned and paid on the Amendment No. 13 Effective Date “in-kind” by adding the Amendment No. 13 Fee to the then-outstanding principal amount of the applicable Term Loans and (B) thereafter be treated as if it had originally been part of the outstanding principal amount of thesuch Term Loans. (vi) The Borrowers shall pay to the Administrative Agent, for the account of the Term Loan Lenders, in accordance with their Pro Rata Shares, a nonrefundable closing fee equal to $9,416,496.56 (the “Amendment No. 21 Fee”), which Amendment No. 21 Fee shall (A) be deemed fully earned and paid “in-kind” on the L/C Facility Closing Date by adding the Amendment No. 21 Fee to the then-outstanding principal amount of the applicable Term Loans on such date on a pro rata basis and (B)

- 87 - 147066427v1 147066427v8 thereafter be treated as if it had originally been part of the outstanding principal amount of thesuch Term Loans. (b) Revolving Credit Fees. (i) Unused Revolving Credit Commitment Fee. From and after the Effective Date until the Revolving Credit Commitment Termination Date, the Borrowers shall pay to the RevolvingAdministrative Agent, for the account of the Revolving Loan Lenders in accordance with their Pro Rata Shares, quarterly in arrears on the last Business Day of each Fiscal Quarter of the Parent and its Subsidiaries commencing December 31, 2019, a non-refundable unused commitment fee (the “Unused Revolving Credit Commitment Fee”), which shall accrue at the rate per annum of 1.00% on the excess, if any, of the Total Revolving Credit Commitment over the sum of the average principal amount of all Revolving Loans outstanding from time to time during the preceding Fiscal Quarter and which shall be deemed fully earned when paid. (ii) Revolving Credit Commitment Fee. On the first date on which any Revolving Loan is made after the L/C Facility Closing Date in accordance with the terms hereof, the Borrowers shall pay to the RevolvingAdministrative Agent, for the account of the Revolving Loan Lenders in accordance with their Pro Rata Shares, in immediately available funds, a fee equal to 2.50% of the Total Revolving Credit Commitment on such date, which fee shall be deemed fully earned, non-refundable and payable on the date such Revolving Loan is made. (c) Administration Fee. Commencing with the 2024 Fiscal Year and until the Termination Date, the Borrowers shall pay to the Agents, for the account of the Agents, a non-refundable administration fee (the “Administration Fee”) equal to $26,250 each Fiscal Quarter, which shall be deemed fully earned when paid and which shall be payable quarterly in advance on the first Business Day of each Fiscal Quarter. (d) Applicable Premium. (i) Upon the occurrence of an Applicable Premium Trigger Event, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares (solely in respect of the Term Loans), the Applicable Premium. (ii) Any Applicable Premium payable in accordance with this Section 2.06(d) shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the Applicable Premium Trigger Event and the Loan Parties agree that it is reasonable under the circumstances currently existing. THE LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM IN CONNECTION WITH ANY ACCELERATION. (iii) The Loan Parties expressly agree that: (A) the Applicable Premium is reasonable and is the product of an arm's length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Applicable Premium; (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (E) their agreement to pay the Applicable Premium is a material inducement to Lenders to provide the Commitments and make the Loans, and (F) the Applicable Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Agents and the

- 88 - 147066427v1 147066427v8 Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Agents and the Lenders or profits lost by the Agents and the Lenders as a result of such Applicable Premium Trigger Event. (iv) Nothing contained in this Section 2.06(d) shall permit any prepayment of the Loans or reduction of the Commitments not otherwise permitted by the terms of this Agreement or any other Loan Document. (e) Audit and Collateral Monitoring Fees. The Borrowers acknowledge that pursuant to Section 7.01(f), representatives of the Agents may visit any or all of the Loan Parties and/or conduct audits, inspections, valuations, appraisals or examinations of any or all of the Loan Parties at any time and from time to time. The Borrowers agree to pay (i) $1,500 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, audits, inspections, valuations, appraisals or examinations and (ii) the cost of all visits, audits, inspections, valuations, appraisals or examinations conducted by a third party on behalf of the Agents; provided, that so long as no Event of Default shall have occurred and be continuing, the Borrowers shall not be obligated to reimburse the Agents for more than one such visit, audit, inspection, valuation, appraisal or examination during any calendar year. (f) Refinancing Fee. The Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with a written agreement among the Agents and the Lenders, monthly in arrears on the last Business Day of each fiscal month of the Parent and its Subsidiaries, commencing on April 30, 2024 and ending on July 31, 2024, a non-refundable fee in the amount of 0.50% of the outstanding principal amount of the Term Loans on such date (each such amount, a “Refinancing Fee”), which Refinancing Fee shall be deemed fully earned and payable on April 30, 2024 and on the last Business Day of each fiscal month of the Parent and its Subsidiaries ending thereafter until July 31, 2024. Notwithstanding anything to the contrary contained in this Agreement, any other Loan Document or any agreement among the Agents and the Lenders, each of the Lenders acknowledges and agrees that (i) (A) Wingspire shall be entitled to receive $141,436.84 of the Refinancing Fee due and payable on April 30, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to Wingspire will continue to accrue on and after May 1, 2024 and be due and payable to Wingspire in accordance with this Section 2.06(f)) and (B) the other Term Loan Lenders (other than Wingspire) shall be entitled to receive, in accordance with their Pro Rata Shares, $739,046.48 of the Refinancing Fee due and payable on April 30, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to the other Term Loan Lenders (other than Wingspire) will continue to accrue on and after May 1, 2024 and be due and payable to the other Term Loan Lenders (other than Wingspire) in accordance with this Section 2.06(f)); provided, further, that the Agents and the Lenders consent to (1) the payment by the Loan Parties in an amount of $141,436.84 of the Refinancing Fee that was due and payable on April 30, 2024 to Wingspire to be paid in cash on May 7, 2024 and (2) the deferment by the Loan Parties in an amount of $739,046.48 of the Refinancing Fee due and payable on April 30, 2024 (the “Deferred April Payment”), which Deferred April Payment shall be paid in full on the Amendment No. 21 Effective Date by capitalizing such Deferred April Payment and adding such capitalized amount to the then outstanding principal amount of the Term Loan (other than the Term Loans held by Wingspire) on the Amendment No. 21 Effective Date, (ii) (A) Wingspire shall be entitled to receive $212,155.27 of the Refinancing Fee due and payable on May 31, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to Wingspire will continue to accrue on and after June 1, 2024 and be due and payable to Wingspire in accordance with this Section 2.06(f)) and (B) the other Term Loan Lenders (other than Wingspire) shall be entitled to receive, in accordance with their Pro Rata Shares, $668,328.06 of the Refinancing Fee due and payable on May 31, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to the other Term Loan Lenders (other than Wingspire) will continue to accrue on and after June 1, 2024 and be due and payable to the other Term Loan Lenders (other than Wingspire) in accordance with this Section

- 89 - 147066427v1 147066427v8 2.06(f)); provided, further, that the Agents and the Lenders consent to (1) the payment by the Loan Parties in an amount of $212,155.27 of the Refinancing Fee that was due and payable on May 31, 2024 to Wingspire to be paid in cash on June 3, 2024 and (2) the deferment by the Loan Parties in an amount of $668,328.06 of the Refinancing Fee due and payable on May 31, 2024 (the “Deferred May Payment”), which Deferred May Payment shall be paid in full on the Amendment No. 21 Effective Date by capitalizing such Deferred May Payment and adding such capitalized amount to the then outstanding principal amount of the Term Loan (other than the Term Loans held by Wingspire) on the Amendment No. 21 Effective Date, (iii)(A) Wingspire shall be entitled to receive $279,560.58 of the Refinancing Fee due and payable on June 30, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to Wingspire will continue to accrue on and after July 1, 2024 and be due and payable to Wingspire in accordance with this Section 2.06(f)) and (B) the other Term Loan Lenders (other than Wingspire) shall be entitled to receive, in accordance with their Pro Rata Shares, $607,141.62 of the Refinancing Fee due and payable on June 30, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to the other Term Loan Lenders (other than Wingspire) will continue to accrue on and after July 1, 2024 and be due and payable to the other Term Loan Lenders (other than Wingspire) in accordance with this Section 2.06(f)); provided, further, that the Agents and the Lenders consent to (1) the payment by the Loan Parties in an amount of $279,560.58 of the Refinancing Fee that was due and payable on June 30, 2024 to Wingspire to be paid in cash on June 30, 2024 and (2) the deferment by the Loan Parties in an amount of $607,141.62 of the Refinancing Fee due and payable on June 30, 2024 (the “Deferred June Payment”), which Deferred June Payment shall be paid in full on the Amendment No. 21 Effective Date by capitalizing such Deferred June Payment and adding such capitalized amount to the then outstanding principal amount of the Term Loan (other than the Term Loans held by Wingspire) on the Amendment No. 21 Effective Date, and (iv)(A) Wingspire shall be entitled to receive $279,560.58 of the Refinancing Fee due and payable on July 31, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to Wingspire will continue to accrue on and after August 1, 2024 and be due and payable to Wingspire in accordance with this Section 2.06(f)) and (B) the other Term Loan Lenders (other than Wingspire) shall be entitled to receive, in accordance with their Pro Rata Shares, $607,141.62 of the Refinancing Fee due and payable on July 31, 2024 (and for the avoidance of doubt, the Refinancing Fee payable to the other Term Loan Lenders (other than Wingspire) will continue to accrue on and after August 1, 2024 and be due and payable to the other Term Loan Lenders (other than Wingspire) in accordance with this Section 2.06(f)); provided, further, that the Agents and the Lenders consent to (1) the payment by the Loan Parties in an amount of $279,560.58 of the Refinancing Fee that was due and payable on July 31, 2024 to Wingspire to be paid in cash on July 31, 2024 and (2) the deferment by the Loan Parties in an amount of $607,141.62 of the Refinancing Fee due and payable on July 31, 2024 (the “Deferred July Payment”), which Deferred July Payment shall be waived on the Amendment No. 21 Effective Date, and notwithstanding clause (iv)(B) above, the other Term Loan Lenders (other than Wingspire) shall not be entitled to receive the Deferred July Payment, and such amount shall not continue to accrue or be due, payable or owing to the other Term Loan Lenders (other than Wingspire) pursuant to this Section 2.06(f) or otherwise. (g) Stock Repurchase Exit Fee. The Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a non-refundable fee equal to: (i) if the Stock Repurchase Investment has not been received by the Parent by October 23, 2023, then on October 24, 2023 a non-refundable fee equal to $2,000,000; (ii) if the Stock Repurchase Investment has not been received by the Parent by October 30, 2023, then on October 31, 2023 a non-refundable fee equal to $10,000,000;

- 90 - 147066427v1 147066427v8 (iii) if the Stock Repurchase Investment has not been received by the Parent by November 6, 2023 and each Monday thereafter, then on November 7, 2023 and each Tuesday thereafter (until such Stock Repurchase Investment has been received) a non-refundable fee equal to $1,000,000. Each such amount set forth in clauses (i), (ii) and (iii) above shall constitute, a “Stock Repurchase Exit Fee”, shall be deemed fully earned on, as applicable, October 24, 2023, October 31, 2023, November 7, 2023 and each Tuesday thereafter and shall be paid in cash on the earliest to occur of (A) the prepayment in full of the Obligations, (B) the Final Maturity Date and (C) the date on which the Obligations are declared due and payable pursuant to the terms of Section 9.01 of this Agreement. (h) Exit Fee. The Borrowers shall pay to the Administrative Agent, for the account of the Term Loan Lenders, in accordance with their Pro Rata Shares, a nonrefundable fee equal to 2.50% of the then outstanding principal amount of the Term Loans (the “Exit Fee”), which Exit Fee shall be deemed fully earned on the Amendment No. 21 Effective Date and payable in cash on the date that is the earliest to occur of (i) the prepayment in full of the Obligations, (ii) the Final Maturity Date and (iii) the date on which the Obligations are declared due and payable pursuant to the terms of Section 9.01 of this Agreement. (i) L/C Facility Ticking Fee. The Borrowers shall pay to the Administrative Agent, for the account of the Term Loan Lenders, a nonrefundable fee equal to 1.00% of the then outstanding principal amount of the Term Loans (each, a “L/C Facility Ticking Fee”), which L/C Facility Ticking Fee shall (A) (i) be deemed earned in full, non-refundable and due and payable on the date that is forty-five (45) days after the Amendment No. 21 Effective Date “in-kind” by adding such L/C Facility Ticking Fee to the then outstanding principal amount of the Term Loan B, if the L/C Facility Closing Date has not occurred by such date and (ii) be deemed earned in full, non-refundable and due and payable on the date that is ninety (90) days after the Amendment No. 21 Effective Date “in-kind” by adding such L/C Facility Ticking Fee to the then outstanding principal amount of the Term Loan B, if the L/C Facility Closing Date has not occurred by such date and (B) thereafter be treated as if it had originally been part of the outstanding principal amount of the Term Loan B. (i) Delayed Draw Fees. The Borrowers shall pay to the L/C Issuer for the benefit of the Delayed Draw L/C Loan Lenders in accordance with their Pro Rata Shares, until the Delayed Draw Commitment Termination Date, quarterly in arrears on the last Business Day of each Fiscal Quarter of the Parent and its Subsidiaries commencing September 30, 2024, a non-refundable unused commitment fee (an “Unused Delayed Draw Commitment Fee”), which shall accrue at the rate per annum of 6.00% on the excess, if any, of the Delayed Draw L/C Loan Commitment over the sum of the average principal amount of all Delayed Draw L/C Loans outstanding from time to time during the preceding Fiscal Quarter and which shall be deemed fully earned when paid. Section 2.07 SOFR Option. (a) The Administrative Borrower may, at any time and from time to time, so long as no Default or Event of Default has occurred and is continuing, elect to have interest on all or a portion of the Loans be charged at a rate of interest based upon the Adjusted Term SOFR (the “SOFR Option”) by notifying the Administrative Agent in writing prior to 11:00 a.m. (New York City time) at least 3 Business Days prior to (i) the proposed borrowing date of a Loan (as provided in Section 2.02), (ii) in the case of the conversion of a Reference Rate Loan to a SOFR Loan, the commencement of the proposed Interest Period or (iii) in the case of the continuation of a SOFR Loan as a SOFR Loan, the last day of the

- 91 - 147066427v1 147066427v8 then current Interest Period (the “SOFR Deadline”). Notice of the Administrative Borrower's election of the SOFR Option for a permitted portion of the Loans and an Interest Period pursuant to this Section 2.07(a) shall be made by delivery to the Administrative Agent of (A) a Notice of Borrowing (in the case of the initial making of a Loan) in accordance with Section 2.02 or (B) a SOFR Notice prior to the SOFR Deadline; provided that, election of the SOFR Option with a 3-month Interest Period shall be automatically deemed made for all Loans on each SOFR Deadline for each Interest Period occurring in the Fiscal Years ending December 31, 2020 and December 31, 2021. Promptly upon its receipt of each such SOFR Notice, the Administrative Agent shall notify each of the Lenders thereof. Each SOFR Notice shall be irrevocable and binding on the Borrowers. (b) Interest on SOFR Loans shall be payable in accordance with Section 2.04(d). On the last day of each applicable Interest Period, unless the Administrative Borrower properly have exercised the SOFR Option with respect thereto, the interest rate applicable to such SOFR Loans automatically shall convert to the rate of interest then applicable to Reference Rate Loans of the same type hereunder. If the Administrative Borrower submits a timely SOFR Notice, but fails to specify an Interest Period, the Administrative Borrower shall be deemed to have elected an Interest Period of one month's duration. At any time that a Default or an Event of Default has occurred and is continuing, the Administrative Borrower no longer shall have the option to request that any portion of the Loans bear interest at the Adjusted Term SOFR and the Administrative Agent shall have the right to convert the interest rate on all outstanding SOFR Loans to the rate of interest then applicable to Reference Rate Loans of the same type hereunder prior to the last day of the then current Interest Period. (c) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers (i) shall have not more than 5 SOFR Loans in effect at any given time, and (ii) only may exercise the SOFR Option for SOFR Loans of at least $500,000 and integral multiples of $100,000 in excess thereof. (d) The Borrowers may prepay SOFR Loans at any time; provided, however, that in the event that SOFR Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any mandatory prepayment pursuant to Section 2.05(c) or any application of payments or proceeds of Collateral in accordance with Section 4.03 or Section 4.04 or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, the Borrowers shall indemnify, defend, and hold the Agents and the Lenders and their participants harmless against any and all Funding Losses in accordance with Section 2.08. (e) In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Administrative Borrower, the Revolving Agent and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Anything to the contrary contained herein notwithstanding, neither any Agent nor any Lender, nor any of their participants, is required match fund any Obligation as to which interest accrues at Adjusted Term SOFR or the Term SOFR Reference Rate. (f) Subject to clause (g), if, on or prior to the first day of any Interest Period for any SOFR Loan:

- 92 - 147066427v1 147066427v8 (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or (ii) the Required Term Loan Lenders (with respect to the Term Loans) or the Required Revolving Loan Lenders (with respect to the Revolving Loans) determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Term Loan Lenders (with respect to the Term Loans) or the Required Revolving Loan Lenders (with respect to the Revolving Loans) have provided notice of such determination to the Administrative Agent, the Administrative Agent will promptly so notify the Administrative Borrower, the Revolving Agent and each Lender. Upon notice thereof by the Administrative Agent to the Administrative Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Administrative Borrower to continue SOFR Loans or to convert Reference Rate Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Term Loan Lenders (with respect to the Term Loans) or the Required Revolving Loan Lenders (with respect to the Revolving Loans)) revokes such notice. Upon receipt of such notice, (i) the Administrative Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Administrative Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Reference Rate Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Reference Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Administrative Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.08. Subject to Section 2.07(g), if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Reference Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Reference Rate” until the Administrative Agent revokes such determination. (g) Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Administrative Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to the Revolving Agent and all affected Lenders and the Administrative Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.07(g)(i) will occur prior to the applicable Benchmark Transition Start Date. No swap agreement shall be deemed to be a “Loan Document” for purposes of this Section 2.07(g).

- 93 - 147066427v1 147066427v8 (ii) In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) The Administrative Agent will promptly notify the Administrative Borrower, the Revolving Agent and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.07(g)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.07(g), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.07(g). (iv) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Administrative Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Administrative Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Reference Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Reference Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Reference Rate. Section 2.08 Funding Losses. In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default or any mandatory prepayment required pursuant to Section 2.05(c)), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default), or (c) the failure to borrow, convert, continue

- 94 - 147066427v1 147066427v8 or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrowers shall compensate each Lender for any loss, cost and expense (“Funding Losses”) attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.08 shall be delivered to the Administrative Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. Section 2.09 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made without deduction or withholding for any and all Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of any Withholding Agent) requires the deduction or withholding of any Taxes from or in respect of any such payment, (i) the applicable Withholding Agent shall make such deduction or withholding, (ii) the applicable Withholding Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and (iii) if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased by the amount (an “Additional Amount”) necessary such that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 2.09) the applicable Recipient receives the amount equal to the sum it would have received had no such deduction or withholding been made. (b) In addition, each Loan Party shall pay to the relevant Governmental Authority in accordance with applicable law any Other Taxes, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes by any Secured Party. (c) The Loan Parties hereby jointly and severally indemnify and agree to hold each Secured Party harmless from and against Indemnified Taxes (including, without limitation, Indemnified Taxes imposed on any amounts payable under this Section 2.09) paid or payable by such Secured Party or required to be withheld or deducted from a payment to such Secured Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Indemnified Taxes. A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Secured Party (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of another Secured Party shall be conclusive absent manifest error. (d) As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority pursuant to this Section 2.09, such Loan Party or the Administrative Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times reasonably requested by the Administrative Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Administrative Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Administrative Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Administrative Borrower or

- 95 - 147066427v1 147066427v8 the Administrative Agent as will enable the Administrative Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.09(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event the Borrowers are U.S. Borrowers, (A) any Recipient that is a U.S. Person shall deliver to the Administrative Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Recipient is exempt from U.S. federal backup withholding tax; (B) any Lender that is not a U.S. Person (a “Foreign Lender”) shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 2.09(e)-1 hereto to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Administrative Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.09(e)-2 or Exhibit 2.09(e)-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a

- 96 - 147066427v1 147066427v8 U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.09(e)-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Administrative Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent as may be necessary for the Administrative Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify each Agent in writing of its legal inability to do so. (f) Each Lender shall severally indemnify each Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified such Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 12.07(i) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by such Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the applicable Agent shall be conclusive absent manifest error. Each Lender hereby authorizes each Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by such Agent to the Lender from any other source against any amount due to such Agent under this paragraph (e). (g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.09 (including by the payment of additional amounts pursuant to this Section 2.09), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.09 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid

- 97 - 147066427v1 147066427v8 by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Each Agent agrees to file (or arrange for its administrative services provider to file) IRS Form 1042-S (or similar form as at any relevant time in effect), if applicable, with respect to payments it makes to the Lenders under the Loan Documents. (i) Each party's obligations under this Section 2.09 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 2.10 Increased Costs and Reduced Return. (a) If any Secured Party shall have reasonably determined that any Change in Law shall (i) subject such Secured Party, or any Person controlling such Secured Party to any tax, duty or other charge with respect to this Agreement or any Loan made by such Secured Party (except for (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes), (ii) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit or similar requirement against any Loan or against assets of or held by, or deposits with or for the account of, or credit extended by, such Secured Party or any Person controlling such Secured Party or (iii) impose on such Secured Party or any Person controlling such Secured Party any other condition (other than Taxes) regarding this Agreement or any Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to such Secured Party of making any Loan, or agreeing to make any Loan, or to reduce any amount received or receivable by such Secured Party hereunder, then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased costs or reductions in amount. (b) If any Secured Party shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by such Secured Party or any Person controlling such Secured Party, and such Secured Party determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, such Secured Party's or such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on such Secured Party's or such other controlling Person's capital to a level below that which such Secured Party or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, or any agreement to make Loans, or such Secured Party's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Secured Party's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party from time to time such additional amounts as will compensate such Secured Party for such cost of

- 98 - 147066427v1 147066427v8 maintaining such increased capital or such reduction in the rate of return on such Secured Party's or such other controlling Person's capital. (c) All amounts payable under this Section 2.10 shall bear interest from the date that is 10 days after the date of demand by any Secured Party until payment in full to such Secured Party at the Reference Rate. A certificate of such Secured Party claiming compensation under this Section 2.10, specifying the event herein above described and the nature of such event shall be submitted by such Secured Party to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Secured Party's reasons for invoking the provisions of this Section 2.10, and shall be final and conclusive absent manifest error. (d) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.10 shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.10 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Administrative Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) The obligations of the Loan Parties under this Section 2.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 2.11 Changes in Law; Impracticability or Illegality. (a) Adjusted Term SOFR may be adjusted by the Administrative Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), which additional or increased costs would increase the cost of funding loans bearing interest at Adjusted Term SOFR. In any such event, the affected Lender shall give the Administrative Borrower and the Administrative Agent notice of such a determination and adjustment and the Administrative Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, the Administrative Borrower may, by notice to such affected Lender (i) require such Lender to furnish to the Administrative Borrower a statement setting forth the basis for adjusting such Adjusted Term SOFR and the method for determining the amount of such adjustment, or (ii) repay the SOFR Loans with respect to which such adjustment is made (together with any amounts due under Section 2.09). (b) If any Lender determines that any Requirement of Law applicable to such Lender has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, upon notice thereof by such Lender to the Administrative Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make SOFR Loans, and any right of the Borrowers to continue SOFR Loans or to convert Reference Rate Loans to SOFR Loans, shall be suspended, and (b) the interest rate on which Reference Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the

- 99 - 147066427v1 147066427v8 definition of “Reference Rate”, in each case until each affected Lender notifies the Administrative Agent and the Administrative Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Reference Rate Loans (the interest rate on which Reference Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Reference Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day, in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.08. (c) The obligations of the Loan Parties under this Section 2.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 2.12 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requires the Borrowers to pay any Additional Amounts under Section 2.09 or requests compensation under Section 2.10, then such Lender shall (at the request of the Administrative Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to such Section in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requires the Borrowers to pay any Additional Amounts under Section 2.09 or requests compensation under Section 2.10 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with clause (a) above, or if any Lender is a Defaulting Lender, then the Administrative Borrower may, at its sole expense and effort, upon notice to such Lender and the Agents, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.07), all of its interests, rights and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrowers shall have paid to the Agents any assignment fees specified in Section 12.07; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.08 and Section 2.09) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

- 100 - 147066427v1 147066427v8 (iii) in the case of any such assignment resulting from payments required to be made pursuant to Section 2.09 or a claim for compensation under Section 2.10, such assignment will result in a reduction in such compensation or payments thereafter; and (iv) such assignment does not conflict with applicable law. Prior to the effective date of such assignment, the assigning Lender shall execute and deliver an Assignment and Acceptance, subject only to the conditions set forth above. If the assigning Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such assignment, the assigning Lender shall be deemed to have executed and delivered such Assignment and Acceptance. Any such assignment shall be made in accordance with the terms of Section 12.07. (c) A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Administrative Borrower to require such assignment and delegation cease to apply. Section 2.13 Incremental Term Loan. (a) At any time during the period from the Amendment No. 9 Effective Date until the date that is the twelve (12) month anniversary of the Amendment No. 9 Effective Date, at the option of the Borrowers (but subject to the conditions set forth in clause (b) below), the Total Term Loan A Commitments may be increased by an aggregate amount not to exceed $20,000,000 (such increase, the “Incremental Term Loan A Commitments”). The Administrative Agent shall invite each Term Loan A Lender to increase its Term Loan A Commitment (it being understood that no Term Loan A Lender shall be obligated to increase its Term Loan A Commitment) in connection with the proposed Incremental Term Loan A Commitments, and if sufficient Lenders do not agree to increase their Term Loan A Commitments in connection with such proposed Incremental Term Loan A Commitments, then the Term Loan A Commitments shall be increased only by the amount of Incremental Term Loan A Commitments agreed to by the Term Loan A Lenders (if any). The aggregate Incremental Term Loan A Commitments shall be in an amount of at least $5,000,000 and integral multiples of $5,000,000 in excess thereof. In no event may the Total Term Loan A Commitment be increased pursuant to this Section 2.13 on more than one occasion. (b) Each of the following shall be conditions precedent to the Incremental Term Loan A Commitments and the making of the additional portion of the Term Loan A (the “Incremental Term Loan A”) in connection therewith (it being understood that no Term Loan A Lender shall be obligated to increase its Term Loan A Commitment notwithstanding the satisfaction of the following conditions precedent): (i) the Administrative Agent shall have obtained the commitment of one or more Term Loan A Lenders to provide the Incremental Term Loan A Commitments and any such Term Loan A Lenders, each Loan Party and each Agent shall have signed a joinder agreement to this Agreement (an “Incremental Joinder”), in form and substance reasonably satisfactory to the Agents; (ii) each of the conditions precedent set forth in Section 5.02 shall have been satisfied prior to the making of the Incremental Term Loan A; (iii) the proceeds of the Incremental Term Loan A shall be used solely to fund Permitted Acquisitions; and

- 101 - 147066427v1 147066427v8 (iv) the Borrowers shall pay to the Administrative Agent for the benefit of the Lenders providing the Incremental Term Loan A, a non-refundable closing fee equal to the amount of 2.00% of the amount of each Incremental Term Loan A, with each such fee being fully earned and due and payable to the Administrative Agent on the date that each such Incremental Term Loan A is made. (c) Any Incremental Joinder may, with the consent of the Agents, the Administrative Borrower and the Term Loan A Lenders agreeing to the proposed Incremental Term Loan A Commitments, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate to effectuate the provisions of this Section 2.13. (d) Unless otherwise specifically provided herein, (i) all references in this Agreement and any other Loan Document to the Term Loan A and Term Loans shall be deemed, unless the context otherwise requires, to include the Incremental Term Loan A made pursuant to the Incremental Term Loan A Commitments pursuant to this Section 2.13. (e) The Incremental Term Loan A (and all interest, fees and other amounts payable thereon) (i) shall be Term Loans under this Agreement and the other Loan Documents, (ii) shall be on the same terms as the initial Term Loans (including, without limitation, the Applicable Margin, Applicable Premium and Final Maturity Date applicable to such initial Term Loans) and (iii) shall share ratably in the right of repayment and prepayment with the initial Term Loans pursuant to Section 2.03 and Section 2.05. (f) The Incremental Term Loan A Commitments and Incremental Term Loan A established pursuant to this Section 2.13 shall constitute a Term Loan Commitment and a Term Loan under, and shall be entitled to all the benefits afforded by this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected under the Code or otherwise after giving effect to the establishment of the Incremental Term Loan A Commitments and the Incremental Term Loan A. Section 2.14 Delayed Draw L/C Loans. (a) If the L/C Issuer is obligated to advance funds under the L/C Facility, the L/C Issuer shall give prompt written notice thereof to the Administrative Agent, the Administrative Borrower and each Delayed Draw L/C Loan Lender. Thereafter, such L/C Disbursement immediately and automatically shall be deemed to be a Delayed Draw L/C Loan hereunder which shall initially bear interest at the rate then applicable to Term Loans that are Reference Rate Loans under Section 2.04(b). (b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.14(a), each Lender with a Delayed Draw L/C Loan Commitment agrees to fund to the L/C Issuer (to the L/C Issuer Account) its Pro Rata Share of any Delayed Draw L/C Loan deemed made pursuant to the foregoing subsection on the same terms and conditions as if the Borrowers had requested such Delayed Draw L/C Loan. Each Delayed Draw L/C Loan Lender hereby absolutely and unconditionally agrees to pay to the L/C Issuer such Lender’s Pro Rata Share of each L/C Disbursement made by the L/C Issuer. Each Delayed Draw L/C Loan Lender acknowledges and agrees that its obligation to pay to the L/C Issuer, an amount equal to its respective Pro Rata Share pursuant to this Section 2.14(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 5.02 hereof. If any Delayed Draw L/C Loan Lender fails to make available to the L/C Issuer the amount of such Delayed Draw L/C Loan Lender’s Pro Rata Share of any payments made by the L/C Issuer in respect of such

- 102 - 147066427v1 147066427v8 Letter of Credit as provided in this Section, the L/C Issuer shall be entitled to recover such amount on demand from such Delayed Draw L/C Loan Lender together with interest thereon at the Federal Funds Rate until paid in full. (c) Anything to the contrary contained herein notwithstanding the Delayed Draw L/C Loan Commitments shall terminate on the Delayed Draw Commitment Termination Date (unless earlier terminated in accordance with the terms of this Agreement), and no Delayed Draw L/C Loans shall be made (or deemed made) at any time thereafter. (d) Borrowers’ Obligations. (i) Each Borrower hereby agrees to indemnify, save, defend, and hold the L/C Issuer and each Delayed Draw L/C Loan Lender harmless from any loss, cost, expense, or liability, and reasonable attorneys’ fees incurred by such Persons arising out of or in connection with the L/C Facility; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the L/C Issuer, any Delayed Draw L/C Loan Lender or the Underlying Issuer. Each Borrower agrees to be bound by the Underlying Issuer’s regulations and interpretations of the Amendment No. 22 Letter of Credit or by the L/C Issuer’s interpretations of the Amendment No. 22 Letter of Credit, even though this interpretation may be different from such Borrower’s own, and each Borrower understands and agrees that neither the L/C Issuer nor any Delayed Draw L/C Loan Lender shall be liable for any error, negligence, or mistake, whether of omission or commission, in following each Borrower’s instructions or those contained in the Amendment No. 22 Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Undertakings may require the L/C Issuer to reimburse or indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by any Person against such Underlying Issuer. Each Borrower hereby agrees to indemnify, save, defend, and hold the L/C Issuer and the Delayed Draw L/C Loan Lenders harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the L/C Issuer and/or any Delayed Draw L/C Loan Lender under any L/C Undertaking as a result of the L/C Issuer’s or any Delayed Draw L/C Loan Lender’s indemnification of any Underlying Issuer; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the L/C Issuer, any Delayed Draw L/C Loan Lender or the Underlying Issuer. (ii) Without limiting clause (i) above, each Borrower hereby agrees that if the L/C Issuer is obligated to advance funds under the L/C Facility, and the Delayed Draw L/C Loans are not available for any reason to reimburse the L/C Issuer for such L/C Disbursement, the Borrowers shall immediately upon demand reimburse the L/C Issuer for such L/C Disbursement. (iii) The Borrowers’ reimbursement and payment obligations under this Section 2.14(d) are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever. (e) Each Borrower hereby authorizes and directs any Underlying Issuer to deliver to the L/C Issuer all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to the Amendment No. 22 Letter of Credit and to accept and rely upon the L/C Issuer’s instructions with respect to all matters arising in connection with the Amendment No. 22 Letter of Credit and the related application. (g) The Borrowers shall pay to the L/C Issuer to the L/C Issuer’s Account in cash a non-refundable Letter of Credit Usage fee (the “Letter of Credit Fee”) (which fee shall be in addition to

- 103 - 147066427v1 147066427v8 charges, commissions, fees, costs and expenses set forth in Section 2.14(h)) that shall accrue at a rate equal to 2.60% per annum times the average amount of the Letter of Credit Usage during the immediately preceding quarter (or portion thereof), which Letter of Credit Fee shall be earned in full and due and payable on the first Business Day of each fiscal quarter. (h) Any and all charges, commissions, fees (including any fronting fees), costs and expenses incurred by the L/C Issuer relating to the Amendment No. 22 Letter of Credit shall be Obligations for purposes of this Agreement and immediately shall be reimbursable by Borrowers to the L/C Issuer to the L/C Issuer’s Account in cash upon written notice thereof by the L/C Issuer to the Borrowers. (i) The provisions of this Section 2.14 shall survive the termination of this Agreement and the repayment in full of the Obligations if the Amendment No. 22 Letter of Credit remains outstanding. ARTICLE III [INTENTIONALLY OMITTED] ARTICLE IV APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS Section 4.01 Payments; Computations and Statements. (a) The Borrowers will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent's Account or the Revolving Agent’s Account, as applicable. All payments received by the Administrative Agent or the Revolving Agent after 12:00 noon (New York City time) on any Business Day may, at the Administrative Agent’s or the Revolving Agent’s discretion, be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without set-off, counterclaim, recoupment, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.02, after receipt, the Administrative Agent (with respect to the Term Loans) and the Revolving Agent (with respect to the Revolving Loans) will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided, that the Administrative Agent will cause to be distributed all interest and fees received from or for the account of the Borrowers not less than once each month and in any event promptly after receipt thereof. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent (with respect to the Term Loans) and the Revolving Agent (with respect to the Revolving Loans) on the basis of a year of 360 days for the actual number of days. Each determination by the Administrative Agent (with respect to the Term Loans) or the Revolving Agent (with respect to the Revolving Loans) of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

- 104 - 147066427v1 147066427v8 (b) The Administrative Agent (with respect to the Term Loans) and the Revolving Agent (with respect to the Revolving Loans) shall provide the Administrative Borrower (and, in the case of the Administrative Agent, with a copy to the Revolving Agent, and in the case of the Revolving Agent, with a copy to the Administrative Agent), on or about the end of each calendar month for which there was activity with respect to the Loan Account, a summary statement (in the form from time to time used by the applicable Agent) of the opening and closing daily balances in the applicable Loan Account of the Borrowers during such month, the amounts and dates of all Loans made to the Borrowers during such month, the amounts and dates of all payments on account of the Loans to the Borrowers during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrowers during such month, and the amount and nature of any charges to the Loan Accounts made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall be presumed to be correct and, 30 days after the same is sent, shall be final and conclusive absent manifest error. Section 4.02 Sharing of Payments. Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender and any payment of an amendment, consent or waiver fee to consenting Lenders pursuant to an effective amendment, consent or waiver with respect to this Agreement), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. Section 4.03 Apportionment of Payments. Subject to Section 2.02 hereof: (a) All payments of principal and interest in respect of outstanding Loans, all payments of fees and all other payments in respect of any other Obligations, shall be allocated by the Agents among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans, as designated by the Person making payment when the payment is made. (b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders (or upon the acceleration of the Obligations in accordance with Section 9.01 or the occurrence of an Event of Default under Section 9.01(a) on the Final Maturity Date) shall, apply all payments in respect of any Obligations, including without limitation, all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees (other than any Stock Repurchase Exit Fee), expense

- 105 - 147066427v1 147066427v8 reimbursements, indemnities and other amounts then due and payable to the Agents until paid in full; (ii) second, to pay interest then due and payable in respect of the Agent Advances until paid in full; (iii) third, to pay principal of the Agent Advances until paid in full; (iv) fourth, ratably to pay the Revolving Loan Obligations in respect of any fees (other than any Applicable Premium or any Stock Repurchase Exit Fee), expense reimbursements, indemnities and other amounts then due and payable to the Revolving Loan Lenders until paid in full; (v) fifth, ratably to pay interest then due and payable in respect of the Revolving Loans until paid in full; (vi) sixth, ratably to pay principal of the Revolving Loans until paid in full; (vii) seventh, ratably to pay the Term Loan Obligations in respect of any fees (other than any Applicable Premium or any Stock Repurchase Exit Fee), expense reimbursements, indemnities and other amounts then due and payable to the Term Loan Lenders until paid in full; (viii) eighth, ratably to pay interest then due and payable in respect of the Term Loan until paid in full; (ix) ninth, ratably to pay principal of the Term Loan (including the PIK Amount) until paid in full; (x) tenth, ratably to pay any Stock Repurchase Exist Fee owing to the Revolving Loan Lenders and the Term Loan Lenders until paid in full; (xi) eleventh, ratably to pay the Obligations in respect of any Applicable Premium then due and payable to the Lenders until paid in full; and (xii) twelfth, to the ratable payment of all other Obligations then due and payable until paid in full. (c) For purposes of Section 4.03(b) (other than clause (xi) thereof), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for the purposes of clause (xi), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. (d) In the event of a direct conflict between the priority provisions of this Section 4.03 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of Section 4.03 shall control and govern. Section 4.04 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (a) Such Defaulting Lender's right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.02. (b) The Administrative Agent and the Revolving Agent shall not be obligated to transfer to such Defaulting Lender any payments made by any Borrower to the Administrative Agent or the Revolving Agent for such Defaulting Lender's benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent or the Revolving Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender's Loans were funded by the other Lenders) or, if so directed by the Administrative Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender's

- 106 - 147066427v1 147066427v8 Loans were not funded by the other Lenders), retain the same to be re-advanced to the Borrowers as if such Defaulting Lender had made such Loans to the Borrowers. Subject to the foregoing, the Administrative Agent and the Revolving Agent may hold and, in its discretion, re-lend to the Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by the Administrative Agent or the Revolving Agent for the account of such Defaulting Lender. (c) Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle the Borrowers to replace the Defaulting Lender with one or more substitute Lenders, and the Defaulting Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Defaulting Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. Prior to the effective date of such replacement, the Defaulting Lender shall execute and deliver an Assignment and Acceptance, subject only to the Defaulting Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Defaulting Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Defaulting Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Defaulting Lender shall be made in accordance with the terms of Section 12.07. (d) The operation of this Section shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to the Agents or to the Lenders other than such Defaulting Lender. (e) This Section shall remain effective with respect to such Lender until either (i) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (ii) the non-Defaulting Lenders, the Agents, and the Borrowers shall have waived such Defaulting Lender's default in writing, and the Defaulting Lender makes its Pro Rata Share of the applicable defaulted Loans and pays to the applicable Agent all amounts owing by such Defaulting Lender in respect thereof; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender's having been a Defaulting Lender. Section 4.05 Administrative Borrower; Joint and Several Liability of the Borrowers. (a) Each Borrower hereby irrevocably appoints Mondee as the borrowing agent and attorney-in-fact for the Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Agents shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide to the Agents and receive from the Agents all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Accounts and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agents nor the Lenders shall incur liability to the

- 107 - 147066427v1 147066427v8 Borrowers as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Accounts and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. (b) Each Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agents and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.05), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.05 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers, enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever. (c) The provisions of this Section 4.05 are made for the benefit of the Agents, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agents, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 4.05 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. (d) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agents or the Lenders with respect to any of the Obligations or any Collateral, until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agents or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations. ARTICLE V CONDITIONS TO LOANS Section 5.01 Conditions Precedent to Effectiveness. This Agreement shall become effective as of the Business Day (the “Effective Date”) when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Administrative Agent:

- 108 - 147066427v1 147066427v8 (a) Payment of Fees, Etc. The Borrowers shall have paid on or before the Effective Date all fees, costs, expenses and taxes then payable pursuant to Section 2.06 and Section 12.04. (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms. (c) Legality. The making of the initial Loans shall not contravene any law, rule or regulation applicable to any Secured Party. (d) Delivery of Documents. The Administrative Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Administrative Agent and, unless indicated otherwise, dated the Effective Date and, if applicable, duly executed by the Persons party thereto: (i) each Security Agreement (including the Canadian Security Agreement), together with the original stock certificates representing all of the Equity Interests and all promissory notes required to be pledged thereunder, accompanied by undated stock powers executed in blank and other proper instruments of transfer; (ii) a UCC Filing Authorization Letter, together with evidence satisfactory to the Administrative Agent of the filing of appropriate financing statements on Form UCC 1 and each applicable PPSA form or other applicable filings in respect of the Canadian Collateral, in each case, in such office or offices as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests purported to be created by each Security Agreement and each Mortgage; (iii) the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens); (iv) a Perfection Certificate; (v) the Disbursement Letter; (vi) the Intercompany Subordination Agreement; (vii) the Falcon Acquisition Collateral Assignment;

- 109 - 147066427v1 147066427v8 (viii) with respect to each Facility owned by a Loan Party and each leasehold facility either requiring the payment of annual rent exceeding in the aggregate $1,000,000 or which is listed in Schedule III of the Security Agreement as a chief executive office, each of the Real Property Deliverables; (ix) a certificate of an Authorized Officer of each Loan Party, certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, and (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of a Borrower, including, without limitation, Notices of Borrowing, SOFR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers; (x) a certificate of the chief financial officer of the Parent attaching a copy of the Financial Statements and the Projections described in Section 6.01(g)(ii) hereof and certifying as to the compliance with the representations and warranties set forth in Section 6.01(g)(i) and Section 6.01(bb)(ii); (xi) a certificate of the chief financial officer of the Parent and Mondee, certifying as to the solvency of each Loan Party (after giving effect to the Loans made on the Effective Date) and as to the matters set forth in Section 5.01(b); (xii) a certificate of the appropriate official(s) of the jurisdiction of organization and, except to the extent such failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each jurisdiction of foreign qualification of each Loan Party certifying as of a recent date not more than 30 days prior to the Effective Date as to the subsistence in good standing of such Loan Party in such jurisdictions, together with written confirmation (where available) on the Effective Date from such official(s) as to such matters; (xiii) a certificate of an Authorized Officer of the Administrative Borrower certifying that (A) the attached copies of (1) the Falcon Acquisition Documents and (2) the other Material Contracts as in effect on the Effective Date are true, complete and correct copies thereof and (B) such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements; (xiv) an opinion of Pillsbury Winthrop Shaw Pittman LLP, counsel to the Loan Parties, and an opinion of local counsel reasonably acceptable to the Administrative Agent in each applicable jurisdiction of the Loan Parties, in each case, as to such matters as the Administrative Agent may reasonably request;

- 110 - 147066427v1 147066427v8 (xv) evidence of the payment in full of all Indebtedness under the Existing Credit Facilities, together with (A) a termination and release agreement with respect to the Existing Credit Facilities and all related documents, duly executed by the Loan Parties and the Existing Lenders, (B) a satisfaction of mortgage for each mortgage filed by the Existing Lender on each Facility (if any), (C) a termination of security interest in Intellectual Property for each assignment for security recorded by the Existing Lenders at the United States Patent and Trademark Office or the United States Copyright Office or the Canadian Intellectual Property Office and covering any intellectual property of the Loan Parties, and (D) UCC 3 termination statements for all UCC-1 financing statements and other applicable termination statements in applicable jurisdictions, in each case, filed by the Existing Lenders and covering any portion of the Collateral; (xvi) [reserved]; and (xvii) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Administrative Agent in form and substance, as the Administrative Agent may reasonably request. (e) Material Adverse Effect. The Administrative Agent shall have determined that no event or development shall have occurred since December 31, 2018 which could reasonably be expected to have a Material Adverse Effect. (f) KYC. The Administrative Agent and the Lenders shall have each received (to the extent requested at least 5 Business Days prior to the Effective Date), at least 2 Business Days in advance of the Effective Date, (i) a W-9 and all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and (ii) a Beneficial Ownership Certification with respect to any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation. (g) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect. (h) No Litigation. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation), pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the making of the Loans or (ii) could reasonably be expected to have a Material Adverse Effect. (i) Proceedings; Receipt of Documents. All proceedings in connection with the making of the initial Loans and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Administrative Agent or such counsel may reasonably request. (j) Consummation of Falcon Acquisition. Prior to the Effective Date, (i) Mondee shall have purchased pursuant to the Falcon Acquisition Documents (no provision of which shall have been amended or otherwise modified or waived without the prior written consent of the Administrative Agent), and shall have become the owner, free and clear of all Liens other than Permitted Liens, of all of

- 111 - 147066427v1 147066427v8 the Falcon Acquisition Assets and (ii) each of the parties to the Falcon Acquisition Documents shall have fully performed all of the obligations to be performed by it under the Falcon Acquisition Documents. (k) Indebtedness, Consolidated EBITDA and Liquidity. The Administrative Agent shall have received a certificate of an Authorized Officer of the Administrative Borrower certifying that (i) the Leverage Ratio of the Parent and its Subsidiaries (calculated on a pro forma basis to give effect to all Loans made on the Effective Date and using the Consolidated EBITDA of the Parent and its Subsidiaries measured for the 12 month period ending October 31, 2019) is not greater than 3.80 to 1.00, (ii) the Consolidated EBITDA of the Parent and its Subsidiaries for the 12 month period ending October 31, 2019 is not less than $25,000,000, and (iii) Liquidity (calculated on a pro forma basis to give effect to all Loans made on the Effective Date and the payment of all fees, costs and expenses incurred in connection with the transactions contemplated hereby) is not less than $20,000,000, which certificate shall be accompanied or preceded by reasonably detailed calculations of the foregoing amounts. (l) Notice of Borrowing. The Administrative Agent shall receive a duly executed Notice of Borrowing pursuant to Section 2.02 hereof. Section 5.02 Conditions Precedent to All Loans. The obligation of any Agent or any Lender to make any Loan after the Effective Date is subject to the fulfillment, in a manner satisfactory to the Agents, of each of the following conditions precedent: (a) Payment of Fees, Etc. The Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers pursuant to this Agreement and the other Loan Documents, including, without limitation, Section 2.06 and Section 12.04 hereof. (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct, and the submission by the Administrative Borrower to the Agents of a Notice of Borrowing with respect to each such Loan, and the Borrowers' acceptance of the proceeds of such Loan, shall each be deemed to be a representation and warranty by each Loan Party on the date of such Loan that: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the date of such Loan are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), (ii) at the time of and after giving effect to the making of such Loan and the application of the proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made on such date and (iii) the conditions set forth in this Section 5.02 have been satisfied as of the date of such request. (c) Notice of Borrowing. The applicable Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof (and, in the case of ; provided that from and after the L/C Facility Closing Date (i) $7,500,000 of the Revolving Credit Commitments shall be committed and the Revolving Loan Lenders may not refuse to honor any Notice of Borrowing for Revolving Loans with respect to a Revolving Loan,such portion of the commitment unless the conditions set forth in this Section 5.02 are not satisfied or waived by the Revolving Agent shall have approved (in its sole discretion) the fundingand the Revolving Loan Lenders, and (ii) $7,500,000 of such Revolving Loan), provided that Revolving Loans shall be subject to Section 7 of Amendment No. 11.Credit Commitment shall be uncommitted and discretionary in nature such that the Revolving Loan Lenders

- 112 - 147066427v1 147066427v8 may in their sole discretion honor or refuse to honor any Notice of Borrowing for Revolving Loans to the extent such borrowing would result in the aggregate outstanding principal amount of all Revolving Loans being greater than $7,500,000. (d) Officer's Certificate. (i) With respect to any Incremental Term Loan A, the applicable Agent shall have received a certificate of an Authorized Officer of the Administrative Borrower (i) certifying that (A) the Loan Parties are in compliance with the financial covenants set forth in Section 7.03 on a pro forma basis as of the last day of the last Fiscal Quarter for which financial statements of the Parent and its Subsidiaries have been delivered under Section 7.01(a)(ii) after giving effect to such Loan (as if such Loan were made on the first day of such period) and after the funding of such Incremental Term Loan A, (B) on a pro forma basis, the Consolidated EBITDA of the Parent and its Subsidiaries for the 12 month period ending on the last day of the month immediately preceding the funding date of such Incremental Term Loan A is not less than $25,000,000 and (C) Qualified Cash (minus the aggregate amount of all trade payables or other accounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables) (calculated on a pro forma basis to give effect to such Incremental Term Loan A and the payment of all fees incurred in connection therewith) is not less than $25,000,000, and (ii) attaching reasonably detailed calculations evidencing compliance by the Borrowers with the certifications set forth in clauses (i)(A), (i)(B) and (i)(C) above. (ii) With respect to any Revolving Loans , the Revolving Agent shall have received a certificate of an Authorized Officer of the Administrative Borrower (A) certifying that (1) the Term Loan A Lenders have received the Term Loan A Payment # 2, (2) the Loan Parties are in compliance with the financial covenants set forth in Section 7.03, on a pro forma basis, as of the last day of the last Fiscal Quarter for which financial statements of the Parent and its Subsidiaries have been delivered (or were required to have been delivered) under Section 7.01(a)(ii) after giving effect to such Loan (as if such Loan were made on the first day of such period), (3) the Consolidated EBITDA of the Parent and its Subsidiaries for the 12 month period ending on the last day of the month immediately preceding the funding date of such Revolving Loan is not, on a pro forma basis, less than $40,000,000, and (4) as of the last day of the 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries most recently ended for which financial statements of the Parent and its Subsidiaries have been delivered (or were required to have been delivered) under Section 7.01(a)(ii), the Revolving Fixed Charge Coverage Ratio of the Parent and its Subsidiaries shall not, on a pro forma basis, be less than 1.05 to 1.00 after giving effect to such Loan (as if such Loan were made on the first day of such period); and (B) attaching reasonably detailed calculations evidencing compliance by the Borrowers with the certifications set forth in clauses (A)(2), (A)(3) and (A)(4) above. (e) Term Loan A Payments. The Term Loan A Lenders shall have received the Term Loan A Payments. (ii) [Reserved]. (e) [Reserved]. (f) Legality. The making of such Loan shall not contravene any law, rule or regulation applicable to any Secured Party. (g) Proceedings; Receipt of Documents. All proceedings in connection with the making of such Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to each Agent and its

- 113 - 147066427v1 147066427v8 counsel, and such Agent and such counsel shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to such Agent, as such Agent may reasonably request. Notwithstanding the foregoing, (i) the obligations of the Amendment No. 21 Term Loan Lenders to fund the Amendment No. 21 Term Loans shall not be subject to the fulfillment of the conditions precedent set forth above in this Section 5.02 or any other conditions precedent other than (A) in the case of the Amendment No. 21 Term Loan #1, the occurrence of the Amendment No. 21 Effective Date and (B) in the case of the Amendment No. 21 Term Loan #2, (1) evidence satisfactory to the Agents of the filing (with the Secretary of State of the State of Delaware) and effectiveness of the Preferred COD (in the form delivered to the Agents and the Lenders on the Amendment No. 21 Effective Date), (2) the occurrence of the L/C Facility Closing Date and (3) no Event of Default shall have occurred and be continuing under Section 9.01(c) as a result of the failure of any Loan Party to comply with any term or provision under Section 7.02 as of the date such Loan is to be made, (ii) the Amendment No. 21 Term Loan #1 shall be automatically drawn and funded upon the Amendment No. 21 Effective Date and (iii) subject to subclause (i)(B) above, the Amendment No. 21 Term Loan #2 shall be automatically drawn and funded upon the L/C Facility Closing Date. The Amendment No. 21 Term Loan #2, when made, shall be a SOFR Loan with an Interest Period ending on the same date as the then outstanding Term Loan B on the L/C Facility Closing Date. Further notwithstanding the foregoing, the obligations of the Delayed Draw L/C Loan Lenders to fund the Delayed Draw L/C Loans shall not be subject to the fulfillment of the conditions precedent set forth above in this Section 5.02 or any other conditions precedent other than the making of an L/C Disbursement by the L/C Issuer. Section 5.03 Conditions Subsequent to Effectiveness. As an accommodation to the Loan Parties, the Administrative Agent and the Lenders have agreed to execute this Agreement and to make the Loans on the Effective Date notwithstanding the failure by the Loan Parties to satisfy the conditions set forth below on or before the Effective Date. In consideration of such accommodation, the Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement and the other Loan Documents, including, without limitation, those conditions set forth in Section 5.01, the Loan Parties shall satisfy each of the conditions subsequent set forth below on or before the date applicable thereto (it being understood that (i) the failure by the Loan Parties to perform or cause to be performed any such condition subsequent on or before the date applicable thereto shall constitute an Event of Default and (ii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Agreement or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to this Section 5.03): (a) Within 10 Business Days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence of the insurance coverage required by Section 7.01(h) and the terms of each Security Agreement and each Mortgage and such other insurance coverage with respect to the business and operations of the Loan Parties as the Administrative Agent may reasonably request, in each case, where requested by the Administrative Agent, with such endorsements as to the named insureds or loss payees thereunder as the Administrative Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Administrative Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Administrative Agent may request;

- 114 - 147066427v1 147066427v8 (b) (i) Within 20 days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence that the Liens listed as items 4, 5 and 6 on Schedule 7.02(a) have been discharged in full and (ii) within 60 days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a signed acknowledgment, in form and substance reasonably satisfactory to the Administrative Agent, from the Royal Bank of Canada with respect to the Liens listed as items 2 and 3 on Schedule 7.02(a); (c) Within 30 days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a certificate of the appropriate official(s) of the State of New York certifying as of a recent date as to the subsistence in good standing of Hari-World Travel Group, Inc. and C & H TRAVEL & TOURS, INC. in such jurisdiction; (d) Within 90 days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a landlord waiver, in form and substance satisfactory to the Administrative Agent and which may be included as a provision contained in the relevant Lease, executed by each landlord with respect to each of the Leases in respect of a Facility requiring the payment of annual rent exceeding in the aggregate $1,000,000 or set forth on Schedule III to the Security Agreement as a chief executive office; (e) Within 30 days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a collateral access agreement, in form and substance satisfactory to the Administrative Agent, executed by each Person who possesses Inventory of any Loan Party; (f) Within 90 days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received all Control Agreements that, in the reasonable judgment of the Administrative Agent, are required for the Loan Parties to comply with the Loan Documents, each duly executed by, in addition to the applicable Loan Party, the applicable financial institution; (g) Within 60 days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence that Avanti Management, Inc. and Avia Travel Services Ltd. shall have been dissolved and, in each case, that their assets have been transferred to a Loan Party; (h) By no later than June 30, 2022 (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence that Metaminds has become a wholly-owned Subsidiary of the Parent and, unless such Subsidiary constitutes an Immaterial Foreign Subsidiary, has been joined as a Loan Party pursuant to Section 7.01(b); provided that, Metaminds shall not be required to become a wholly-owned Subsidiary of the Parent if (i) the Administrative Agent has determined that the cost of Metaminds becoming a wholly-owned Subsidiary of the Parent exceeds the practical benefit to the Secured Parties afforded thereby and (ii) the Administrative Borrower shall have been granted an irrevocable option to purchase the Equity Interests of Metaminds, on terms and in form and substance reasonably satisfactory to the Administrative Agent, for a purchase price of not greater than $2,000,000, which option shall not expire at any time prior to the Termination Date; and

- 115 - 147066427v1 147066427v8 (i) Within 270 days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence that the Lien listed as item 1 on Schedule 7.02(a) has been discharged in full. ARTICLE VI REPRESENTATIONS AND WARRANTIES Section 6.01 Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties as of the Effective Date and as of each date on which such representations and warranties are required to be made under this Agreement or any other Loan Document as follows: (a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province, territory or other jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. (b) Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of this clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect. (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Administrative Agent for filing or recordation, on the Effective Date. (d) Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. (e) Capitalization. On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Equity Interests of the Parent and

- 116 - 147066427v1 147066427v8 each of its Subsidiaries and the issued and outstanding Equity Interests of the Parent and each of its Subsidiaries are as set forth on Schedule 6.01(e). All of the issued and outstanding shares of Equity Interests of the Parent and each of its Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. All Equity Interests of such Subsidiaries of the Parent are owned by the Parent free and clear of all Liens (other than Permitted Specified Liens). Except for the Warrants and as described on Schedule 6.01(e), there are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of the Parent or any of its Subsidiaries to issue, directly or indirectly, any shares of Equity Interests of the Parent or any of its Subsidiaries. (f) Litigation. Except as set forth in Schedule 6.01(f), there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party or any of its properties before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby. (g) Financial Statements. (i) The Financial Statements, copies of which have been delivered to the Administrative Agent and each Lender, fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP. All material indebtedness and other liabilities (including, without limitation, Indebtedness, liabilities for taxes, long-term leases and other unusual forward or long-term commitments), direct or contingent, of the Parent and its Subsidiaries are set forth in the Financial Statements. Since the Amendment No. 2 Effective Date no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect. (ii) The Parent has heretofore furnished to the Administrative Agent and each Lender (A) a pro forma quarterly Consolidated EBITDA calculation for the Parent and its Subsidiaries for the period from the Effective Date through December 31, 2023, and (B) projected monthly balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries (excluding the Falcon Subsidiaries) for the period from the Effective Date through December 31, 2023, which such projected financial statements shall be updated from time to time pursuant to Section 7.01(a)(vii). (h) Compliance with Law, Etc. No Loan Party or any of its Subsidiaries is in violation of (i) any of its Governing Documents, (ii) any Requirement of Law, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, or (iii) any Contractual Obligation (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, and no default or event of default has occurred and is continuing thereunder. (i) ERISA; Canadian Pensions, Etc.. (i) No ERISA Event has occurred nor is reasonably expected to occur with respect to any Employee Plan or Multiemployer Plan. Except as set forth on Schedule 6.01(i) or as could not reasonably be expected to have a Material Adverse Effect, (i) each Loan Party and each Employee Plan is in compliance with all Requirements of Law in all material respects, including ERISA, the

- 117 - 147066427v1 147066427v8 Internal Revenue Code and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, (ii) the most recent annual report (Form 5500 Series) with respect to each Pension Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Administrative Agent, is complete and correct and fairly presents the funding status of such Pension Plan, and since the date of such report, there has been no material adverse change in such funding status, (iii) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to the Administrative Agent, and (iv) each Employee Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Internal Revenue Code. No Loan Party or any of its ERISA Affiliates has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (A) any Employee Plan or its assets, (B) any fiduciary with respect to any Employee Plan, or (C) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan, in each case, that could reasonably be expected to have a Material Adverse Effect. Except as required by Section 4980B of the Internal Revenue Code or as could not reasonably be expected to have a Material Adverse Effect, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides health benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or has any obligation to provide any such benefits for any current employee after such employee's termination of employment. (ii) (A) No Loan Party nor any Subsidiary maintains, sponsors, administers, contributes to, participates in or has any liability in respect of any Canadian DB Pension Plan, nor has any such Person ever maintained, sponsored, administered, contributed to or participated in any Canadian DB Pension Plan; (B) the Canadian Pension Plans are duly registered under the Income Tax Act (Canada) and any other applicable laws which require registration, have been administered in accordance with the Income Tax Act (Canada) and such other applicable laws and no event has occurred which could cause the loss of such registered status; (C) all obligations of the Loan Parties and their Subsidiaries (including funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans have been performed on a timely basis except where the failure to so perform on a timely basis would not be reasonably expected to have a Material Adverse Effect; (D) all contributions or premiums required to be made or paid by the Loan Parties and their Subsidiaries to the Canadian Pension Plans and Canadian Benefit Plans have been made on a timely basis in accordance with the terms of such plans and all applicable laws; (E) no Loan Party or Subsidiary has a material liability with respect to any post-retirement benefit under a Canadian Benefit Plan; and (F) there are no outstanding disputes concerning the Canadian Pension Plans or Canadian Benefit Plans or the assets thereof which would reasonably be expected to have a Material Adverse Effect. (j) Taxes, Etc. (i) All Tax returns and other reports required by applicable Requirements of Law to be filed by any Loan Party have been timely filed and (ii) all Taxes imposed upon any Loan Party or any property of any Loan Party which have become due and payable on or prior to the date hereof have been paid, except (A) unpaid Taxes in an aggregate amount at any one time not in excess of $2,500,000, and/or (B) Taxes contested in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.

- 118 - 147066427v1 147066427v8 (k) Regulations T, U and X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U and X. (l) Nature of Business. (i) No Loan Party is engaged in any business other than as set forth on Schedule 6.01(l). (ii) Neither the Parent, Mondee Holdings II nor Mondee Brazil has any material liabilities (other than liabilities arising under the Loan Documents, the Transaction Documents (as defined in the Business Combination Agreement), the Orinter Acquisition Documents, the Interep Acquisition Documents, the Consolid Mexico Acquisition Documents, the Skypass Acquisition Documents, its Equity Interests, applicable securities laws or tax liabilities), owns any material assets (other than the Equity Interests of its Subsidiaries) or engages in any operations or business (other than the ownership of its Subsidiaries or relating to or arising out of compliance obligations as a public company). (m) Adverse Agreements, Etc. No Loan Party or any of its Subsidiaries is a party to any Contractual Obligation or subject to any restriction or limitation in any Governing Document or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which (either individually or in the aggregate) has, or in the future could reasonably be expected (either individually or in the aggregate) to have, a Material Adverse Effect. (n) Permits, Etc. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business and Facility currently owned, leased, managed or operated, or to be acquired, by such Person, except to the extent the failure to have or be in compliance therewith could not reasonably be expected to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect. (o) Properties. Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens. All such properties and assets are in good working order and condition, ordinary wear and tear excepted. (p) Employee and Labor Matters. Except as set forth on Schedule 6.01(p) or when the failure to do so could not reasonably be expected to have a Material Adverse Effect, (i) each Loan Party and its Subsidiaries is in compliance with all Requirements of Law pertaining to employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health, (ii) there is no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party or any Subsidiary before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or any Subsidiary which arises out of or under any collective bargaining agreement, and (iii) there has been no strike, work stoppage, slowdown, lockout, or other labor dispute pending or threatened against any Loan Party or any Subsidiary. Except as set forth on Schedule 6.01(p), (A) no Loan Party or any Subsidiary is party to any

- 119 - 147066427v1 147066427v8 collective bargaining agreement, nor has any labor union been recognized as the representative of the employees of any Loan Party of Subsidiary, and (B) to the best knowledge of each Loan Party, no labor organization or group of employees has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. No Loan Party or Subsidiary has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act (“WARN”) or any similar Requirement of Law, which remains unpaid or unsatisfied. All payments due from any Loan Party or Subsidiary on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party or Subsidiary, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (q) Environmental Matters. Except as set forth on Schedule 6.01(q), (i) no Loan Party or any of its Subsidiaries is in violation of any Environmental Law, (ii) each Loan Party and its Subsidiaries has, and is in compliance with, all Environmental Permits for its respective operations and businesses, except to the extent any failure to have or be in compliance therewith could not reasonably be expected to result in a material Environmental Claim or Environmental Liability; (iii) there has been no Release of Hazardous Materials at any properties currently or formerly owned, leased or operated by any Loan Party, its Subsidiaries or a respective predecessor in interest or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party, its Subsidiaries or any respective predecessor in interest, which in any case of the foregoing could reasonably be expected to result in a material Environmental Claim or Environmental Liability; (iv) there are no pending or threatened Environmental Claims against, or Environmental Liability of, any Loan Party, its Subsidiaries or any respective predecessor in interest that could reasonably be expected to result in a material Environmental Claim or Environmental Liability; (v) neither any Loan Party nor any of its Subsidiaries is performing or responsible for any Remedial Action that could reasonably be expected to result in a material Environmental Claim or Environmental Liability; and (vi) the Loan Parties have made available to the Administrative Agent and Lenders true and complete copies of all material environmental reports, audits, and investigations in the possession or control of any Loan Party or any of its Subsidiaries with respect to the operations and business of the Loan Parties and its Subsidiaries. (r) Insurance. Each Loan Party maintains all insurance required by Section 7.01(h). Schedule 6.01(r) sets forth a list of all such insurance maintained by or for the benefit of each Loan Party on the Effective Date. (s) Use of Proceeds. The proceeds of the Loans shall be used to (i) fund a portion of the cash or deferred consideration payable or repay any note issued in connection with the Falcon Acquisition, (ii) refinance other existing Indebtedness of the Loan Parties, (iii) pay fees and expenses incurred in connection with the transactions contemplated by clauses (i) and (ii) above, and (iv) fund general corporate purposes of the Loan Parties. The proceeds of the Amendment No. 21 Term Loans #1 shall be used to fund the Term Loan A Payments #1. The proceeds of the Amendment No. 21 Term Loans #2 shall be used to (A) first, fund the Term Loan A Payments #2 and (B) then, fund general corporate purposes of the Loan Parties. Anything to the contrary contained in the foregoing notwithstanding, the proceeds of the Delayed Draw L/C Loans shall be used solely to reimburse the L/C Issuer for amounts paid by the L/C Issuer in respect of the L/C Facility and pay fees and costs incurred by the L/C Issuer in connection therewith. (t) Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, each Loan Party is, and the Loan Parties on a consolidated basis are, Solvent. No transfer of property is being made by any Loan Party and no

- 120 - 147066427v1 147066427v8 obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party. (u) Intellectual Property. Except as set forth on Schedule 6.01(u), each Loan Party owns or licenses or otherwise has the right to use all Intellectual Property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.01(u) is a complete and accurate list as of the Effective Date of each item of Registered Intellectual Property owned by each Loan Party. No trademark or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code pertaining to Intellectual Property is pending or proposed, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. (v) Material Contracts. Set forth on Schedule 6.01(v) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of any Loan Party or, to the best knowledge of any Loan Party, any other party thereto. (w) Investment Company Act. None of the Loan Parties is (i) an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, or (ii) subject to regulation under any Requirement of Law that limits in any respect its ability to incur Indebtedness or which may otherwise render all or a portion of the Obligations unenforceable. (x) Customers and Suppliers. There exists no actual or threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, or (ii) any Loan Party, on the one hand, and any supplier or any group thereof, on the other hand, and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change, in each case, except to the extent that such termination, cancellation, limitation, modification or change could not reasonably be expected to have a Material Adverse Effect. (y) Sanctions; Anti-Bribery and Corruption and Anti-Money Laundering Laws. None of any Loan Party, any Subsidiary thereof, any of their respective shareholders or owners, directors, officers or employees nor, to the knowledge of any Loan Party, any of their respective agents or Affiliates, (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has assets located in a Sanctioned Country, (iii) conducts or is engaged in any business or activities with or for the benefit of any Sanctioned Person or Sanctioned Country in violation in of Sanctions, (iv) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons in violation of Sanctions, (v) is a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a

- 121 - 147066427v1 147066427v8 physical presence and an acceptable level of regulation and supervision; or (vi) is a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns. Each Loan Party and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by each Loan Party and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Bribery and Corruption Laws, Anti-Money Laundering Laws, and Sanctions. Each Loan Party and its Subsidiaries, their respective directors, officers and employees and, to the knowledge of each Loan Party, their respective agents or Affiliates, is in compliance with all Anti-Bribery and Corruption Laws and Anti-Money Laundering Laws. Each Loan Party and Affiliate, owner or shareholder, officer, employee or director acting on behalf of the Loan Party, is (and is taking no action which would result in any such Person not being) in compliance with (A) all Sanctions, including OFAC rules and regulations, and (B) all applicable Anti-Money Laundering Laws, including the USA Patriot Act. In addition, the purpose of the financing and use of proceeds do not include any kind of activities or business of or with any Sanctioned Person or in any Sanctioned Country that would result in a violation of any Sanctions. (z) Anti-Bribery and Corruption. (i) Neither any Loan Party or any Subsidiary thereof nor, to the knowledge of any Loan Party, any director, officer, employee, or anyone authorized to act on behalf of each Loan Party, has engaged in any activity which would breach applicable anti-bribery and corruption laws and regulations, including but not limited to the U.S. Foreign Corrupt Practices Act 1977 as amended (the “FCPA”), the U.K. Bribery Act 2010, the Corruption of Foreign Public Officials Act (Canada), and the anti-bribery and anti-corruption laws and regulations of those jurisdictions in which the Loan Parties do business (the “Anti-Bribery and Corruption Laws”). (ii) Neither any Loan Party nor, to the knowledge of any Loan Party, any Subsidiary, director, officer, employee, or any other Person acting on behalf of any Loan Party, has, during the past five years, offered, promised, paid, given or authorized the payment or giving of any money or other thing of value, directly or indirectly, to or for the benefit of any Person, including without limitation, any employee, official or other Person acting on behalf of any Governmental Authority in violation of the FCPA or in violation of any other applicable Anti-Bribery and Corruption Laws. (iii) To the best of each Loan Party's knowledge and belief, no actions or investigations by any governmental or regulatory agency are ongoing or threatened against the Loan Parties, its directors, officers or employees or anyone acting on its behalf in relation to a breach of the Anti-Bribery and Corruption Laws, Anti-Money Laundering Laws or Sanctions. (iv) The Loan Parties will not directly or indirectly use, lend or contribute the proceeds of the Advances for any purpose that would breach the Anti-Bribery and Corruption Laws, Anti-Money Laundering Laws or Sanctions. (aa) Consummation of Acquisitions. (i) The Parent has delivered to the Administrative Agent complete and correct copies of the Falcon Acquisition Documents, including all schedules and exhibits thereto. The Falcon Acquisition Documents set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby. The execution, delivery and performance of the Falcon Acquisition Documents has been duly authorized by all necessary action (including, without limitation, the obtaining of any consent of stockholders or other holders of Equity Interests required by

- 122 - 147066427v1 147066427v8 law or by any applicable corporate or other organizational documents) on the part of each such Person. No authorization or approval or other action by, and no notice to filing with or license from, any Governmental Authority is required for such sale other than such as have been obtained on or prior to the Effective Date. Each Falcon Acquisition Document is the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. All conditions precedent to the Falcon Acquisition Agreement have been fulfilled or (with the prior written consent of the Administrative Agent) waived, no Falcon Acquisition Document has been amended or otherwise modified, and there has been no breach of any material term or condition of any Falcon Acquisition Document. (ii) By the date on which any Loans are made to fund the Kilimanjaro Acquisition pursuant to Section 5.02(g), the Parent shall have delivered to the Administrative Agent complete and correct copies of the Kilimanjaro Acquisition Documents, including all schedules and exhibits thereto. The Kilimanjaro Acquisition Documents, when so delivered, shall set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there shall be no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby. The execution, delivery and performance of the Kilimanjaro Acquisition Documents shall have been duly authorized by all necessary action (including, without limitation, the obtaining of any consent of stockholders or other holders of Equity Interests required by law or by any applicable corporate or other organizational documents) on the part of each such Person. No authorization or approval or other action by, and no notice to filing with or license from, any Governmental Authority shall be required for such sale other than such as have been obtained on or prior to the date thereof. Each Kilimanjaro Acquisition Document shall be the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. All conditions precedent to the Kilimanjaro Acquisition Agreement shall have been fulfilled or (with the prior written consent of the Administrative Agent) waived, no Kilimanjaro Acquisition Document shall have been amended or otherwise modified, and there shall have been no breach of any material term or condition of any Kilimanjaro Acquisition Document. (bb) Full Disclosure. (i) Each Loan Party has disclosed or made available to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agents (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers' industry) in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading. (ii) Projections have been prepared on a reasonable basis and in good faith based on assumptions, estimates, methods and tests that are believed by the Loan Parties to be reasonable at the time such Projections were prepared and information believed by the Loan Parties to have been accurate based upon the information available to the Loan Parties at the time such Projections were furnished to the Lenders, and Parent is not be aware of any facts or information that would lead it to believe that such Projections are incorrect or misleading in any material respect; it being understood that (A) Projections are by their nature subject to significant uncertainties and contingencies, many of which

- 123 - 147066427v1 147066427v8 are beyond the Loan Parties' control, (B) actual results may differ materially from the Projections and such variations may be material and (C) the Projections are not a guarantee of performance. ARTICLE VII COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS Section 7.01 Affirmative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party will, unless the Required Lenders shall otherwise consent in writing: (a) Reporting Requirements. Furnish to each Agent and each Lender: (i) as soon as available, and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries (or 45 days in the case of each fiscal month of the Parent and its Subsidiaries ending on December 31st of each Fiscal Year), commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, internally prepared consolidated and consolidating balance sheets, statements of operations and retained earnings and statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of the Parent and its Subsidiaries for such fiscal month and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders, subject to the absence of footnotes and normal year-end adjustments; (ii) as soon as available and in any event within 45 days after the end of each Fiscal Quarter of the Parent and its Subsidiaries commencing with the first Fiscal Quarter of the Parent and its Subsidiaries ending after the Effective Date, consolidated and consolidating balance sheets, statements of operations and retained earnings and statements of cash flows of the Parent and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year and (B) the Projections, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such quarter and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Parent and its Subsidiaries furnished to the Agents and the Lenders, subject to the absence of footnotes and normal year-end adjustments; (iii) as soon as available, and in any event within 120 days after the end of each Fiscal Year of the Parent and its Subsidiaries (or, in the case of the Fiscal Year of the Parent and its Subsidiaries ending December 31, 2020, on or before July 31, 2021), consolidated and consolidating balance sheets, statements of operations and retained earnings and statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately

- 124 - 147066427v1 147066427v8 preceding Fiscal Year, and (B) the Projections, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Parent and satisfactory to the Agents (which opinion shall be without (1) a “going concern” or like qualification or exception, (2) any qualification or exception as to the scope of such audit, or (3) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03), together with a written statement of such accountants (x) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default under Section 7.03 and (y) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof; (iv) simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i), (ii) and (iii) of this Section 7.01(a), a certificate of an Authorized Officer of the Parent in substantially the form attached hereto as Exhibit F (a “Compliance Certificate”): (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the occurrence and continuance during such period of an Event of Default or Default or, if an Event of Default or Default had occurred and continued or is continuing, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto, (B) in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (ii) and (iii) of this Section 7.01(a), (1) attaching a schedule showing the calculation of the financial covenants specified in Section 7.03, (2) attaching a schedule showing the calculation of Unadjusted EBITDA, Consolidated EBITDA and Management EBITDA of the Parent and its Subsidiaries for the period of four (4) Fiscal Quarters then ended and (3) including a copy of the discussion and analysis of the financial condition and results of operations of the Parent and its Subsidiaries for the portion of the Fiscal Year then elapsed and discussing the reasons for any significant variations from the Projections for such period and the figures for the corresponding period in the previous Fiscal Year included in the Parent’s most recent quarterly report filed on Form 10-Q or its most recent annual report filed on Form 10-K, as applicable, and (C) in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clause (iii) of this Section 7.01(a), attaching (1) a summary of all material insurance coverage maintained as of the date thereof by any Loan Party or any of its Subsidiaries and evidence that such insurance coverage meets the requirements set forth in Section 7.01, each Security Agreement and each Mortgage, together with such other related documents and information as the Agents may reasonably require, (2) the calculation of the Excess Cash Flow in accordance with the terms of Section 2.05(c)(i) and (3) confirmation that there have been no changes to the information contained in each of the Perfection Certificates delivered on the Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to this clause (iv) and/or

- 125 - 147066427v1 147066427v8 attaching an updated Perfection Certificate identifying any such changes to the information contained therein; (v) as soon as available and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries (or 45 days in the case of the fiscal months of the Parent and its Subsidiaries ending December 31, 2019, January 31, 2020, February 29, 2020 and March 31, 2020), the following reports in form and detail satisfactory to the Agents and certified by an Authorized Officer of the Administrative Borrower as being accurate and complete: (A) commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, reports listing all accounts receivable of the Loan Parties (other than airline customer accounts receivable) as of such day, which shall include the amount and age of each such account receivable, showing separately those which are more than 30, 60 and 90 days past due, together with such other information as the Agents may reasonably request regarding such accounts receivable and (B) commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, reports listing all accounts payable of the Loan Parties as of each such day which shall include the amount and age of each such account payable, together with such other information as the Agents may reasonably request regarding such accounts payable; (vi) (A) as soon as available, and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries (or 45 days in the case of the fiscal months of the Parent and its Subsidiaries ending December 31, 2019, January 31, 2020, February 29, 2020 and March 31, 2020), commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, a certificate of an Authorized Officer of the Parent substantially in the form attached hereto as Exhibit 7.01(a)(vi)-1, (B) as soon as available and in any event within 45 days after the end of each Fiscal Quarter of the Parent and its Subsidiaries commencing with the first Fiscal Quarter of the Parent and its Subsidiaries ending after the Effective Date, a certificate of an Authorized Officer of the Parent substantially in the form attached hereto as Exhibit 7.01(a)(vi)-2, and (C) as soon as available, and in any event within 120 days after the end of each Fiscal Year of the Parent and its Subsidiaries (or 180 days in the case of the Fiscal Year of the Parent and its Subsidiaries ending December 31, 2019 and 150 days in the case of the Fiscal Year of the Parent and its Subsidiaries ending December 31, 2020), a certificate of an Authorized Officer of the Parent substantially in the form attached hereto as Exhibit 7.01(a)(vi)-3; (vii) as soon as available and in any event not later than 30 days after the end of each Fiscal Year (or for the Fiscal Year ending December 31, 2019 only, (A) 90 days after the end of such Fiscal Year with respect to the Falcon Subsidiaries and (B) the later of 90 days after the end of such Fiscal Year and 60 days after the completion of the Kilimanjaro Acquisition with respect to the Kilimanjaro Subsidiaries), a certificate of an Authorized Officer of the Parent (1) attaching Projections for the Parent and its Subsidiaries, supplementing and superseding the Projections previously required to be delivered pursuant to this Agreement, presented using a monthly format and otherwise in form and substance satisfactory to the Agents, for the immediately succeeding Fiscal Year for the Parent and its Subsidiaries and (2) certifying that the representations and warranties set forth in Section 6.01(bb)(ii) are true and correct with respect to the Projections; (viii) promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority; (ix) as soon as possible, and in any event within 3 days after the date that the Parent or any of its Subsidiaries has actual knowledge of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse

- 126 - 147066427v1 147066427v8 Effect, the written statement of an Authorized Officer of the Administrative Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto; (x) as soon as possible and in any event: (A) at least 10 days prior to any event or development that could reasonably be expected to result in or constitute an ERISA Event, and, to the extent not reasonably expected, within 5 days after the occurrence of any such ERISA Event, notice of such ERISA Event (in reasonable detail), (B) within three days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the PBGC, copies of each notice received by any Loan Party or any of its ERISA Affiliates of the PBGC's intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (C) within 10 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Pension Plan, (D) within 3 days after receipt thereof by any Loan Party or any of its ERISA Affiliates from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any of its ERISA Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA, and (E) within 10 days after any Loan Party sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party; (xi) promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; (xii) as soon as possible and in any event within 5 days after the execution, receipt or delivery thereof, (A) copies of any material notices (including, without limitation, default notices), reports, statements or other material information that any Loan Party executes, receives or delivers in connection with any Falcon Acquisition Document, Kilimanjaro Acquisition Document, Rocketrip Acquisition Document, Orinter Acquisition Document, Interep Acquisition Document, Consolid Mexico Acquisition Document, Skypass Acquisition Document or any other Material Contract or any other acquisition document executed or delivered in connection with a Permitted Acquisition and (B) copies of any amendments, restatements, supplements or other modifications, waivers, consents or forbearances that any Loan Party executes, receives or delivers with respect to any Falcon Acquisition Document, any Kilimanjaro Acquisition Document, any Rocketrip Acquisition Document, any Orinter Acquisition Document, any Interep Acquisition Document, any Consolid Mexico Acquisition Document, any Skypass Acquisition Document or any other Material Contract or any other acquisition document executed or delivered in connection with a Permitted Acquisition; (xiii) commencing on the Amendment No. 13 Effective Date and on each day thereafter until the Termination Date, a report (which may be delivered by electronic mail) in the format, with the details and in the frequency as agreed to by the Agents in writing prior to the Amendment No. 13 Effective Date; (xiv) as soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of the Equity Interests of, or all or substantially all of the assets of, any Loan Party;

- 127 - 147066427v1 147066427v8 (xv) copies of all reports or other information delivered to the Parent's or any Borrower's Board of Directors, to the extent required under Section 7.01(p); (xvi) promptly after (A) the sending or filing thereof, copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange and (B) the receipt thereof, a copy of any material notice received from any holder of its Indebtedness; (xvii) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof; (xviii) promptly upon request, any certification or other evidence requested from time to time by any Lender in its sole discretion, confirming the Borrowers' compliance with Section 7.02(r); (xix) promptly upon reasonable request, information and documentation reasonably requested by any Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation; (xx) simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i), (ii) and (iii) of this Section 7.01(a), if, as a result of any change in accounting principles and policies from those used in the preparation of the Financial Statements that is permitted by Section 7.02(q), the consolidated financial statements of the Parent and its Subsidiaries delivered pursuant to clauses (i), (ii) and (iii) of this Section 7.01(a) will differ from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance satisfactory to the Administrative Agent; (xxi) (A) as soon as available and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries (or 45 days in the case of the fiscal months of the Parent and its Subsidiaries ending January 31, 2020, February 29, 2020 and March 31, 2020), reports in form and detail satisfactory to the Agents and certified by an Authorized Officer of the Administrative Borrower as being accurate and complete listing all airline customer accounts receivable of the Loan Parties as of such day, which shall include the amount and age of each such airline customer account receivable, showing separately those which are up to 90 days, 90 to 120 days, 121 to 150 days, 151 to 180 days, 181 to 270 days, 271 to 360 days and over 361 days past the date such airline customer accounts receivable were created, together with such other information as the Agents may reasonably request regarding such airline customer accounts receivable and (B) as soon as available and in any event within 45 days after the end of each Fiscal Quarter of the Parent and its Subsidiaries commencing with the Fiscal Quarter of the Parent and its Subsidiaries ending March 31, 2020, a schedule in form and detail satisfactory to the Agents describing all Liens, set-offs, defenses and counterclaims with respect to such accounts receivable outstanding at the end of such Fiscal Quarter, together with a reconciliation of such schedule with the schedule delivered to the Agents pursuant to this clause (xxi)(B) for the immediately preceding Fiscal Quarter and such other information as the Agents may reasonably request with respect to such Liens, set-offs, defenses and counterclaims; (xxii) as soon as available and in any event within 5 Business Days after the end of each fiscal month of the Parent and its Subsidiaries ending during the period from May 1, 2020 through December 31, 2021, commencing with the first such fiscal month, a certificate of an Authorized

- 128 - 147066427v1 147066427v8 Officer of the Loan Parties (A) setting forth (1x) the Qualified Cash (minus the aggregate amount of all trade payables or other accounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables) as of the end of each day during such fiscal month and (2) [reserved]y) cash and Cash Equivalents of the Loan Parties and their Subsidiaries as of the end of each day during such fiscal month, including an indication of which amounts constitute unrestricted cash and Cash Equivalents and (B) stating that the Parent and its Subsidiaries were in compliance with Section 7.03(e) for such fiscal month; and (xxiii) promptly upon reasonable request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as any Agent or any Lender may from time to time may reasonably request. Notwithstanding the foregoing, for any item required to be delivered pursuant to Section 7.01(a)(i), (ii), (iii), (v), (vi), (vii) or (xxi) on or prior to July 31, 2020, the deadline for delivering such item shall be deemed extended by a period of 15 days. Each Agent and each Lender hereby acknowledges and agrees that the Parent and its Subsidiaries may elect to or be required to restate historical financial statements as the result of the impact of non-recurring events (e.g., hurricane, polar vortex, fire, other natural disaster, pandemic, etc.), and that such restatements will not result in a Default or an Event of Default under this Agreement or any other Loan Document. (b) Additional Borrowers, Guarantors and Collateral Security. Cause: (i) each Subsidiary of any Loan Party (other than an Immaterial Foreign Subsidiary, a Special Purpose Subsidiary, Orinter, Interep or the Consolid Mexico Subsidiaries) not in existence on the Effective Date and each Subsidiary of any Loan Party which is an Immaterial Foreign Subsidiary on the Effective Date or upon formation or acquisition but later ceases to be an Immaterial Foreign Subsidiary, to execute and deliver to the Administrative Agent promptly and in any event within 3 days after the formation, acquisition or change in status thereof, (A) a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement as a Borrower or a Guarantor, (B) a supplement to the Security Agreement, the Mexican Security Documents or the Brazil Security Documents, as applicable, together with (1) certificates evidencing all of the Equity Interests of any Person owned by such Subsidiary required to be pledged under the terms of the Security Agreement, the Mexican Security Documents and/or the Brazil Security Documents, as applicable, (2) unless otherwise provided under any Loan Document, undated stock powers for such Equity Interests executed in blank with signature guaranteed, and (3) such opinions of counsel as the Administrative Agent may reasonably request, (C) to the extent required under the terms of this Agreement, one or more Mortgages creating on the real property of such Subsidiary a perfected, first priority Lien (in terms of priority, subject only to Permitted Specified Liens) on such real property and such other Real Property Deliverables as may be required by the Administrative Agent with respect to each such real property (to the extent, with respect to any leasehold Facility, the lease with respect thereto requires the payment of annual rent exceeding in the aggregate $1,000,000 or such leasehold Facility is listed in Schedule III of the Security Agreement as a chief executive office), and (D) such other agreements, instruments, approvals or other documents reasonably requested by the Administrative Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, applicable Brazil Security Document, applicable Mexican Security Document and/or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations; and

- 129 - 147066427v1 147066427v8 (ii) each owner of the Equity Interests of any such Subsidiary to execute and deliver promptly and in any event within 3 days after the formation or acquisition of such Subsidiary a Pledge Amendment (as defined in the Security Agreement), applicable Mexican Security Document and/or applicable Brazil Security Document, together with (A) certificates evidencing all of the Equity Interests of such Subsidiary required to be pledged under the terms of the Security Agreement, applicable Mexican Security Document and/or applicable Brazil Security Document, (B) unless otherwise provided under any Loan Document, undated stock powers or other appropriate instruments of assignment for such Equity Interests executed in blank with signature guaranteed, (C) such opinions of counsel as the Administrative Agent may reasonably request and (D) such other agreements, instruments, approvals or other documents requested by the Administrative Agent. (c) Compliance with Laws; Payment of Taxes. (i) Comply, and cause each of its Subsidiaries to comply, with all Requirements of Law, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing), except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect. (ii) Pay, and cause each of its Subsidiaries to pay, in full before delinquency or before the expiration of any extension period, all Taxes imposed upon any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries, except (i) unpaid Taxes in an aggregate amount at any one time not in excess of $2,500,000, and/or (ii) other unpaid Taxes contested in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP. (d) Preservation of Existence, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except to the extent that the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. (e) Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP. (f) Inspection Rights. Permit, and cause each of its Subsidiaries to permit, any Agent (and any Lenders accompanying any Agent) and representatives of any Agent (and any Lenders accompanying any Agent), at any time and from time to time during normal business hours, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, inspections, valuations, appraisals or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with any Agent (and any Lenders accompanying any Agent) and representatives of any Agent (and any Lenders accompanying any Agent) in accordance with this Section 7.01(f). (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper

- 130 - 147066427v1 147066427v8 conduct of its business in good working order and condition, ordinary wear and tear and casualty excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder, except to the extent the failure to so maintain and preserve or so comply could not reasonably be expected to have a Material Adverse Effect. (h) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, flood, rent, worker's compensation and business interruption insurance) with respect to the Collateral and its other properties (including all real property leased or owned by it) and business, in such amounts and covering such risks as is (i) carried generally in accordance with sound business practice by companies in similar businesses similarly situated, (ii) required by any Requirement of Law, (iii) required by any Material Contract and (iv) in any event in amount, adequacy and scope reasonably satisfactory to the Administrative Agent. All policies covering the Collateral are to be made payable to the Administrative Agent for the benefit of the Secured Parties, as their interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as the Administrative Agent may require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Administrative Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Administrative Agent for the benefit of the Secured Parties, as their respective interests may appear, and such other Persons as the Administrative Agent may designate from time to time, and shall provide for not less than 30 days' (10 days' in the case of non-payment) prior written notice to the Administrative Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Administrative Agent may arrange for such insurance, but at the Borrowers' expense and without any responsibility on the Administrative Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. (i) Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations that are necessary or useful in the proper conduct of its business, in each case, except to the extent the failure to obtain, maintain, preserve or take such action could not reasonably be expected to have a Material Adverse Effect. (j) Environmental. (i) Keep the Collateral free of any Environmental Lien; (ii) Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all Environmental Permits that are necessary or useful in the proper conduct of its business, and comply, and cause each of its Subsidiaries to comply, with all Environmental Laws and Environmental Permits, except to the extent the failure to so obtain, maintain, preserve or comply could not reasonably be expected to result in a material Environmental Claim or Environmental Liability;

- 131 - 147066427v1 147066427v8 (iii) Take all commercially reasonable steps to prevent any Release of Hazardous Materials in violation of any Environmental Law or Environmental Permit at, on, under or from any property owned, leased or operated by any Loan Party or its Subsidiaries that could reasonably be expected to result in a material Environmental Claim or Environmental Liability; (iv) Provide the Administrative Agent with written notice within ten (10) days of any of the following: (A) discovery of any Release of a Hazardous Material or environmental condition at, on, under or from any property currently or formerly owned, leased or operated by any Loan Party, Subsidiary or predecessor in interest or any violation of Environmental Law or Environmental Permit that in any case could reasonably be expected to result in a material Environmental Claim or Environmental Liability; (B) notice that an Environmental Lien has been filed against any Collateral; or (C) a material Environmental Claim or Environmental Liability; and provide such reports, documents and information as the Administrative Agent may reasonably request from time to time with respect to any of the foregoing. (k) Fiscal Year. Cause the Fiscal Year of the Parent and its Subsidiaries to end on December 31 of each calendar year unless the Administrative Agent consent to a change in such Fiscal Year (and appropriate related changes to this Agreement). (l) Landlord Waivers; Collateral Access Agreements. Obtain written subordinations or waivers or collateral access agreements, as the case may be, in form and substance satisfactory to the Administrative Agent, with respect to each of the following locations (to the extent such location is not owned by a Loan Party): (i) the headquarters location of each Loan Party, (ii) each other location of each Loan Party at which books and records of any Loan Party or any of its Subsidiaries are located, and (iii) each other location at which Collateral with a fair market value in excess of $1,000,000 (when aggregated with all other Collateral at the same location) is located or stored. (m) After Acquired Real Property. Upon the acquisition by it or any of its Subsidiaries after the date hereof of any interest (whether fee or leasehold) in any real property (wherever located) (each such interest being a “New Facility”) (i) with a Current Value (as defined below) in excess of $1,000,000 in the case of a fee interest, or (ii) requiring the payment of annual rent exceeding in the aggregate $1,000,000 in the case of leasehold interest, immediately so notify the Administrative Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party's good-faith estimate of the current value of such real property (for purposes of this Section, the “Current Value”). The Administrative Agent shall notify such Loan Party whether it intends to require a Mortgage (and any other Real Property Deliverables) or landlord's waiver (pursuant to Section 7.01(l) hereof)) with respect to such New Facility. Upon receipt of such notice requesting a Mortgage (and any other Real Property Deliverables) or landlord's waiver, the Person that has acquired such New Facility shall promptly furnish the same to the Administrative Agent. The Borrowers shall pay all fees and expenses, including, without limitation, reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with each Loan Party's obligations under this Section 7.01(m). (n) Anti-Bribery and Corruption Laws; Anti-Money Laundering Laws; Sanctions. (i) Maintain, and cause each of its Subsidiaries to maintain, policies and procedures designed to promote compliance by each Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Bribery and Corruption Laws Anti-Money Laundering Laws, and Sanctions.

- 132 - 147066427v1 147066427v8 (ii) Comply, and cause each of its Subsidiaries to comply, with all Anti-Bribery and Corruption Laws, Anti-Money Laundering Laws, and Sanctions, including, but not limited to, the U.S. Anti-Bribery and Corruption Laws, the U.S. Anti-Money Laundering Laws, and U.S. Sanctions. (iii) Neither any Loan Party nor, to knowledge of any Loan Party, any director, officer, employee, or anyone authorized to act on behalf of any Loan Party will engage in any activity which would breach the Anti-Bribery and Corruption Laws. (iv) Promptly notify the Administrative Agent of any action, suit or investigations by any court or Governmental Authority or regulatory agency in relation to any alleged breach by the Loan Parties, their Subsidiaries, directors, officers, employees or anyone authorized to act on their behalf of the Anti-Bribery and Corruption Laws, Anti-Money Laundering Laws and Sanctions. (v) Refrain from directly or indirectly using, lending or contributing the proceeds of the Advances for any purpose that would breach the Anti-Bribery and Corruption Laws, Anti-Money Laundering Laws or Sanctions. (vi) Each Loan Party and Affiliate, officer, employee, director, and any other Person authorized to act on behalf of the Loan Party is (and will take no action which would result in any such Person not being) in compliance with Sanctions, Anti-Bribery and corruption Laws, and Anti-Money Laundering Laws. In addition, none of the activities or business of any Loan Party or Affiliate includes any kind of activities or business of or with any Sanctioned Person or in or with any Sanctioned Country in violation of Sanctions. (vii) In order to comply with the “know your customer/borrower” requirements of the Anti-Money Laundering Laws, the Loan Parties are required to provide certain information relating to individuals and entities which maintain a business relationship with the Lender. Accordingly, each of the parties agrees to provide to the Lender, upon their reasonable request from time to time such identifying information and documentation as may be available for such party in order to enable the Lender to comply with Anti-Money Laundering Laws. (viii) Promptly notify the Agents in writing in the event any Loan Party has actual knowledge that any Loan Party cannot comply with the covenants set forth in this Section 7.01(n), including but not limited to instances where it has actual knowledge that any Loan Party has engaged in any activity that materially violates Sanctions. (o) Lender Meetings. Upon the request of the Administrative Agent or the Required Lenders (which request, so long as no Event of Default shall have occurred and be continuing, shall not be made more than once during each Fiscal Quarter of the Parent and its Subsidiaries), participate in a meeting with the Administrative Agent and the Lenders at the Borrowers' corporate offices (or at such other location (or by such other means (including, without limitation, conference call)) as may be agreed to by the Administrative Borrower and the Administrative Agent or the Required Lenders) at such time as may be agreed to by the Administrative Borrower and the Administrative Agent or the Required Lenders. (p) Board Observation Rights. Each Lender whose portion of the Loans is at least $40,000,000 or more of the combined principal amount of Loans outstanding and unused Commitments (or, if no Lender meets such threshold, the Lender with the highest combined principal amount of Loans outstanding and unused Commitments) shall be entitled to designate one observer who shall at all times be an officer or employee of such Lender (the “Board Observer”) to attend any regular meeting (a “BOD

- 133 - 147066427v1 147066427v8 Meeting”) of the Board of Directors of the Parent (or its direct or indirect ultimate parent holding company) or any of its Subsidiaries (or, in each case, any relevant committees thereof), except that the Board Observer shall not be entitled to vote on matters presented to or discussed by the Board of Directors (or any relevant committee thereof) of the Parent (or its direct or indirect ultimate parent holding company) or any of its Subsidiaries at any such meetings. The Board Observer shall be timely notified of the time and place of any BOD Meetings (which shall be held no less than once per quarter) and will be given written notice of all proposed actions to be taken by the Board of Directors (or any relevant committee thereof) of the Parent (or its direct or indirect ultimate parent holding company) and any of its Subsidiaries at such meeting as if the Board Observer were a member thereof. Such notice shall describe in reasonable detail the nature and substance of the matters to be discussed and/or voted upon at such meeting (or the proposed actions to be taken by written consent without a meeting). The Board Observer shall have the right to receive all information provided to the members of the Board of Directors or any similar group performing an executive oversight or similar function (or any relevant committee thereof) of the Parent (or its direct or indirect ultimate parent holding company) and any of its Subsidiaries in anticipation of or at such meeting (regular or special and whether telephonic or otherwise), in addition to copies of the records of the proceedings or minutes of such meeting, when provided to the members, and the Board Observer shall keep such materials and information confidential in accordance with Section 12.19 of this Agreement. The Borrowers shall reimburse the Board Observer for all reasonable out-of-pocket costs and expenses incurred in connection with its participation in any such BOD Meeting. Notwithstanding the foregoing, the Board Observer may be excluded from access to any meeting of the Board of Directors (or any relevant committee thereof) of the Parent or any of its Subsidiaries or portion thereof (and from materials and information related thereto, including any summary of minutes of such meeting or portion thereof) to the extent the Parent reasonably determines in good faith (i) that such exclusion is necessary to preserve attorney-client privilege or (ii) that such meeting (or portion thereof) or materials present a bona fide conflict of interest between the Borrowers and the Agents and the Lenders. (q) Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as any Agent may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral or any other property of any Loan Party and its Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto each Secured Party the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes the Administrative Agent to execute any such agreements, instruments or other documents in such Loan Party's name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes the Administrative Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof. (r) CARES Act Indebtedness.

- 134 - 147066427v1 147066427v8 (i) Comply, in all material respects, with the SBA’s terms and conditions applicable to any CARES Act Indebtedness. (ii) Use the proceeds of any CARES Act Indebtedness solely for “allowable uses” of proceeds of an SBA PPP Loan as described in Section 1102 of the CARES Act. (iii) To the extent eligible, promptly use commercially reasonable efforts to apply for forgiveness of any CARES Act Indebtedness and submit all documents required to obtain forgiveness or other relief of such CARES Act Indebtedness by all deadlines required by the CARES Act (and provide documentation and status of such forgiveness to the Administrative Agent upon the Administrative Agent's reasonable request). (iv) Promptly (and in any event within 5 Business Days) upon execution and delivery thereof, provide copies of any material amendments, modifications, waivers, supplements or consents executed and delivered with respect to any CARES Act Indebtedness, and copies of any notices of default received by any Loan Party with respect to any CARES Act Indebtedness. (v) Promptly (and in any event within 5 Business Days) upon receipt or delivery thereof, provide copies of all material documents, applications and correspondence with any applicable lender or any applicable Governmental Authority received or delivered relating to any CARES Act Indebtedness, including with respect to loan forgiveness with respect to any CARES Act Indebtedness. (s) Retention of Financial Advisors. (i) (A) After written request from the Administrative Agent, retain a financial advisor acceptable to the Administrative Agent, the Term Loan B Lenders, the majority holders of the Series A Preferred Stock and the Loan Parties, on terms and conditions and with a scope of engagement reasonably acceptable in good faith to the Administrative Agent, the Term Loan B Lenders, the majority holders of the Series A Preferred Stock and the Loan Parties (the “Financial Advisor”); provided that such written request from the Administrative Agent shall specify the financial advisor acceptable to the Administrative Agent, the Term Loan B Lenders and the majority holders of the Series A Preferred Stock, provided further, that the agreement of the Loan Parties to the selection of the Financial Advisor and the Financial Advisor’s scope of engagement shall not be unreasonably withheld, conditioned or delayed. (B) Reasonably cooperate with the Financial Advisor and grant the Financial Advisor access to the books and records of the Loan Parties. (C) Permit the Administrative Agent (or its agents or advisors) to communicate directly with the Financial Advisor regarding any and all matters related to the Loan Parties and their Affiliates, including, without limitation, all financial reports and projections developed, reviewed or verified by the Financial Advisor and all additional information, reports and statements reasonably requested by the Administrative Agent (so long as the Loan Parties have the opportunity to be present for or to be copied on such communications, as applicable). (D) Authorize and direct the Financial Advisor to provide the Administrative Agent (or its agents or advisors) with copies of reports and other information or materials prepared or reviewed by the Financial Advisor as the Administrative Agent may reasonably request (with a copy to the Loan Parties, to the extent not previously provided to the Loan Parties).

- 135 - 147066427v1 147066427v8 (E) During the term of engagement of the Financial Advisor, host such periodic telephonic conference calls with the Financial Advisor, the Administrative Agent and the Lenders as the Administrative Agent may reasonably request to discuss such matters as the Administrative Agent may reasonably request. (ii) After written request from the Administrative Agent, retain an investment banker acceptable to the Administrative Agent on terms and conditions and with a scope of engagement reasonably acceptable in good faith to the Administrative Agent for the commencement of a refinancing and/or capital-raise process with respect to a Refinancing; provided that (A) such written request from the Administrative Agent shall specify at least three (3) investment bankers acceptable to the Administrative Agent, (B) the Loan Parties shall have the right, if exercised within five (5) Business Days, to propose two (2) investment bankers in addition to those specified by the Administrative Agent, (C) the Administrative Agent shall then specify two (2) investment bankers from those proposed pursuant to clauses (A) and (B) of this paragraph, (D) within five (5) Business Days after receipt of the list provided pursuant to clause (C) of this paragraph, the Loan Parties shall select the investment banker from such list and (E) all such proposed investment bankers shall be nationally or internationally recognized organizations with appropriate industry concentration expertise. (t) Stock Repurchase Investment. On or prior to the Stock Repurchase Investment Date, the Loan Parties shall have received the proceeds of an issuance of Qualified Equity Interests or cash contributions to the capital of the Parent in an amount not less than $5,000,000 (the “Stock Repurchase Investment”). (u) Bi-Weekly Calls. Commencing on the Amendment No. 13 Effective Date, participate in bi-weekly telephone meetings with the Agents and the Lenders (on dates and at times reasonably requested by the Agents). Section 7.02 Negative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing: (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any Requirement of Law of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof) other than, as to all of the above, Permitted Liens. (b) Indebtedness. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness. (c) Fundamental Changes; Dispositions. (i) Wind-up, liquidate or dissolve, or enter into any merger, consolidation, amalgamation, reorganization, recapitalization or statutory division (including, without limitation, by means of a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law), or permit any of its Subsidiaries to do (or agree to do) any of the

- 136 - 147066427v1 147066427v8 foregoing; provided, however, that any wholly-owned Subsidiary of any Loan Party (other than a Borrower) may be merged into such Loan Party or another wholly-owned Subsidiary of such Loan Party, or may consolidate or amalgamate with another wholly-owned Subsidiary of such Loan Party, so long as (A) no other provision of this Agreement would be violated thereby, (B) such Loan Party gives the Agents at least 30 days' prior written notice of such merger, consolidation or amalgamation accompanied by true, correct and complete copies of all material agreements, documents and instruments relating to such merger, consolidation or amalgamation, including, without limitation, the certificate or certificates of merger or amalgamation to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing), (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, consolidation or amalgamation and (E) the surviving Subsidiary, if any, if not already a Loan Party, is joined as a Loan Party hereunder pursuant to a Joinder Agreement and is a party to a Security Agreement and the Equity Interests of such Subsidiary is the subject of a Security Agreement, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation; or (ii) Make any Disposition, whether in one transaction or a series of related transactions, of all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that any Loan Party and its Subsidiaries may make Permitted Dispositions. (d) Change in Nature of Business. (i) Make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in Section 6.01(l). (ii) Permit the Parent, Mondee Holdings II nor Mondee Brazil to have any material liabilities (other than liabilities arising under the Loan Documents, the Transaction Documents (as defined in the Business Combination Agreement), the Orinter Acquisition Documents, the Interep Acquisition Documents, the Consolid Mexico Acquisition Documents, the Skypass Acquisition Documents, its Equity Interests, applicable securities laws or tax liabilities), own any material assets (other than the Equity Interests of its Subsidiaries) or engage in any operations or business (other than the ownership of its Subsidiaries or relating to or arising out of compliance obligations as a public company). (e) Loans, Advances, Investments, Etc. Make or commit or agree to make, or permit any of its Subsidiaries make or commit or agree to make, any Investment in any other Person except for Permitted Investments. (f) Sale and Leaseback Transactions. Enter into, or permit any of its Subsidiaries to enter into, any Sale and Leaseback Transaction. (g) [Intentionally Omitted]. (h) Restricted Payments. Make or permit any of its Subsidiaries to make any Restricted Payment other than Permitted Restricted Payments. (i) Federal Reserve Regulations. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

- 137 - 147066427v1 147066427v8 (j) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) transactions consummated in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, and that are fully disclosed to the Agents prior to the consummation thereof, if they involve one or more payments by the Parent or any of its Subsidiaries in excess of $500,000 for any single transaction or series of related transactions, (ii) transactions with another Loan Party, (iii) transactions permitted by Section 7.02(e) and Section 7.02(g), (iv) sales of Qualified Equity Interests of the Parent to Affiliates of the Parent not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith, (v) transactions between a Loan Party and a Foreign Subsidiary of the Parent or Metaminds, so long as such transactions are (A) entered into between such Loan Party and such Foreign Subsidiary or Metaminds in the ordinary course of business on terms no less favorable to such Loan Party than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, (B) made pursuant to pricing arrangements between such Loan Party and such Foreign Subsidiary or Metaminds that are (except to the extent a Loan Party is required to pay a higher price in conformance with legal requirements of the jurisdiction in which such Foreign Subsidiary or Metaminds operates) based solely on the costs incurred by such Foreign Subsidiary or Metaminds, and (C) limited to amounts required to be paid pursuant to a service agreement or similar documented arrangement (as in effect after the later of 6 months after the Effective Date or (in the case of Foreign Subsidiaries formed or acquired after the Effective Date) 6 months after such Foreign Subsidiary became a Subsidiary of the Parent) setting forth the terms of such transactions, (vi) any payments pursuant to a tax sharing agreement between a Borrower and any other Person with which such Borrower files a consolidated, combined, or unitary return or with which such Borrower is part of a consolidated group for consolidated, combined or unitary tax purpose, only to the extent necessary to pay Taxes with respect to the income of such other Person, (vii) reasonable and customary director and officer compensation (including bonuses and stock option programs), benefits and indemnification arrangements, in each case approved by the Board of Directors (or a committee thereof) of such Loan Party or such Subsidiary, and (viii) any transaction described on Schedule 7.02(j). (k) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Equity Interests of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 7.02(k) shall prohibit or restrict compliance with: (A) this Agreement and the other Loan Documents; (B) any agreement in effect on the date of this Agreement and described on Schedule 7.02(k), or any extension, replacement or continuation of any such agreement; provided, that, any such encumbrance or restriction contained in such extended, replaced or continued

- 138 - 147066427v1 147066427v8 agreement is no less favorable to the Agents and the Lenders than the encumbrance or restriction under or pursuant to the agreement so extended, replaced or continued; (C) any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state, provincial or territorial corporate statutes restricting the payment of dividends in certain circumstances); (D) in the case of clause (iv), (1) customary restrictions on the subletting, assignment or transfer of any specified property or asset set forth in a lease, license, asset sale agreement or similar contract for the conveyance of such property or asset and (2) instrument or other document evidencing a Permitted Lien (or the Indebtedness secured thereby) from restricting on customary terms the transfer of any property or assets subject thereto; (E) customary restrictions on dispositions of real property interests in reciprocal easement agreements; (F) customary restrictions in agreements for the sale of assets on the transfer or encumbrance of such assets during an interim period prior to the closing of the sale of such assets; or (G) customary restrictions in contracts that prohibit the assignment of such contract. (l) Limitations on Negative Pledges. Enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Loan Party or any Subsidiary of any Loan Party to create, incur or permit to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except the following: (i) this Agreement and the other Loan Documents, (ii) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 7.02(b) of this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iii) any customary restrictions and conditions contained in agreements relating to the sale or other disposition of assets or of a Subsidiary pending such sale or other disposition; provided that such restrictions and conditions apply only to the assets or Subsidiary to be sold or disposed of and such sale or disposition is permitted hereunder, and (iv) customary provisions in leases restricting the assignment or sublet thereof. (m) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries' Indebtedness (other than, solely to the extent required by applicable law, any CARES Act Indebtedness, CEBA Indebtedness or HASCAP Indebtedness) or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would add any covenant or event of default, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Lenders or the issuer of such Indebtedness in any respect;

- 139 - 147066427v1 147066427v8 (ii) except for the Obligations (and other than any CARES Act Indebtedness, CEBA Indebtedness or HASCAP Indebtedness, in each case solely to the extent required by applicable law), (A) make any voluntary or optional payment (including, without limitation, any payment of interest in cash that, at the option of the issuer, may be paid in cash or in kind), prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries' Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), (B) refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (other than with respect to Permitted Refinancing Indebtedness), (C) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Subordinated Indebtedness in violation of the subordination provisions thereof or any subordination agreement with respect thereto, or (D) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing; (iii) amend, modify or otherwise change any of its Governing Documents (including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it) with respect to any of its Equity Interests (including any shareholders' agreement), or enter into any new agreement with respect to any of its Equity Interests, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, provided that no such amendment, modification or change or new agreement or arrangement shall (A) provide for any plan of division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any similar statute or provision under applicable law), (B) with respect to the Parent Operating Agreement or any other Governing Document of the Parent, provide any additional voting rights thereunder to any class of units issued thereunder other than the Parent Class A Units and the Parent Class B Units, or (C) with respect to the Preferred COD, amend, modify or otherwise change Section 4, 8, 10 or 11 of the Preferred COD in a manner that would be adverse to the Parent or any of its Subsidiaries or any Agent or any Lender without the prior written consent of the Administrative Agent; or (iv) agree to any amendment, modification or other change to or waiver of any of its rights under any Falcon Acquisition Document, any Kilimanjaro Acquisition Document, any Rocketrip Acquisition Document, any Orinter Acquisition Document, any Interep Acquisition Document, any Consolid Mexico Acquisition Document, any Skypass Acquisition Document or any other Material Contract (including, without limitation, any other acquisition document executed or delivered in connection with a Permitted Acquisition) if such amendment, modification, change or waiver would be adverse in any material respect to any Loan Party or any of its Subsidiaries or the Agents and the Lenders.; or (v) agree to any amendment, modification or other change to or waiver of any of its rights under the L/C Beneficiary Agreement without the prior written consent of the L/C Issuer. (n) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.

- 140 - 147066427v1 147066427v8 (o) ERISA; Canadian Pension Plans. (i) ERISA. Except as could not reasonably be expected to have a Material Adverse Effect, (A) cause or fail to prevent, or permit any of its ERISA Affiliates to cause or fail to prevent, an ERISA Event, or (B) adopt, or permit any of its ERISA Affiliates to adopt, any employee welfare benefit plan within the meaning of Section 3(1) of ERISA that provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or other Requirements of Law. (ii) Canadian Pension Plans. (A) Maintain, sponsor, administer, contribute to, participate in or assume or incur any liability in respect of any Canadian DB Pension Plan, or acquire an interest in any Person if such Person sponsors, administers, contributes to, participates in or has any liability in respect of, any Canadian DB Pension Plan. (B) Contribute to or assume any obligation to contribute to any new “multi-employer pension plan” as such term is defined in the Pension Benefits Act (Ontario) or any similar plan under pension standards laws in another jurisdiction. (C) Fail to withhold, make, remit or pay when due or permit any other Loan Party to fail to withhold, make, remit or pay when due any material withheld employee or employer payments, material contributions or premiums to or in respect of any Canadian Pension Plan or Canadian Benefit Plan pursuant to the terms of the particular plan, any applicable collective bargaining agreement or participation agreement or applicable laws. (p) Environmental. Permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials at any property owned, leased or operated by it or any of its Subsidiaries, except in compliance with Environmental Laws (other than any noncompliance that could not reasonably be expected to result in any material Environmental Claim or Environmental Liability). (q) Accounting Methods. Modify or change, or permit any of its Subsidiaries to modify or change, its method of accounting or accounting principles (including, without limitation, accounting for the capitalization of software costs) from those utilized in the preparation of the Financial Statements (other than as may be required to conform to GAAP). (r) Sanctioned Persons; Anti-Bribery and Corruption Laws; Anti-Money Laundering Laws. (i) Conduct, nor permit any of its Subsidiaries to conduct, any business or engage in any transaction or deal with or for the benefit of any Sanctioned Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Sanctioned Person, that would result in a violation of any Sanctions; or (ii) Use, nor permit any of its Subsidiaries to use, directly or indirectly, any of the proceeds of any Loan, (A) to fund any activities or business of or with any Sanctioned Person, or in any other manner, that would result in a violation of any Sanctions by any Person (including by any Person participating in any Loan, whether as underwriter, advisor, investor or otherwise), (B) for the purpose of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti- Bribery and Corruption Law, or (C) in

- 141 - 147066427v1 147066427v8 violation of any Anti-Money Laundering Laws or to fund any activities or business that would violate Anti-Money Laundering Laws. Section 7.03 Financial Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing: (a) Capital Expenditures. Make or permit any of its Subsidiaries to make any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all Capital Expenditures made by the Loan Parties and their Subsidiaries to exceed $5,280,000 during the Fiscal Year ending December 31, 2021; provided, that in the event that the Borrowers fail to comply with the requirements of this Section 7.03(a) for the Fiscal Year ending December 31, 2021, from and after the day on which financial statements are required to be delivered with respect to the Fiscal Year ending December 31, 2021 until the expiration of the 10th day after the date on which such financial statements are required to be delivered, the Parent shall have the right to issue Qualified Equity Interests for cash or otherwise receive cash contributions to the capital of the Parent in an amount equal to the excess Capital Expenditures for such Fiscal Year (each, a “CapEx Equity Contribution”), and in each case, to contribute such cash to the capital of the Borrowers (the “CapEx Cure Right”); provided that (i) such proceeds are actually received by the Borrowers no later than 10 days after the date on which financial statements are required to be delivered with respect to the Fiscal Year ending December 31, 2021, (ii) such proceeds do not exceed the aggregate amount of Capital Expenditures in excess of $5,280,000 for such Fiscal Year, and (iii) such proceeds shall be applied to prepay the Loans in accordance with Section 2.05(c)(v). After application of the proceeds of the CapEx Equity Contribution in accordance with this Section 7.03(a), the Borrowers shall be deemed to have satisfied the requirements of this Section as of the relevant date of determination with the same effect as though there had been no failure to comply on such date, and the breach or default of this Section 7.03(a) that had occurred shall be deemed cured for purposes of this Agreement. The parties hereby acknowledge that this Section may not be relied on for purposes of calculating any financial ratios other than as applicable to this Section 7.03(a) and shall not result in any adjustment to any amounts other than the amount of Capital Expenditures referred to in the immediately preceding sentence. Neither any Agent nor any Lender may take any action to foreclose on, or take possession of, the Collateral, accelerate any Obligations, terminate any Commitments or otherwise exercise any rights or remedies under Section 9.01 (or under any other Loan Document) or under any applicable laws on the basis of any actual or purported Event of Default in respect of this Section 7.03(a) (and any related Default or Event of Default arising therefrom) until the date that is the earlier of (A) the date on which the right to exercise the CapEx Cure Right has expired without the CapEx Cure Right having been exercised and (B) the date that the Administrative Agent receives notice from an Authorized Officer of the Loan Parties that the CapEx Cure Right will not be exercised for the applicable period; provided, that during such time, no Lender shall be required to make a Loan hereunder. (b) Minimum Consolidated EBITDA Less CapEx. Permit the result of (i) Consolidated EBITDA of the Parent and its Subsidiaries for any period of 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries for which the last Fiscal Quarter ends on a date set forth below minus (ii) the aggregate amount of Capital Expenditures of the Parent and its Subsidiaries for such period, to be less than the amount set forth opposite such date: Fiscal Quarter End Consolidated EBITDA Minus Capital Expenditures December 31, 2024 $10,000,000

- 142 - 147066427v1 147066427v8 Fiscal Quarter End Consolidated EBITDA Minus Capital Expenditures March 31, 2025 $15,000,000 June 30, 2025 $20,567,790 September 30, 2025 $23,936,709 December 31, 2025 $28,256,108 March 31, 2026 $29,483,790 June 30, 2026 $29,796,368 September 30, 2026 $30,203,515 December 31, 2026 $30,388,914 March 31, 2027 $30,922,990 June 30, 2027 $31,484,730 September 30, 2027 $32,031,482 December 31, 2027 $32,628,359 March 31, 2028 $33,189,139 June 30, 2028 $33,778,967 (c) Leverage Ratio. Permit the Leverage Ratio of the Parent and its Subsidiaries as of the last day of any period of 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries for which the last Fiscal Quarter ends on a date set forth below to be greater than the applicable ratio set forth opposite such date: Fiscal Quarter End Leverage Ratio December 31, 2024 7.50 to 1.00 March 31, 2025 6.25 to 1.00 June 30, 2025 5.50 to 1.00 September 30, 2025 5.00 to 1.00 December 31, 2025 4.75 to 1.00 March 31, 2026 4.50 to 1.00 June 30, 2026 4.50 to 1.00

- 143 - 147066427v1 147066427v8 September 30, 2026 4.50 to 1.00 December 31, 2026 4.50 to 1.00 March 31, 2027 4.50 to 1.00 June 30, 2027 4.50 to 1.00 September 30, 2027 4.50 to 1.00 December 31, 2027 4.25 to 1.00 March 31, 2028 4.25 to 1.00 June 30, 2028 4.00 to 1.00 (d) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries as of the last day of any period of 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries for which the last Fiscal Quarter ends on a date set forth below to be less than the applicable ratio set forth opposite such date: Fiscal Quarter End Fixed Charge Coverage Ratio December 31, 2024 0.75 to 1.00 March 31, 2025 0.90 to 1.00 June 30, 2025 0.95 to 1.00 September 30, 2025 0.95 to 1.00 December 31, 2025 0.95 to 1.00 March 31, 2026 0.95 to 1.00 June 30, 2026 1.00 to 1.00 September 30, 2026 1.00 to 1.00 December 31, 2026 1.00 to 1.00 March 31, 2027 1.00 to 1.00 June 30, 2027 1.00 to 1.00 September 30, 2027 1.00 to 1.00 December 31, 2027 1.00 to 1.00 March 31, 2028 1.00 to 1.00

- 144 - 147066427v1 147066427v8 June 30, 2028 1.00 to 1.00 (e) Liquidity. For the period (i) commencing on the Amendment No. 21 Effective Date through and including December 31, 2024, permit the unrestricted cash and Cash Equivalents (minus the aggregate amount of all trade payables or other amounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables (excluding (A) Excess Payables identified to the Agents in writing prior to the Amendment No. 12 Effective Date and agreed to in writing by the Agents to be excluded in “Excess Payables” solely for purposes of this Section 7.03(e)(i) and (B) additional Excess Payables in an aggregate amount not to exceed $5,600,000) of the Parent and its Subsidiaries to be less than $10,000,000 for any period of five (5) consecutive Business Days and (ii) commencing on January 1, 2025 and thereafter, permit the unrestricted cash and Cash Equivalents (minus the aggregate amount of all trade payables or other amounts payable of the Loan Parties and their Subsidiaries at such time that constitute Excess Payables (excluding (A) Excess Payables identified to the Agents in writing prior to the Amendment No. 12 Effective Date and agreed to in writing by the Agents to be excluded in “Excess Payables” solely for purposes of this Section 7.03(e)(ii) and (B) during the period from January 1, 2025 through and including March 31, 2025, additional Excess Payables in an aggregate amount not to exceed $2,800,000) of the Parent and its Subsidiaries to be less than $12,500,000 for any period of five (5) consecutive Business Days. ARTICLE VIII CASH MANAGEMENT ARRANGEMENTS AND OTHER COLLATERAL MATTERS Section 8.01 Cash Management Arrangements. (a) The Loan Parties shall (i) establish and maintain cash management services of a type and on terms reasonably satisfactory to the Administrative Agent at one or more of the banks set forth on Schedule 8.01 (each a “Cash Management Bank”) and (ii) except as otherwise provided under Section 8.01(b), deposit or cause to be deposited promptly, and in any event no later than 3 Business Days after the date of receipt thereof, all proceeds in respect of any Collateral, all Collections (of a nature susceptible to a deposit in a bank account) and all other amounts received by any Loan Party (including payments made by Account Debtors directly to any Loan Party) into a Cash Management Account. (b) On or prior to the Control Agreement Deadline, the Loan Parties shall, with respect to each Cash Management Account (other than Excluded Accounts), deliver to the Administrative Agent a Control Agreement with respect to such Cash Management Account. The Loan Parties shall not maintain, and shall not permit any of their Subsidiaries to maintain, cash, Cash Equivalents or other amounts in any deposit account or securities account after the Control Agreement Deadline, unless the Administrative Agent shall have received a Control Agreement in respect of each such Cash Management Account (other than Excluded Accounts). (c) Upon the terms and subject to the conditions set forth in a Control Agreement with respect to a Cash Management Account, all amounts received in such Cash Management Account shall at the Administrative Agent's direction be wired each Business Day into the Administrative Agent's Account, except that, so long as no Event of Default has occurred and is continuing, the Administrative Agent will not direct the Cash Management Bank to transfer funds in such Cash Management Account to the Administrative Agent's Account. (d) So long as no Default or Event of Default has occurred and is continuing, the Borrowers may amend Schedule 8.01 to add or replace a Cash Management Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be reasonably

- 145 - 147066427v1 147066427v8 satisfactory to the Administrative Agent and the Administrative Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, each Loan Party and such prospective Cash Management Bank shall have executed and delivered to the Administrative Agent a Control Agreement. ARTICLE IX EVENTS OF DEFAULT Section 9.01 Events of Default. Each of the following events shall constitute an event of default (each, an “Event of Default”): (a) any Borrower shall (i) fail to pay, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (A) any interest on any Loan, any Agent Advance or any fee, indemnity or other amount payable under this Agreement (other than any portion thereof constituting principal of the Loans) or any other Loan Document, and such failure continues for a period of 3 Business Days or (B) all or any portion of the principal of the Loans or (ii) fail to make the prepayment of the Term Loan specified in the SPAC Prepayment Notice delivered to the Administrative Agent in the amount or on the date set forth in such notice; (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any certificate or other writing delivered to any Secured Party pursuant to any Loan Document shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or “Material Adverse Effect” in the text thereof) when made or deemed made; (c) (i) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 7.01(a), Section 7.01(c), Section 7.01(d), Section 7.01(f), Section 7.01(k), Section 7.01(m), Section 7.01(r), Section 7.01(s), Section 7.01(u), Section 7.02 or Section 7.03 or Article VIII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in any Security Agreement to which it is a party, any Brazil Security Document to which it is a party, any Mexican Security Document to which it is a party or any Mortgage to which it is a party, (ii) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 7.01(t) and such failure, in the case of this subclause (ii), shall remain unremedied for 7 days or (iii) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 7.01(h) and such failure, in the case of this subclause (iii), if capable of being remedied, shall remain unremedied for 10 days after the earlier of the date a senior officer of any Loan Party has knowledge of such failure and the date written notice of such default shall have been given by the Administrative Agent to such Loan Party; (d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after the earlier of the date a senior officer of any Loan Party has knowledge of such failure and the date written notice of such default shall have been given by the Administrative Agent to such Loan Party; (e) any Loan Party or any of its Subsidiaries shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any principal, interest or

- 146 - 147066427v1 147066427v8 other amount payable in respect of Indebtedness (excluding Indebtedness evidenced by this Agreement or any Loan Document) having an aggregate amount outstanding in excess of $2,500,000, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof; (f) any Loan Party or any of its Subsidiaries (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Debtor Relief Law, or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, receiver and manager, monitor, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f); (g) any proceeding shall be instituted against any Loan Party or any of its Subsidiaries under any Debtor Relief Law seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, receiver and manager, monitor, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, interim receiver, receiver and manager, monitor, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur; (h) any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document; (i) any Security Agreement, any Brazil Security Document, any Mexican Security Document, any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties on any Collateral having a fair market value in excess of $5,000,000 purported to be covered thereby; (j) one or more judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of money exceeding $2,500,000 in the aggregate (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has been notified and has not denied

- 147 - 147066427v1 147066427v8 coverage) shall be rendered against any Loan Party or any of its Subsidiaries and remain unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of 20 consecutive days after entry thereof during which (A) a stay of enforcement thereof is not be in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal; (k) any Loan Party or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting, or otherwise ceases to conduct for any reason whatsoever, all or any material part of its business for a period which materially and adversely affects the ability of such Person to continue its business on a profitable basis; (l) any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes for a period of more than 5 days the cessation or substantial curtailment of revenue producing activities at any facility of any Loan Party, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; (m) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; (n) the indictment, or the threatened indictment of any Loan Party or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Loan Party or any of its Subsidiaries pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person; (o) (i) there shall occur one or more ERISA Events that individually or in the aggregate results in, or could reasonably be expected to result in, liability of any Loan Party or any of its ERISA Affiliates in excess of $2,500,000, (ii) there exists any fact or circumstance that could reasonably be expected to result in the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or Section 4068 of ERISA upon the property or rights to property of any Loan Party or any of its ERISA Affiliates, or (iii) one or more Foreign Plan Events shall have occurred that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (p) (i) there shall occur and be continuing any “Event of Default” (or any comparable term) under, and as defined in the documents evidencing or governing any Subordinated Indebtedness, (ii) any of the Obligations for any reason shall cease to be “Senior Indebtedness” or “Designated Senior Indebtedness” (or any comparable terms) under, and as defined in the documents evidencing or governing any Subordinated Indebtedness, (iii) any Indebtedness other than the Obligations shall constitute “Designated Senior Indebtedness” (or any comparable term) under, and as defined in, the documents evidencing or governing any Subordinated Indebtedness, (iv) any holder of Subordinated Indebtedness shall fail to perform or comply with any of the subordination provisions of the documents evidencing or governing such Subordinated Indebtedness, or (v) the subordination provisions of the documents evidencing or governing any Subordinated Indebtedness shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness; (q) a Refinancing Milestone Event shall have occurred; or

- 148 - 147066427v1 147066427v8 (r) a Change of Control shall have occurred; or (s) any Loan Party or any of its Subsidiaries shall lose, fail to keep in force, suffer the termination (prior to the scheduled expiration thereof), suspension or revocation of, or terminate (prior to the scheduled expiration thereof), forfeit, or suffer a material adverse amendment to: (i) if the Leverage Ratio of the Parent and its Subsidiaries (calculated using the Consolidated EBITDA of the Parent and its Subsidiaries measured for the most recent 4 consecutive Fiscal Quarters of the Parent and its Subsidiaries for which financial statements of the Parent and its Subsidiaries have been (or are required to have been) received by the Administrative Agent pursuant to Section 7.01(a) and the Indebtedness of the Parent and its Subsidiaries as of the date of such termination, suspension, revocation, forfeiture or material adverse amendment) exceeds 3.25 to 1.00, the American Express Contract during any American Express Material Contract Period; (ii) two or more Specified Material Contracts over any 12 calendar month period, if the effect thereof would be to (A) reduce domestic or international per segment charges thereunder by more than 10%, (B) change the timing of payments thereunder or (C) result in the termination thereof; or (t) the Parent or any of its Subsidiaries shall default in the observance or performance of any term, provision or agreement contained in the Preferred COD that is, directly or indirectly, incorporated by reference from, or derivative of any term, provision or agreement contained in, the Financing Agreement or any other Loan Document, and such default shall continue unremedied beyond, or shall not be waived by holders of a majority of the Series A Preferred Stock prior to the expiration of, the applicable grace or cure period therefor in the Preferred COD; then, and in any such event, the Administrative Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Loans then outstanding to be accelerated and due and payable, whereupon all or such portion of the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents (including, without limitation, the Applicable Premium) shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01 with respect to any Loan Party, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, all Commitments shall automatically terminate and all Loans then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents (including, without limitation, the Applicable Premium) shall be accelerated and become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party. Upon termination of the Commitments pursuant to this Section 9.01, the Borrowers shall automatically be obligated to provide (and the Borrowers agree that they will provide) Letter of Credit Collateralization to the L/C Issuer to be held as security for the Borrowers’ reimbursement and payment obligations in respect of the L/C Facility. Section 9.02 Cure Right. In the event that the Borrowers fail to comply with the requirements of any financial covenant set forth in clause (b), (c) or (d) of Section 7.03, from and after the day on which financial statements are required to be delivered with respect to the applicable Fiscal Quarter hereunder until the expiration of the 10th day after the date on which financial statements are

- 149 - 147066427v1 147066427v8 required to be delivered with respect to such Fiscal Quarter, the Parent shall have the right to issue Permitted Cure Equity for cash or otherwise receive cash contributions to the capital of the Parent, and, in each case, to contribute any such cash to the capital of the Borrowers, and apply the amount of the proceeds thereof to increase Consolidated EBITDA and Unadjusted EBITDA with respect to such applicable Fiscal Quarter (the “Cure Right”); provided that (a) such proceeds are actually received by the Borrowers no later than 10 days after the date on which financial statements are required to be delivered with respect to such Fiscal Quarter, (b) such proceeds do not exceed the aggregate amount necessary to cure (by addition to Consolidated EBITDA or Unadjusted EBITDA, as applicable) such Event of Default under Section 7.03 for such period, (c) the Cure Right shall not be exercised more than 5 times during the term of the Loans, (d) in each period of four Fiscal Quarters, there shall be at least 2 consecutive Fiscal Quarters during which the Cure Right is not exercised, (e) such proceeds shall be applied to prepay the Loans in accordance with Section 2.05(c)(v), and (f) there shall be no pro forma reduction in Indebtedness with the proceeds of the Cure Right for purposes of determining compliance with the financial covenants in Section 7.03 or for determining any pricing, financial covenant based conditions or baskets with respect to the covenants contained in this Agreement, in each case, in the Fiscal Quarter in which the Cure Right is used or subsequent periods that include such Fiscal Quarter. If, after giving effect to the foregoing pro forma adjustment (but not, for the avoidance of doubt, giving pro forma adjustment to any repayment of Indebtedness in connection therewith), the Borrowers are in compliance with the applicable financial covenants set forth in Section 7.03, the Borrowers shall be deemed to have satisfied the requirements of such Section as of the relevant date of determination with the same effect as though there had been no failure to comply on such date, and the applicable breach or default of such Section 7.03 that had occurred shall be deemed cured for purposes of this Agreement. The parties hereby acknowledge that this Section may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.03 and shall not result in any adjustment to any amounts other than the amount of the Consolidated EBITDA and Unadjusted EBITDA referred to in the immediately preceding sentence. Neither any Agent nor any Lender may take any action to foreclose on, or take possession of, the Collateral, accelerate any Obligations, terminate any Commitments or otherwise exercise any rights or remedies under Section 9.01 (or under any other Loan Document) or under any applicable laws on the basis of any actual or purported Event of Default in respect of Section 7.03(b), (c) or (d) (and any related Default or Event of Default arising therefrom) until the date that is the earlier of (i) the date on which the right to exercise the Cure Right has expired without the Cure Right having been exercised and (ii) the date that the Administrative Agent receives notice from an Authorized Officer of the Loan Parties that the Cure Right will not be exercised for the applicable period; provided, that during such time, no Lender shall be required to make a Loan hereunder. ARTICLE X AGENTS Section 10.01 Appointment. (a) Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints, authorizes and empowers the Administrative Agent to perform the duties of the Administrative Agent as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent and to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by the Administrative Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for any Agent's inadvertent failure to distribute any such notices or agreements to the

- 150 - 147066427v1 147066427v8 Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Loans and Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; (viii) subject to Section 10.03, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations); and (ix) to act with respect to all Collateral under the Loan Documents, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loans), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders or the Required Term Loan Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders or the Required Term Loan Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Lenders and all makers of Loans; provided, however, the Administrative Agent shall not be required to take any action which, in the reasonable opinion of such Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. (b) Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints, authorizes and empowers the Revolving Agent to perform its duties as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including: (i) to receive on behalf of each Revolving Loan Lender any payment of principal of or interest on the Revolving Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Revolving Loan Lenders and paid to the Revolving Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Revolving Loan Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Revolving Loan Lender copies of all material notices and agreements received by the Revolving Agent and not required to be delivered to each Revolving Loan Lender pursuant to the terms of this Agreement, provided, that the Revolving Agent shall not have any liability to the Lenders for its inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Revolving Loans, and related matters; (iv) to make the Revolving Loans, for the Revolving Agent or on behalf of the applicable Revolving Loan Lenders as provided in this Agreement or any other Loan Document; (v) to perform, exercise, and enforce any and all other rights and remedies of the Revolving Loan Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by the Revolving Agent of the rights and remedies specifically authorized to be exercised by the Revolving Agent by the terms of this Agreement or any other Loan Document; (vi) to incur and pay such fees necessary or

- 151 - 147066427v1 147066427v8 appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (vii) subject to Section 10.03, to take such action as the Revolving Agent deems appropriate on its behalf to administer the Revolving Loans and the Loan Documents and to exercise such other powers delegated to the Revolving Agent by the terms hereof or the other Loan Documents. As to any matters not expressly provided for by this Agreement and the other Loan Documents, the Revolving Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders or the Required Revolving Loan Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders or the Required Revolving Loan Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Revolving Loan Lenders; provided, however, the Revolving Agent shall not be required to take any action which, in the reasonable opinion of the Revolving Agent, exposes the Revolving Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. Section 10.02 Nature of Duties; Delegation. (a) The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral without reliance upon any Agent or any other Lender or any of their Related Parties, and neither the Agents nor any of their Related Parties shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If any Agent seeks the consent or approval of the Required Lenders, the Required Term Loan Lenders or the Required Revolving Loan Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders, the Required Term Loan Lenders or the Required Revolving Loan Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) have instructed such Agent to act or refrain from acting pursuant hereto. (b) Each Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any of its Related Parties or any other trustee, co-agent, employee, attorney-in-fact and any other Person (including any Lender). Any such Person shall benefit from this Article X to the extent provided by the applicable Agent. Section 10.03 Rights, Exculpation, Etc. The Agents and their Related Parties shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Loan as the owner thereof until the applicable

- 152 - 147066427v1 147066427v8 Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the applicable Agent; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.03, and if any such apportionment or distribution is subsequently determined to have been made in error, and the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders, the Required Term Lenders or the Required Revolving Loan Lenders, as applicable (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders, the Required Term Loan Lenders or the Required Revolving Loan Lenders, as applicable (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default until it receives written notice from either the Administrative Borrower or the Lenders conspicuously labelled “notice of default.” Section 10.04 Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. Section 10.05 Indemnification. To the extent that any Agent or any Related Party of the foregoing is not reimbursed and indemnified by any Loan Party, and whether or not such Agent has made demand on any Loan Party for the same, the Lenders will, within five days of written demand by such Agent, reimburse such Agent and such Related Parties for and indemnify such Agent and such Related Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to such Agent and such Related Parties), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent and the Related

- 153 - 147066427v1 147066427v8 Parties in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent and such Related Parties under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination from a court of competent jurisdiction that such liability resulted from such Agent's or such Related Party’s gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement. Section 10.06 Agents Individually. With respect to its Pro Rata Share of the Total Commitment hereunder and the Loans made by it, the applicable Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of a Loan. The terms "Lenders", "Required Lenders", "Required Term Loan Lenders", "Required Revolving Loan Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required Lenders, one of the Required Term Loan Lenders or one of the Required Revolving Loan Lenders. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders. Section 10.07 Successor Agent. (a) Any Agent may at any time give at least 30 days prior written notice of its resignation to the Lenders and the Administrative Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Administrative Borrower (which consent of the Administrative Borrower (i) shall not be unreasonably withheld, conditioned or delayed, (ii) shall be deemed to have been given by the Administrative Borrower if the Administrative Borrower has not positively denied such consent within 5 Business Days of written request therefor, (iii) shall not be required during the continuance of an Event of Default and (iv) shall not be required in connection with the appointment of any Lender as a successor Agent), to appoint a successor Agent for such resigning Agent. If no such successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent. Whether or not a successor Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) With effect from the Resignation Effective Date, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the retiring Agent on behalf of the Secured Parties under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time, if any, as a successor Agent shall have been appointed as provided for above. Upon the acceptance of a successor's Agent's appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. After the retiring Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article, Section 12.04 and Section 12.15 shall continue in effect for the benefit of such retiring Agent in respect of any actions taken or omitted to be taken by it while the retiring Agent was acting as Agent. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing,

- 154 - 147066427v1 147066427v8 neither the Required Lenders nor the retiring Agent may appoint as a successor Agent any Disqualified Lender. Section 10.08 Collateral Matters. (a) The Administrative Agent may from time to time make such disbursements and advances (“Agent Advances”) which the Administrative Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to Loans that are Reference Rate Loans. The Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.01. The Administrative Agent shall notify each Lender and the Administrative Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Administrative Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. (b) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans and all other Obligations (other than Contingent Indemnification Obligations) in accordance with the terms hereof; or constituting property being sold or disposed of in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders in accordance with Section 12.02. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b). (c) Without in any manner limiting the Administrative Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Administrative Agent, the authority to release Collateral conferred upon the Administrative Agent under Section 10.08(b). Upon receipt by the Administrative Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Secured Parties upon such Collateral; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in any Agent's opinion, would expose any Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

- 155 - 147066427v1 147066427v8 (d) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, each Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral under any Loan Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent for the benefit of the Secured Parties in accordance with the terms thereof, (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and (iii) the Administrative Agent, as agent for and representative of the Secured Parties (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled (either directly or through one or more acquisition vehicles) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral to be sold (A) at any public or private sale, (B) at any sale conducted by the Administrative Agent under the provisions of the Uniform Commercial Code (including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code), (C) at any sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable law or (D) any sale conducted pursuant to the provisions of any Debtor Relief Law (including Section 363 of the Bankruptcy Code), to use and apply all or any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale. (e) The Administrative Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Administrative Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Administrative Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given the Administrative Agent's own interest in the Collateral as one of the Lenders and that the Administrative Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein. (f) In furtherance of the foregoing, and for purposes of any Lien on any Collateral governed by the laws of Mexico, each Lender hereby appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted to the Administrative Agent by any Loan Party and/or any Consolid Mexico Subsidiary or Skypass Mexico to secure any of the Obligations, together with such powers as are reasonably incidental thereto. Consequently, for Mexican law purposes, each of the Lenders hereby irrevocably appoints, designates and authorizes the Administrative Agent to act on its behalf as comisionista mercantil con representación pursuant to Articles 273, 274 and other applicable articles of the Commerce Code (Código de Comercio) of Mexico, hereunder and under the other corresponding Loan Documents. Additionally, each of the Lenders authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to such Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Furthermore, each of the Lenders hereby authorizes the Administrative Agent to delegate the above mentioned comisión mercantil con representación pursuant to Article 280 and any other applicable articles of the Commerce Code (Código de Comercio) of Mexico to the extent permitted by and under the terms provided in any Loan Document.

- 156 - 147066427v1 147066427v8 Section 10.09 Agency for Perfection. Each Agent and each Lender hereby appoints each other Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Secured Parties as secured party. Should any Agent or any Lender obtain possession or control of any such Collateral, such Agent or such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent's request therefor shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent's instructions. In addition, the Administrative Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable federal, state, provincial or territorial law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing. Section 10.10 No Reliance on any Agent's Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on any Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other requirements imposed by the USA PATRIOT Act or the regulations issued thereunder, including the regulations set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced (“CIP Regulations”), or any other Anti-Terrorism Laws, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or other regulations issued under the USA PATRIOT Act. Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations. Section 10.11 No Third Party Beneficiaries. The provisions of this Article are solely for the benefit of the Secured Parties, and no Loan Party shall have rights as a third-party beneficiary of any of such provisions. Section 10.12 No Fiduciary Relationship. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 10.13 Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that each Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to the Parent or any of its Subsidiaries (each, a “Report”) prepared by or at the request of each Agent, and each Agent shall so furnish each Lender with each such Report,

- 157 - 147066427v1 147066427v8 (b) expressly agrees and acknowledges that the Agents (i) do not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports, (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any Agent or other party performing any audit or examination will inspect only specific information regarding the Parent and its Subsidiaries and will rely significantly upon the Parent's and its Subsidiaries' books and records, as well as on representations of their personnel, (d) agrees to keep all Reports and other material, non-public information regarding the Parent and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 12.19, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold any Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrowers, and (ii) to pay and protect, and indemnify, defend and hold any Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys' fees and costs) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. Section 10.14 Intercreditor Agreement and Subordination Agreement. Each Lender hereby grants to the Administrative Agent all requisite authority to enter into or otherwise become bound by, and to perform its obligations and exercise its rights and remedies under any intercreditor agreement or subordination agreement with respect to Indebtedness to the extent the Administrative Agent is otherwise contemplated as being a party to such intercreditor agreement or subordination agreement, and to bind the Secured Parties thereto by the Administrative Agent's entering into or otherwise becoming bound thereby, and no further consent or approval on the part of any Lender is or will be required in connection with the performance by the Administrative Agent of the any intercreditor agreement or subordination agreement. Section 10.15 Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Administrative Agent or its designee may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Administrative Agent or its designee who shall have full authority to do all acts necessary to protect the Agents’ and the Lenders' interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Administrative Agent or its designee may reasonably request to preserve the Collateral. All costs and expenses incurred by the Administrative Agent or its designee by reason of the employment of the custodian shall be the responsibility of the Borrowers and charged to the Loan Account. Section 10.16 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent

- 158 - 147066427v1 147066427v8 shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent hereunder and under the other Loan Documents. Section 10.17 Erroneous Distribution. If all or any part of any payment or other distribution by or on behalf of any Agent to any Borrower, any Lender or any other Person is determined by such Agent in its sole discretion to have been made in error as determined by such Agent (any such payment or other distribution, an “Erroneous Distribution”), then the relevant Borrower, Lender or other Person shall forthwith on written demand (accompanied by a reasonably detailed calculation of such Erroneous Distribution) repay to such Agent the amount of such Erroneous Distribution received by such Person. Any determination by any Agent, in its sole discretion, that all or a portion of any payment or other distribution to any Borrower, any Lender or any other Person was an Erroneous Distribution shall be conclusive absent manifest error. Each Borrower, each Lender and each other potential recipient of an Erroneous Distribution hereunder waives any claim of discharge for value and any other claim of entitlement to, or in respect of, any Erroneous Distribution. ARTICLE XI GUARANTY Section 11.01 Guaranty. Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrowers, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under the guaranty set forth in this Article XI. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Secured Parties under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower. Notwithstanding any of the foregoing, Guaranteed Obligations shall not include any Excluded Swap

- 159 - 147066427v1 147066427v8 Obligations. In no event shall the obligation of any Guarantor hereunder exceed the maximum amount such Guarantor could guarantee under any Debtor Relief Law. Section 11.02 Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. Each Guarantor agrees that this Article XI constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (d) the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Secured Party; (e) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or (f) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Parties that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety. This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made. Section 11.03 Waiver. Each Guarantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Secured Parties exhaust any right or take any action against any Loan Party or any other Person or any Collateral, (iii) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Article XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan

- 160 - 147066427v1 147066427v8 Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the Secured Parties shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. Section 11.04 Continuing Guaranty; Assignments. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, its Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07. Section 11.05 Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI and the Final Maturity Date, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article XI thereafter arising. If (i) any Guarantor shall make payment to the Secured Parties of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Article XI shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Secured Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor. Section 11.06 Contribution. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor's Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to any Guarantor as of any date of

- 161 - 147066427v1 147066427v8 determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Contribution Amount” means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Guarantor for purposes of this Section 11.06, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 11.06), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 11.06. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 11.06 shall not be construed in any way to limit the liability of any Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 11.06. Section 11.07 Provisions Applicable to Canadian Loan Parties. (a) If any provision of this Agreement or Loan Documents would oblige any Canadian Loan Party to make any payment of interest or other amount (including Guaranteed Obligations) payable to any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that Lender of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Applicable Law or so result in a receipt by that Lender of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: first, by reducing the amount or rate of interest, and, thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the affected Lender which would constitute interest for purposes of section 347 of the Criminal Code (Canada). Any amount or rate of interest referred to in this Section shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that the applicable Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Effective Date to the relevant maturity date, as applicable, and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent shall be conclusive for the purposes of such determination. (b) For purposes of the Interest Act (Canada), (i) whenever any interest or fee payable by any Canadian Loan Party (including any Guaranteed Obligations) under this Agreement is calculated on the basis of a period of time other than a calendar year, such rate used in such calculation, when expressed as an annual rate, is equivalent to (x) such rate, multiplied by (y) the actual number of days in the calendar year in which the period for which such interest or fee is calculated ends, and divided by (z) the number of days in such period of time; (ii) the principle of deemed reinvestment of

- 162 - 147066427v1 147066427v8 interest shall not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields. ARTICLE XII MISCELLANEOUS Section 12.01 Notices, Etc. (a) Notices Generally. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier. In the case of notices or other communications to any Loan Party, the Administrative Agent or the Revolving Agent, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01): Mondee, Inc. 10800 Pecan Park Blvd, Suite 400 Austin, TX 78750 Attention: Jesus Portillo Telephone: [***] Email: [***] with a copy to (which shall not constitute notice): Akin Gump Strauss Hauer & Feld LLP 2300 N. Field Street, Suite 1800 Dallas, Texas 75201 Attention: Alan Laves Telephone: [***] Email: [***] if to the Administrative Agent, to it at the following address: TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attention: Ryan Carroll Telephone: [***] Email: [***] with a copy to (which shall not constitute notice): Proskauer Rose LLP 11 Times Square New York, New York 10036 Attention: Michael M. Mezzacappa Telephone: [***] Telecopier: [***]

- 163 - 147066427v1 147066427v8 Email: [***] and Alter Domus 225 W. Washington St. 9th Floor Chicago, Illinois 60606 Attention: Emily Morris Telephone: [***] Email: [***] if to Revolving Agent, to it at the following address: Wingspire Capital LLC 11720 Amber Park Drive, Suite 500 Alpharetta, Georgia 30009 Attention: John Olsen Telephone: [***] Email: [***] with a copy to (which shall not constitute notice): Blank Rome LLP 717 Texas Avenue, Suite 1400 Houston, Texas 77002 Attention: Cassandra Mott Telephone: [***] Email: [***] All notices or other communications sent in accordance with this Section 12.01, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), provided, further that notices to any Agent pursuant to Article II shall not be effective until received by such Agent. (b) Electronic Communications. (i) Each Agent and the Administrative Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Agents, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Agents that it is incapable of receiving notices under such Article by electronic communication. (ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an

- 164 - 147066427v1 147066427v8 acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (A), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (A) and (B) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. Section 12.02 Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien for the benefit of the Secured Parties or extending an existing Lien over additional property, by the Administrative Agent and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), (y) in the case of any other amendment, waiver or consent, by the Required Lenders (with a copy to the Agents) (or by the Administrative Agent with the consent of the Required Lenders) and (z) in the case of any other amendment, by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers) (with a copy to the Agents), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall: (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any premium, indemnification, fee, expense or other amount payable for the account of any Lender (other than any imposition or rescission of default interest (which may be affected by consent of the Required Lenders)), or postpone or extend any scheduled date fixed for any payment of principal (which shall in no event include any mandatory prepayment) of, or interest or fees on, the Loans payable to any Lender, in each case, without the written consent of such Lender, in each case, other than as a result of the waiver of (A) default interest under Section 2.04(b), (B) a mandatory prepayment under Section 2.05(c) or (C) any Default or Event of Default; (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender; (iii) amend the definition of "Required Lenders", "Required Term Loan Lenders", "Required Revolving Loan Lenders" or "Pro Rata Share" without the written consent of each Lender; (iv) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Administrative Agent for the benefit of the Secured Parties, or release any Borrower or any Guarantor (except in connection with a Disposition of the Equity Interests thereof permitted by Section 7.02(c)(ii)), in each case, without the written consent of each Lender; (v) amend, modify or waive Section 4.02, Section 4.03 or this Section 12.02 of this Agreement without the written consent of each Lender; or

- 165 - 147066427v1 147066427v8 (vi) increase the Total Revolving Credit Commitment without the written consent of each Revolving Loan Lender. (b) Notwithstanding anything to the contrary in Section 12.02(a): (i) no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents; (ii) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer, affect any of the rights, benefits or duties of the L/C Issuer under this Agreement or the other Loan Documents in its capacity as such; (iii) (ii) any amendment, waiver or consent to any provision of this Agreement (including Sections 4.01 and 4.02) that permits any Loan Party, any Permitted Holder (or other direct or indirect equity holder of the Parent) or any of their respective Affiliates to purchase Loans on a non-pro rata basis, become an eligible assignee pursuant to Section 12.07 and/or make offers to make optional prepayments on a non-pro rata basis shall require the prior written consent of the Required Lenders rather than the prior written consent of each Lender directly affected thereby; (iv) (iii) no consent of any Loan Party shall be required to change any order of priority set forth in Section 2.05(d) and Section 4.03; and (v) (iv) no Defaulting Lender, Loan Party, Permitted Holder (or other direct or indirect equity holder of the Parent), holder of Subordinated Indebtedness or any of their respective Affiliates that is a Lender shall have any right to approve or disapprove any amendment, waiver or consent under the Loan Documents and any Loans held by such Person for purposes hereof shall be automatically deemed to be voted pro rata according to the Loans of all other Lenders in the aggregate (other than such Defaulting Lender, Loan Party, Permitted Holder (or other direct or indirect equity holder of the Parent), holder of Subordinated Indebtedness or Affiliate). (c) If any action to be taken by the Lenders hereunder requires the consent, authorization, or agreement of all of the Lenders or any Lender affected thereby, and a Lender (other than the Administrative Agent and its Affiliates and Related Funds) (the “Holdout Lender”) fails to give its consent, authorization, or agreement, then the Administrative Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute lenders (each, a “Replacement Lender”), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than the earlier to occur of 15 Business Days after the date such notice is given and 180 days after the date of the applicable proposed consent, authorization, or agreement. Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 12.07. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make its Pro Rata Share of Loans. In connection with the replacement of any Holdout

- 166 - 147066427v1 147066427v8 Lender, all Obligations of such Holdout Lender shall be paid in full and all Commitments of such Holdout Lender shall be terminated. Section 12.03 No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person. Section 12.04 Expenses; Taxes; Attorneys' Fees. The Borrowers will pay on demand, all costs and expenses incurred by or on behalf of each Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for each Agent (and, in the case of clauses (b) through (m) below, each Lender), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, the rating of the Loans, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Agents’ or any of the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents’ or the Lenders' claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) any Environmental Claim, Environmental Liability or Remedial Action arising from or in connection with the past, present or future operations of, or any property currently, formerly or in the future owned, leased or operated by, any Loan Party, any of its Subsidiaries or any predecessor in interest, (k) any Environmental Lien, (l) the rating of the Loans by one or more rating agencies in connection with any Lender's Securitization, or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents and (y) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers. The obligations of the Borrowers under this Section 12.04 shall survive the repayment of the Obligations and discharge of any

- 167 - 147066427v1 147066427v8 Liens granted under the Loan Documents. This Section 12.04 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Section 12.05 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender or any of their respective Affiliates to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agents and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender or any of their respective Affiliates provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise. Section 12.06 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 12.07 Assignments and Participations. (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and permitted assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void. (b) Subject to the conditions set forth in clause (c) below, each Lender may assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to: (i) all or a portion of its Term Loan Commitment and any Term Loan made by it with the written consent of the Administrative Agent and the Administrative Borrower, and (ii) all or a portion of its Revolving Credit Commitment and any Revolving Loans made by it with the written consent of each Agent and the Administrative Borrower; provided, that (A) the consent of any Agent shall not be unreasonably withheld, conditioned or delayed (unless the proposed assignee is a Disqualified Lender, in which case, such Agent may withhold, condition or deny such consent in its sole discretion)) and (B) the consent of the Administrative

- 168 - 147066427v1 147066427v8 Borrower (1) shall not be unreasonably withheld, conditioned or delayed (unless the proposed assignee is a Disqualified Lender, in which case, so long as no Event of Default has occurred and is continuing, the Administrative Borrower may withhold, condition or deny such consent in its sole discretion), (2) shall be deemed to have been given by the Administrative Borrower if the Administrative Borrower has not positively denied such consent within 5 Business Days of written request therefor and (3) shall not be required during the continuance of an Event of Default; provided, further, that no written consent of the Agents or the Administrative Borrower shall be required (x) in connection with any assignment by a Lender to any Agent or any Lender, any Affiliate of any Agent or any Lender or any Related Fund of any Agent or any Lender or (y) if such assignment is in connection with any merger, amalgamation, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of any Lender. (c) Assignments shall be subject to the following additional conditions: (i) Each such assignment shall be in an amount which is at least $1,000,000 or a multiple of $100,000 in excess thereof (or the remainder of such Lender's Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (A) an Agent or a Lender, an Affiliate of an Agent or a Lender or a Related Fund of an Agent or a Lender or (B) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $1,000,000 or a multiple of $100,000 in excess thereof); (ii) The parties to each such assignment shall execute and deliver to the Administrative Agent (and the Revolving Agent, if applicable), for its acceptance, an Assignment and Acceptance, and such parties shall deliver to the Administrative Agent, for the benefit of the Administrative Agent, a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to an Agent or a Lender, an Affiliate of an Agent or a Lender or a Related Fund of an Agent or a Lender), any forms and certificates required pursuant to Section 2.09(e) and all documentation and other information required by regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws; and (iii) No such assignment shall be made to any Defaulting Lender, any Loan Party, any Permitted Holder (or other direct or indirect equity holder of the Parent), any holder of Subordinated Indebtedness or any of their respective Affiliates, in each case, without the prior written consent of the Administrative Agent. (d) Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance and recordation on the Register, (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). No assignment shall be effective for purposes of this Agreement unless it has been recorded on the Register as provided in this Section. (e) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no

- 169 - 147066427v1 147066427v8 representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender. (f) The Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans (and stated interest thereon) owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior written notice. (g) Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, the processing and recordation fee of $5,000, any forms and certificates required pursuant to Section 2.09(e) and all other know-your-customer documentation and information requested by the applicable Agent, and subject to any consent required from any Agent pursuant to Section 12.07(b) (which consent of the applicable Agent must be evidenced by such Agent's execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register (as adjusted to reflect any principal payments on or amounts capitalized and added to the principal balance of the Loans and/or Commitment reductions made subsequent to the effective date of the applicable assignment, as confirmed in writing by the corresponding assignor and assignee in conjunction with delivery of the assignment to the Administrative Agent) and provide to the Revolving Agent, if applicable, a copy of the fully executed Assignment and Acceptance. (h) If any assignment by any Lender holding any promissory note is made after the issuance of such promissory note, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender such promissory note to the Administrative Agent for cancellation, and, if requested by either the assignee or the assigning Lender, the Administrative Borrower shall issue and deliver a new promissory note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

- 170 - 147066427v1 147066427v8 (i) In the event that any Lender sells participations in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of such Lender’s rights and obligations under the Loans owning to it, such Lender shall, acting for this purpose as a non-fiduciary agent on behalf of the Borrowers, maintain, or cause to be maintained, a register, on which it enters the name and address of each participant and their respective successors and assigns, and the principal amounts (and stated interest thereon) of each Participant’s interest in the Loans or other obligations under the Loan Documents that is the subject of the participation (the ”Participant Register”). The entries in the Participant Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Participant Register as a Lender hereunder for all purposes of this Agreement. The Participant Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. For the avoidance of doubt, neither the Administrative Agent (in its capacity as Administrative Agent) nor the Revolving Agent (in its capacity as Revolving Agent) shall have any responsibility for maintaining a Participant Register. (j) Any Foreign Lender who purchases or is assigned or participates in any portion of the rights and obligations under this Agreement shall comply with Section 2.09(e). (k) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans made by it); provided, that (i) such Lender's obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans , (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document). The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.09 and Section 2.10 of this Agreement with respect to its participation in any portion of the Commitments and the Loans to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.07(b) (it being understood that the documentation required under Section 2.09(e) shall be delivered to the participating Lender, and if additional amounts are required to be paid pursuant to Section 2.09, to the Administrative Borrower). (l) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or loans made to such Lender pursuant to a securitization or similar credit facility (a “Securitization”); provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. The Loan Parties shall cooperate with such Lender and its Affiliates to effect the Securitization including, without limitation, by providing such information as may be reasonably requested by such Lender in connection with the rating of its Loans or the Securitization. Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as

- 171 - 147066427v1 147066427v8 delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents, including any Assignment and Acceptance, shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 12.09 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. Section 12.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY ANY MEANS PERMITTED BY APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. THE LOAN PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN

- 172 - 147066427v1 147066427v8 PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. Section 12.11 WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT. Section 12.12 Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary or in any other Loan Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith. Section 12.13 No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement. Section 12.14 Reinstatement; Certain Payments. If any claim is ever made upon any Secured Party for repayment or recovery of any amount or amounts received by such Secured Party in payment or on account of any of the Obligations, such Secured Party shall give prompt notice of such claim to each other Agent and Lender and the Administrative Borrower, and if such Secured Party repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Party or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party. Section 12.15 Indemnification; Limitation of Liability for Certain Damages. (a) In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Secured Party and all of their respective Related Parties (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such

- 173 - 147066427v1 147066427v8 Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent's or any Lender's furnishing of funds to the Borrowers under this Agreement or the other Loan Documents, including, without limitation, the management of any such Loans or the Borrowers' use of the proceeds thereof, (iii) the Agents and the Lenders relying on any instructions of the Administrative Borrower or the handling of the Loan Accounts and Collateral of the Borrowers as herein provided, (iv) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction. (b) The indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees set forth in this Section 12.15 are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. (c) No Loan Party shall assert, and each Loan Party hereby waives, any claim against the Indemnitees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Loan Party hereby waives, releases and agrees not to sue upon any such claim or seek any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. (d) This Section 12.15 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (e) The indemnities and waivers set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents. Section 12.16 Records. The unpaid principal of and interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error. Section 12.17 Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their

- 174 - 147066427v1 147066427v8 respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Agent and each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof. Section 12.18 Highest Lawful Rate. It is the intention of the parties hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender, as applicable, to the Borrowers); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall, subject to the last sentence of this Section 12.18, be canceled automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender to the Borrowers). All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (x) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would be less than the amount of interest payable to such Agent or such Lender computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18. For purposes of this Section 12.18, the term “applicable law” shall mean that law in effect from time to time and applicable to the loan transaction between the Borrowers, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

- 175 - 147066427v1 147066427v8 The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration. Section 12.19 Confidentiality. Each Agent and each Lender agrees (on behalf of itself and each of its Related Parties) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by, or on behalf of, the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person or its Related Parties (and which at the time is not, and does not thereafter become, publicly available or available to such Person or its Related Parties from another source not known to be subject to a confidentiality obligation to such Person or such Related Party not to disclose such information), provided that nothing herein shall limit the disclosure by any Agent or any Lender of any such information (i) to its Related Parties and its Related Parties’ respective equityholders (including, without limitation, partners), directors, officers, employees, agents, trustees, counsel, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential in accordance with this Section 12.19); (ii) to any other party hereto; (iii) to any assignee or participant (or prospective assignee or participant) or any party to a Securitization so long as such assignee or participant (or prospective assignee or participant) or party to a Securitization first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.19; (iv) to the extent required by any Requirement of Law or judicial process or as otherwise requested by any Governmental Authority; (v) to the National Association of Insurance Commissioners or any similar organization, any examiner, auditor or accountant or any nationally recognized rating agency or otherwise to the extent consisting of general portfolio information that does not identify Loan Parties; (vi) in connection with any litigation to which any Agent or any Lender is a party; (vii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; or (viii) with the consent of the Administrative Borrower. Section 12.20 Public Disclosure. Each Loan Party agrees that neither it nor any of its Affiliates will now or in the future issue any press release or other public disclosure using the name of any Agent, any Lender or any of their respective Affiliates or referring to this Agreement or any other Loan Document without the prior written consent of such Agent or such Lender, except to the extent that such Loan Party or such Affiliate is required to do so under applicable law (in which event, such Loan Party or such Affiliate will consult with such Agent or such Lender before issuing such press release or other public disclosure). Each Loan Party hereby authorizes each Agent and each Lender, after consultation with the Borrowers, to advertise the closing of the transactions contemplated by this Agreement, and to make appropriate announcements of the financial arrangements entered into among the parties hereto, as such Agent or such Lender shall deem appropriate, including, without limitation, on a home page or similar place for dissemination of information on the Internet or worldwide web, or in announcements commonly known as tombstones, in such trade publications, business journals, newspapers of general circulation and to such selected parties as such Agent or such Lender shall deem appropriate. Section 12.21 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. Section 12.22 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrowers that pursuant to the requirements of the USA

147066427v1 147066427v8 PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing the Borrowers, which information includes the name and address of each such entity and other information that will allow such Lender to identify the entities composing the Borrowers in accordance with the USA PATRIOT Act. Each Loan Party agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as any Lender may reasonably require from time to time in order to enable such Lender to comply with the USA PATRIOT Act. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK] - 176 -

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWERS: MONDEE, INC. By: Name: Title: C&H TRAVEL AND TOURS INC. By: Name: Title: MONDEE CANADA INC. By: Name: Title: SKYLINK TRAVEL, INC. By: Name: Title: SKYLINK TRAVEL, INC. By: Name: Title: SKYLINK TRAVEL, INC. By: Name: Title: SKYLINK TRAVEL, SFO INC. By: Name: Title: TRANS AM TRAVEL, INC. By: Name:

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 Title: HARI-WORLD TRAVEL GROUP, INC. By: Name: Title: EXPLORETRIP IP HOLDINGS, INC. By: Name: Title: EXPLORETRIP, INC. By: Name: Title: MONDEE ACQUISITION COMPANY INC. By: Name: Title: TRANSWORLD TRAVEL, INC. By: Name: Title:

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 LBF TRAVEL HOLDINGS, LLC By: Name: Title: LBF TRAVEL, INC. (f/k/a LBF Acquisition Corporation, Inc.) By: Name: Title: AVIA TRAVEL AND TOURS, INC. By: Name: Title: COSMOPOLITAN TRAVEL SERVICE, INC. By: Name: Title: COSMOPOLITAN TRAVEL SERVICES INC. By: Name: Title: ROCKETRIP, INC. By: Name: Title: SKYPASS TRAVEL INC. By: Name:

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 Title: SKYPASS HOLIDAYS LLC By: Name: Title:

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 GUARANTORS: MONDEE HOLDINGS, INC. By: Name: Title: MONDEE HOLDINGS II, LLC By: Name: Title:

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 ADMINISTRATIVE AGENT: TCW ASSET MANAGEMENT COMPANY LLC By: Name: Title:

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 LENDERS: TCW WV DLG 2017-1 LLC By: West Virginia Direct Lending LLC By: TCW Asset Management Company LLC, its Investment Advisor By: Name: Suzanne Grosso Title: Managing Director TCW SKYLINE LENDING LP By: TCW Asset Management Company LLC, its Investment Advisor By: Name: Suzanne Grosso Title: Managing Director NJ/TCW DLG 2017-A LLC By: NJ/TCW Direct Lending LLC By: TCW Asset Management Company LLC, its Investment Advisor By: Name: Suzanne Grosso Title: Managing Director TCW BRAZOS FUND LLC By: TCW Asset Management Company LLC, its Investment Advisor By: Name: Suzanne Grosso Title: Managing Director

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 TCW DIRECT LENDING VII LLC By: TCW Asset Management Company LLC, its Investment Advisor By: Name: Suzanne Grosso Title: Managing Director TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC By: TCW Asset Management Company LLC, its Investment Manager By: Name: Suzanne Grosso Title: Managing Director US SPECIALTY INSURANCE COMPANY By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: Name: Suzanne Grosso Title: Managing Director SAFETY NATIONAL CASUALTY CORP By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: Name: Suzanne Grosso Title: Managing Director

[SIGNATURE PAGE TO FINANCING AGREEMENT] 147066427v1 147066427v8 RELIANCE STANDARD LIFE INSURANCE COMPANY By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By: Name: Suzanne Grosso Title: Managing Director

147066427v1 147066427v8 Schedule 1.01(A)(i) EXISTING TERM LOANS LENDER OUTSTANDING PRINCIPAL AMOUNT OF TERM LOANS ON THE AMENDMENT NO. 9 EFFECTIVE DATE Reliance Standard Life Insurance Company $5,303,279.11 Safety National Casualty Corp $4,640,369.22 TCW Brazos Fund LLC $3,781,105.84 TCW Direct Lending Structured Solutions 2019 LLC $14,696,022.22 TCW DL VII Financing LLC $75,063,332.85 TCW Skyline Lending LP $10,712,623.8 US Specialty Insurance Company $3,314,549.42 West Virginia Direct Lending LLC $2,644,911.5 NJ/TCW Direct Lending LLC $2,309,640.99 NH Credit Partners III Holdings L.P. $30.286,861.49 TOTALS: $152,752,696.44

147066427v1 147066427v8 Schedule 1.01(A)(ii) REDESIGNATED TERM LOANS LENDER OUTSTANDING PRINCIPAL AMOUNT OF REDESIGNATED TERM LOAN A ON THE AMENDMENT NO. 9 EFFECTIVE DATE OUTSTANDING PRINCIPAL AMOUNT OF REDESIGNATED TERM LOAN B ON AMENDMENT NO. 9 EFFECTIVE DATE TOTAL Reliance Standard Life Insurance Company $0 $4,782,508.03 $4,782,508.03 Safety National Casualty Corp $0 $4,184,694.53 $4,184,694.53 TCW Brazos Fund LLC $0 $3,409,809.04 $3,409,809.04 TCW Direct Lending Structured Solutions 2019 LLC $0 $13,252,903.12 $13,252,903.12 TCW DL VII Financing LLC $0 $67,692,268.25 $67,692,268.25 TCW Skyline Lending LP $0 $9,660,666.22 $9,660,666.22 US Specialty Insurance Company $0 $2,989,067.50 $2,989,067.50 West Virginia Direct Lending LLC $0 $2,385,186.64 $2,385,186.64 NJ/TCW Direct Lending LLC $0 $2,082,839.00 $2,082,839.00 NH Credit Partners III Holdings L.P. $0 $27,312,754.11 $27,312,754.11 Wingspire Capital LLC $15,000,000 $0 $15,000,000 TOTALS: $15,000,000 $137,752,696.40 $152,752,696.44

147066427v1 147066427v8 Schedule 1.01(A)(iii) AMENDMENT NO. 9 TERM LOAN LENDERS AND COMMITMENTS LENDER AMENDMENT NO. 9 TERM LOAN COMMITMENTS Wingspire Capital LLC $15,000,000 TOTALS: $15,000,000

147066427v1 147066427v8 Schedule 1.01(A)(iv) REVOLVING LENDERS AND COMMITMENTS LENDER REVOLVING CREDIT COMMITMENT Wingspire Capital LLC $15,000,000 TOTALS: $15,000,000

147066427v1 147066427v8 Schedule 1.01(A)(v) AMENDMENT NO. 21 TERM LOAN LENDERS AND COMMITMENTS LENDER AMENDMENT NO. 21 TERM LOAN COMMITMENTS AMENDMENT NO. 21 TERM LOAN COMMITMENT #1 AMENDMENT NO. 21 TERM LOAN COMMITMENT #2 TCW DL VII Financing LLC $6,129,328.46 $1,021,554.75 $5,107,773.71 TCW Direct Lending Structured Solutions 2019 LLC $1,200,009.97 $200,001.66 $1,000,008.31 TCW Skyline Lending LP $874,743.87 $145,790.64 $728,953.23 TCW Brazos Fund LLC $308,747.81 $51,457.97 $257,289.84 West Virginia Direct Lending LLC $215,971.37 $35,995.23 $179,976.14 NJ/TCW Direct Lending LLC $188,594.72 $31,432.45 $157,162.27 Reliance Standard Life Insurance Company $433,041.52 $72,173.59 $360,867.93 Safety National Casualty Corp $378,911.33 $63,151.89 $315,759.44 US Specialty Insurance Company $270,650.95 $45,108.49 $225,542.46 NH Credit Partners III Holdings L.P. $5,000,000.00 $833,333.33 $4,166,666.67 TOTALS: $15,000,000 $2,500,000 $12,500,000

147066427v1 147066427v8 [Link-to-previous setting changed from on in original to off in modified.]. [SIGNATURE PAGE TO FINANCING AGREEMENT]

147066427v1 147066427v8 Schedule 1.01(A)(vi) TERM LOANS OUTSTANDING AFTER AMENDMENT NO. 21 EFFECTIVE DATE LENDER TERM LOAN A TERM LOAN B Wingspire Capital LLC $25,456,058.04 $0 TCW DL VII Financing LLC $0 $77,372,945.10 TCW Direct Lending Structured Solutions 2019 LLC $0 $15,148,201.86 TCW Skyline Lending LP $0 $11,042,238.90 TCW Brazos Fund LLC $0 $3,897,446.10 West Virginia Direct Lending LLC $0 $2,726,292.36 NJ/TCW Direct Lending LLC $0 $2,380,705.97 Reliance Standard Life Insurance Company $0 $5,466,454.90 Safety National Casualty Corp $0 $4,783,148.05 US Specialty Insurance Company $0 $3,416,534.31 NH Credit Partners III Holdings L.P. $0 $31,639,905.53 TOTALS: $25,456,058.04 $157,873,873.08

147066427v8 Schedule 1.01(A)(vii) DELAYED DRAW L/C LOAN COMMITMENTS LENDER DELAYED DRAW L/C LOAN COMMITMENT NH CREDIT PARTNERS III HOLDINGS L.P. $15,000,000 TOTALS: $15,000,000

147066427v8 EXHIBIT 2.09(e)-1 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Financing Agreement dated as of December 23, 2019 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Mondee Holdings, Inc., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), as revolving agent for the Revolving Loan Lenders (in such capacity, together with its successors and assigns in such capacity, the “Revolving Agent” and together with the Administrative Agent, each an “Agent” and collectively, the “Agents”). Unless otherwise defined herein, terms defined in the Financing Agreement and used herein shall have the meanings given to them in the Financing Agreement. Pursuant to the provisions of Section 2.09(e) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan or Loans (as well as any Note evidencing any such Loan) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Administrative Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Administrative Agent and the Administrative Borrower, and (2) the undersigned shall have at all times furnished the Administrative Agent and the Administrative Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: , 20[ ] 147066427v1

147066427v8 EXHIBIT 2.09(e)-2 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Financing Agreement dated as of December 23, 2019 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Mondee Holdings, Inc., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), as revolving agent for the Revolving Loan Lenders (in such capacity, together with its successors and assigns in such capacity, the “Revolving Agent” and together with the Administrative Agent, each an “Agent” and collectively, the “Agents”). Unless otherwise defined herein, terms defined in the Financing Agreement and used herein shall have the meanings given to them in the Financing Agreement. Pursuant to the provisions of Section 2.09(e) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: , 20[ ] 1 147066427v1

147066427v1 147066427v8 [SIGNATURE PAGE TO TAX COMPLIANCE CERTIFICATE]

1 147066427v1 147066427v8 EXHIBIT 2.09(e)-3 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Financing Agreement dated as of December 23, 2019 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Mondee Holdings, Inc., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), as revolving agent for the Revolving Loan Lenders (in such capacity, together with its successors and assigns in such capacity, the “Revolving Agent” and together with the Administrative Agent, each an “Agent” and collectively, the “Agents”). Unless otherwise defined herein, terms defined in the Financing Agreement and used herein shall have the meanings given to them in the Financing Agreement. Pursuant to the provisions of Section 2.09(e) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners or members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners or members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners or members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners or members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: , 20[ ]

1 147066427v1 147066427v8 EXHIBIT 2.09(e)-4 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Financing Agreement dated as of December 23, 2019 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Mondee Holdings, Inc., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), as revolving agent for the Revolving Loan Lenders (in such capacity, together with its successors and assigns in such capacity, the “Revolving Agent” and together with the Administrative Agent, each an “Agent” and collectively, the “Agents”). Unless otherwise defined herein, terms defined in the Financing Agreement and used herein shall have the meanings given to them in the Financing Agreement. Pursuant to the provisions of Section 2.09(e) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan or Loans (as well as any Note evidencing any such Loan) in respect of which it is providing this certificate, (ii) its direct or indirect partners or members are the sole beneficial owners of such Loan or Loans (as well as any Note evidencing such Loan), (iii) with respect to the extension of credit pursuant to this Financing Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners or members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners or members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners or members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Administrative Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Administrative Agent and the Administrative Borrower, and (2) the undersigned shall have at all times furnished the Administrative Agent and the Administrative Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

147066427v1 147066427v8 [NAME OF LENDER] By: Name: Title: Date: , 20[ ] [SIGNATURE PAGE TO TAX COMPLIANCE CERTIFICATE]

Summary report: Litera Compare for Word 11.8.0.56 Document comparison done on 9/15/2024 11:47:58 AM Style name: Default Style Intelligent Table Comparison: Active Original DMS: iw://filesitex.proskauer.com/CURRENT/147066427/1 Modified DMS: iw://filesitex.proskauer.com/CURRENT/147066427/8 Changes: Add 227 Delete 105 Move From 3 Move To 3 Table Insert 1 Table Delete 0 Table moves to 0 Table moves from 0 Embedded Graphics (Visio, ChemDraw, Images etc.) 0 Embedded Excel 0 Format changes 0 Total Changes: 339